UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-09054

CREDIT SUISSE OPPORTUNITY FUNDS
(Exact name of registrant as specified in charter)

One Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse Opportunity Funds One Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2016 to April 30, 2017

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Semiannual Report

April 30, 2017
  (unaudited)

■  CREDIT SUISSE
EMERGING MARKETS EQUITY
FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Emerging Markets Equity Fund
Semiannual Investment Adviser's Report
April 30, 2017 (unaudited)

May 26, 2017

Dear Shareholder:

We are pleased to present this Semiannual Report covering the activities of the Credit Suisse Emerging Markets Equity Fund (the "Fund") for the six-month period ended April 30, 2017.

Performance Summary

11/01/16 – 04/30/2017

Fund & Benchmark	Performance
Class I1	10.40%
Class A1,2	10.26%
Class C1,2	9.93%
MSCI Emerging Markets USD Index NR3	8.88%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 5.25% and 1.00%, respectively.2

Market Review: A positive period with a rocky start

The six-month period ended April 30, 2017 began with a rocky start but ended on a positive note, with the MSCI Emerging Markets USD Index NR (the "Benchmark"), the Fund's benchmark, returning nearly 8.9%.

In the wake of the U.S. presidential election, the Benchmark initially fell 4.6%, as concerns over potential trade tariffs added uncertainty to pre-existing (and subsequently realized) fears regarding higher U.S. interest rates. Further reflections on the state of the global economy, however, brought good cheer back to emerging market equities in the new year. For the period January 1 through April 30, 2017, the Benchmark gained 13.9%, which has taken the market approximately 7% above the highs seen prior to the U.S. presidential election in 2016.

Strategic Review and Outlook: Looking forward to continued outperformance potential

For the six-month period ended April 30, 2017, the Fund outperformed the Benchmark, gaining 10.40% net of fees (Class I shares), versus 8.88% for the Benchmark. The majority of outperformance was derived in the first quarter of 2017, driven by stock selection as the calmer market setting fostered a solid backdrop for relative gains. The Fund outperformed in four of the Industrial Life Cycle ("ILC") stages — most notably the Growth stage. The strength in this area, which lagged last year, was driven by a balance of old and new positions

1

Credit Suisse Emerging Markets Equity Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

in a variety of categories from mobile gaming to optical lens production for phones and automobiles.

The more valuation-oriented portions of the maturity scale — especially the Cash Cow and Financials stages — also contributed to performance. The continued strength in the Cash Cow stage was especially gratifying given the difficulties of the past few years. The attention to valuation in this space was a clear disadvantage in the more volatile periods of synchronized global quantitative easing. The gradual normalization of interest rate curves, however, has revived what the ILC investment process believes to be the most durable long-term approach to successful stock selection in this high-quality portion of the market. ILC employs a proprietary investment technique designed to identify companies with the potential to outperform. In our opinion, success in the quarter was reassuringly diverse, from Chinese household appliances to Mexican infrastructure.

The ILC investment process has so far reaped the rewards of a calmer backdrop in 2017. Our process for stock selection based on identifying the best operating companies across the maturity scale provided balance during the past four turbulent years as investors favored high-quality, high multiple franchises for their perceived stability. We believe our unique collection of the cheapest companies across the spectrum of stage, country and sector has routinely been the most powerful indicator of quarterly returns for four of the last five quarters (mainly at the expense of performance from the highest quality/lowest volatility profile companies).

We believe that the consistency of the current market structure will provide a new dose of enthusiasm for the core nature of the ILC investment approach. The prior market preference (high quality/momentum) endured for at least twelve quarters. This would suggest that the current backdrop of relative valuation may well have a steady path forward for the next few years.

ON JUNE 7, 2017, THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND APPROVED A PLAN OF LIQUIDATION, DISSOLUTION AND TERMINATION (THE "PLAN") FOR THE FUND WHEREBY ALL OF THE FUND'S ASSETS WILL BE LIQUIDATED AND THE FUND SUBSEQUENTLY DISSOLVED. IN LIGHT OF THE BOARD'S DECISION, SHARES OF THE FUND ARE CLOSED TO NEW INVESTORS.

AS A RESULT OF THE FUND'S LIQUIDATION, EACH SHAREHOLDER OF THE FUND WILL RECEIVE A DISTRIBUTION IN AN AMOUNT EQUAL TO THE NET ASSET VALUE OF HIS/HER SHARES AS OF THE LIQUIDATION DATE. YOU WILL BE INFORMED OF SUCH FUTURE LIQUIDATION DATE AT THE TIME IT IS DETERMINED BY THE FUND. SHAREHOLDERS CAN CONTINUE TO REDEEM THEIR SHARES AT NET

2

Credit Suisse Emerging Markets Equity Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

ASSET VALUE ON ANY BUSINESS DAY PRIOR TO THE FUND'S EXPECTED FUTURE LIQUIDATION DATE. A NOTICE DESCRIBING THE PLAN AND THE LIQUIDATION OF THE FUND HAS BEEN MAILED TO SHAREHOLDERS OF THE FUND.

HOLT Active Equity Group

Alfred S. Bryant

Foreign investments involve significant risks including risk of loss of principal, currency risk, derivatives risk, emerging markets risk, equity exposure risk, foreign securities risk, information risk, political risk, access risk, operational risk, liquidity risk, manager risk, market risk, and small- and mid-cap stock risk. In addition, the Fund is subject to options risk and participation notes risk. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation, and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund, could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of this letter and the Fund holdings described in this document are as of April 30, 2017; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

1  Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 1.25% of the Fund's average daily net assets for Class I shares, 1.50% of the Fund's average daily net assets for Class A shares and 2.25% of the Fund's average daily net assets for Class C shares through at least February 28, 2018. This limit excludes certain expenses, as set forth in the Fund's Prospectus.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 5.25%), was 4.52%. Total return for the Fund's Class C shares for the reporting period, based on redemption value including maximum contingent deferred sales charge (CDSC) of 1.00%, was 8.93%.

3  Morgan Stanley Capital International (MSCI) Emerging Markets USD Index NR is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index does not have transaction costs and investors can not invest directly in the index.

3

Credit Suisse Emerging Markets Equity Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Average Annual Returns as of April 30, 20171

	1 Year	Since Inception[2]
Class I	20.72%	1.58%
Class A Without Sales Charge	20.44%	1.32%
Class A With Maximum Sales Charge	14.14%	(0.29)%
Class C Without CDSC	19.58%	0.58%
Class C With CDSC	18.58%	0.58%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gain distributions, if any. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance information current to the most recent month end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratios are 2.49% for Class I shares, 2.74% for Class A shares and 3.49% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements are 1.25% for Class I shares, 1.50% for Class A shares and 2.25% for Class C shares.

1  Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 1.25% of the Fund's average daily net assets for Class I shares, 1.50% of the Fund's average daily net assets for Class A shares and 2.25% of the Fund's average daily net assets for Class C shares through at least February 28, 2018. This limit excludes certain expenses, as set out in the Fund's Prospectus.

2  Inception Date December 26, 2013.

4

Credit Suisse Emerging Markets Equity Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended April 30, 2017.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line.

•  Hypothetical 5% Fund Return. This helps you to compare the Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

5

Credit Suisse Emerging Markets Equity Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Expenses and Value for a $1,000 Investment
for the six-month period ended April 30, 2017

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 11/01/16	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 04/30/17	$1,104.00	$1,102.60	$1,099.30
Expenses Paid per $1,000*	$6.52	$7.82	$11.71
Hypothetical 5% Fund Return
Beginning Account Value 11/01/16	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 04/30/17	$1,018.60	$1,017.36	$1,013.64
Expenses Paid per $1,000*	$6.26	$7.50	$11.23
	Class I	Class A	Class C
Annualized Expense Ratios*	1.25%	1.50%	2.25%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or actual expenses reimbursements, if applicable. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's Prospectus.

6

Credit Suisse Emerging Markets Equity Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Sector Breakdown*

Information Technology	27.6%
Financials	27.3
Consumer Discretionary	12.7
Consumer Staples	6.1
Telecommunication Services	5.5
Industrials	5.4
Energy	4.7
Materials	4.4
Short-Term Investment[1]	2.3
Utilities	2.0
Health Care	1.0
Commingled Fund	1.0
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at April 30, 2017, if applicable.

7

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments
April 30, 2017 (unaudited)

	Number of Shares	Value
COMMON STOCKS (105.7%)
BRAZIL (9.9%)
Commercial Banks (2.2%)
Banco do Brasil S.A.	55,300	$567,902
Diversified Consumer Services (0.9%)
Ser Educacional S.A.	28,500	218,285
Electric Utilities (1.1%)
Transmissora Alianca de Energia Eletrica S.A.	40,100	288,452
Food Products (2.0%)
Marfrig Global Foods S.A.(1)	221,200	499,270
Hotels, Restaurants & Leisure (1.7%)
CVC Brasil Operadora e Agencia de Viagens S.A.	45,400	439,410
Household Durables (0.4%)
MRV Engenharia e Participacoes S.A.	22,400	111,622
Insurance (1.6%)
Porto Seguro S.A.	45,700	410,311
		2,535,252
CHILE (0.0%)
Commercial Banks (0.0%)
Banco de Credito e Inversiones	1	56
CHINA (24.4%)
Building Products (0.7%)
China Lesso Group Holdings Ltd.	241,000	191,897
Commercial Banks (7.4%)
Agricultural Bank of China Ltd., Series H	943,400	434,943
Bank of China Ltd., Series H	1,183,000	572,291
China CITIC Bank Corp. Ltd., Series H	792,100	501,467
Chongqing Rural Commercial Bank Co. Ltd., Series H	575,900	395,559
		1,904,260
Diversified Consumer Services (1.5%)
TAL Education Group, ADR(1)	3,200	381,152
Electronic Equipment, Instruments & Components (2.2%)
AAC Technologies Holdings, Inc.	19,200	281,481
Sunny Optical Technology Group Co. Ltd.	32,800	269,535
		551,016
Gas Utilities (0.6%)
ENN Energy Holdings Ltd.	28,700	155,595
Insurance (1.6%)
PICC Property & Casualty Co. Ltd., Series H	104,500	168,002
Ping An Insurance Group Co. of China Ltd., Series H	44,900	252,465
		420,467

See Accompanying Notes to Financial Statements.
8

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

	Number of Shares	Value
COMMON STOCKS (continued)
CHINA
Internet Software & Services (8.6%)
NetEase, Inc., ADR	2,700	$716,553
Tencent Holdings Ltd.	47,200	1,479,085
		2,195,638
Machinery (0.7%)
Fujian Longking Co. Ltd., Series A	82,492	182,897
Pharmaceuticals (1.1%)
China Medical System Holdings Ltd.	82,000	141,547
Humanwell Healthcare Group Co. Ltd., Series A	47,200	136,909
		278,456
		6,261,378
HONG KONG (9.1%)
Auto Components (1.7%)
Xinyi Glass Holdings Ltd.	493,900	437,706
Electronic Equipment, Instruments & Components (0.6%)
PAX Global Technology Ltd.	265,500	163,989
Food Products (1.7%)
WH Group Ltd.	479,900	428,188
Household Durables (1.8%)
Haier Electronics Group Co. Ltd.	197,700	458,477
Industrial Conglomerates (1.0%)
Jardine Strategic Holdings Ltd.	5,900	249,310
Real Estate Management & Development (1.5%)
Kerry Properties Ltd.	106,000	396,301
Wireless Telecommunication Services (0.8%)
China Mobile Ltd.	19,100	203,371
		2,337,342
INDIA (6.6%)
Automobiles (2.8%)
Hero MotoCorp Ltd.	13,600	706,278
Diversified Financial Services (2.2%)
Rural Electrification Corp. Ltd.	183,100	574,969
Media (0.8%)
Zee Entertainment Enterprises Ltd.	26,500	217,649
Thrifts & Mortgage Finance (0.8%)
Indiabulls Housing Finance Ltd., GDR	12,700	200,787
		1,699,683

See Accompanying Notes to Financial Statements.
9

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

	Number of Shares	Value
COMMON STOCKS (continued)
INDONESIA (0.4%)
Gas Utilities (0.4%)
PT Perusahaan Gas Negara Persero Tbk	603,200	$109,694
JAPAN (0.7%)
Household Products (0.7%)
Pigeon Corp.	5,600	173,641
LUXEMBOURG (2.2%)
Metals & Mining (2.2%)
Ternium S.A., ADR	22,100	559,572
MEXICO (2.3%)
Construction & Engineering (0.7%)
Promotora y Operadora de Infraestructura S.A.B. de C.V.	16,458	173,584
Industrial Conglomerates (1.6%)
Alfa S.A.B. de C.V., Class A	303,100	412,220
		585,804
PANAMA (0.9%)
Commercial Banks (0.9%)
Banco Latinoamericano de Comercio Exterior S.A., Series E	8,400	240,912
RUSSIA (4.8%)
Diversified Financial Services (1.4%)
Moscow Exchange MICEX-RTS PJSC	179,600	363,939
Oil, Gas & Consumable Fuels (3.4%)
Gazprom PAO, ADR	77,650	368,061
Lukoil PJSC, ADR	10,200	505,531
		873,592
		1,237,531
SINGAPORE (1.2%)
Commercial Banks (0.5%)
DBS Group Holdings Ltd.	9,700	133,908
Software (0.7%)
IGG, Inc.	111,600	169,354
		303,262
SOUTH AFRICA (4.8%)
Commercial Banks (1.3%)
Nedbank Group Ltd.	19,600	329,959
Diversified Telecommunication Services (1.7%)
Telkom S.A. SOC Ltd.	76,200	425,816
Insurance (0.5%)
Liberty Holdings Ltd.	15,800	127,212

See Accompanying Notes to Financial Statements.
10

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

	Number of Shares	Value
COMMON STOCKS (continued)
SOUTH AFRICA
Real Estate Investment Trusts (1.3%)
Growthpoint Properties Ltd.	177,200	$339,096
		1,222,083
SOUTH KOREA (17.5%)
Automobiles (0.7%)
Hyundai Motor Co.	1,400	177,068
Chemicals (1.6%)
LG Chem Ltd.	1,700	408,898
Commercial Banks (3.2%)
Hana Financial Group, Inc.	8,500	291,933
Woori Bank	40,400	529,761
		821,694
Computers & Peripherals (6.4%)
Samsung Electronics Co. Ltd.	830	1,627,155
Diversified Telecommunication Services (2.3%)
KT Corp.	21,000	594,169
Internet Software & Services (1.6%)
NAVER Corp.	600	421,694
Multiline Retail (0.5%)
Hyundai Department Store Co. Ltd.	1,464	139,040
Tobacco (1.2%)
KT&G Corp.	3,400	303,207
		4,492,925
TAIWAN (12.0%)
Computers & Peripherals (4.2%)
Asustek Computer, Inc.	34,500	338,941
Compal Electronics, Inc.	687,700	460,365
Pegatron Corp.	95,300	280,666
		1,079,972
Diversified Financial Services (0.6%)
Fubon Financial Holding Co. Ltd.	97,000	151,846
Electronic Equipment, Instruments & Components (3.3%)
Chunghwa Precision Test Tech Co. Ltd.	5,400	210,092
E Ink Holdings, Inc.	195,500	199,419
Hon Hai Precision Industry Co. Ltd.	129,798	424,850
		834,361
Household Durables (0.6%)
Nien Made Enterprise Co. Ltd.	14,900	150,715

See Accompanying Notes to Financial Statements.
11

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

	Number of Shares	Value
COMMON STOCKS (continued)
TAIWAN
Semiconductors & Semiconductor Equipment (3.3%)
Taiwan Semiconductor Manufacturing Co. Ltd.	132,400	$852,907
		3,069,801
THAILAND (5.7%)
Beverages (0.5%)
Carabao Group PCL, NVDR	73,000	138,505
Chemicals (1.1%)
PTT Global Chemical PCL	132,500	287,294
Commercial Banks (0.7%)
Krung Thai Bank PCL, NVDR	308,100	176,152
Food & Staples Retailing (0.8%)
CP ALL PCL, NVDR	115,100	203,052
Oil, Gas & Consumable Fuels (1.8%)
PTT PCL	42,300	475,707
Specialty Retail (0.8%)
Home Product Center PCL, NVDR	701,200	196,522
		1,477,232
TURKEY (2.7%)
Diversified Telecommunication Services (1.4%)
Turk Telekomunikasyon AS	192,100	344,737
Industrial Conglomerates (1.3%)
Dogan Sirketler Grubu Holding AS(1)	683,900	142,298
Turkiye Sise ve Cam Fabrikalari AS	155,800	195,481
		337,779
		682,516
UNITED ARAB EMIRATES (0.5%)
Real Estate Management & Development (0.5%)
Aldar Properties PJSC	217,400	126,560
TOTAL COMMON STOCKS (Cost $23,034,120)		27,115,244
PREFERRED STOCKS (2.0%)
BRAZIL (1.2%)
Commercial Banks (1.2%)
Banco Bradesco S.A.	29,988	313,211
COLOMBIA (0.8%)
Commercial Banks (0.8%)
Banco Davivienda S.A.	19,100	200,512
TOTAL PREFERED STOCKS (Cost $464,656)		513,723

See Accompanying Notes to Financial Statements.
12

Credit Suisse Emerging Markets Equity Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

	Number of Shares	Value
EXCHANGE TRADED FUND (1.1%)
UNITED STATES (1.1%)
iShares MSCI Emerging Markets ETF (Cost $271,653)	6,900	$276,414
	Par (000)
SHORT-TERM INVESTMENT (2.6%)
State Street Bank and Trust Co. Euro Time Deposit, 0.090%, 05/01/2017 (Cost $665,420)	$665	665,420
TOTAL INVESTMENTS AT VALUE (111.4%) (Cost $24,435,849)		28,570,801
LIABILITIES IN EXCESS OF OTHER ASSETS (-11.4%)		(2,929,986)
NET ASSETS (100.0%)		$25,640,815

(1)  Non-income producing security.

INVESTMENT ABBREVIATIONS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

NVDR = Non-Voting Depository Receipt

See Accompanying Notes to Financial Statements.
13

Credit Suisse Emerging Markets Equity Fund
Statement of Assets and Liabilities
April 30, 2017 (unaudited)

Assets
Investments at value (Cost $24,435,849) (Note 2)	$28,570,801
Foreign currency at value (Cost $15,465)	15,421
Receivable for investments sold	380,393
Dividend and interest receivable	35,818
Receivable from investment adviser (Note 3)	3,583
Prepaid expenses	29,703
Total assets	29,035,719
Liabilities
Administrative services fee payable (Note 3)	50,409
Shareholder servicing/Distribution fee payable (Note 3)	1,152
Payable for Fund shares redeemed	2,484,830
Payable for investments purchased	662,832
Due to custodian	97,199
Trustees' fee payable	6,844
Accrued expenses	91,638
Total liabilities	3,394,904
Net Assets
Capital stock, $.001 par value (Note 6)	2,598
Paid-in capital (Note 6)	26,031,095
Distributions in excess of net investments income	(226,655)
Accumulated net realized loss on investments and foreign currency transactions	(4,264,895)
Net unrealized appreciation from investments and foreign currency translations	4,098,672
Net assets	$25,640,815
I Shares
Net assets	$23,159,764
Shares outstanding	2,346,120
Net asset value, offering price and redemption price per share	$9.87
A Shares
Net assets	$1,401,032
Shares outstanding	142,051
Net asset value and redemption price per share	$9.86
Maximum offering price per share (net asset value/(1-5.25%))	$10.41
C Shares
Net assets	$1,080,019
Shares outstanding	109,799
Net asset value, offering price and redemption price per share	$9.84

See Accompanying Notes to Financial Statements.
14

Credit Suisse Emerging Markets Equity Fund
Statement of Operations
For the Six Months Ended April 30, 2017 (unaudited)

Investment Income
Dividends	$233,292
Foreign taxes withheld	(22,495)
Total investment income	210,797
Expenses
Investment advisory fees (Note 3)	126,108
Administrative services fees (Note 3)	78,207
Shareholder servicing/Distribution fees (Note 3)
Class A	1,564
Class C	5,878
Registration fees	25,086
Audit and tax fees	20,327
Trustees' fees	17,187
Legal fees	14,508
Printing fees	10,051
Custodian fees	8,988
Transfer agent fees (Note 3)	8,114
Commitment fees (Note 4)	6,235
Insurance expense	302
Miscellaneous expense	4,245
Total expenses	326,800
Less: fees waived and expenses reimbursed (Note 3)	(158,934)
Net expenses	167,866
Net investment income	42,931
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	130,464
Net realized gain from foreign currency transactions	5,652
Net change in unrealized appreciation (depreciation) from investments	2,437,264
Net change in unrealized appreciation (depreciation) from foreign currency translations	(28,998)
Net realized and unrealized gain from investments and foreign currency related items	2,544,382
Net increase in net assets resulting from operations	$2,587,313

See Accompanying Notes to Financial Statements.
15

Credit Suisse Emerging Markets Equity Fund
Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2017 (unaudited)	For the Year Ended October 31, 2016
From Operations
Net investment income	$42,931	$441,488
Net realized gain (loss) from investments and foreign currency transactions	136,116	(2,333,709)
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	2,408,266	4,358,851
Net increase in net assets resulting from operations	2,587,313	2,466,630
From Dividends
Dividends from net investment income
Class I	(457,229)	(337,426)
Class A	(21,696)	(17,340)
Class C	(10,180)	(10,307)
Net decrease in net assets resulting from dividends	(489,105)	(365,073)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	1,422,488	1,643,676
Reinvestment of dividends	489,106	365,074
Net asset value of shares redeemed	(4,594,825)	(1,740,996)
Net increase (decrease) in net assets from capital share transactions	(2,683,231)	267,754
Net increase (decrease) in net assets	(585,023)	2,369,311
Net Assets
Beginning of period	26,225,838	23,856,527
End of period	$25,640,815	$26,225,838
Accumulated undistributed (overdistributed) net investment income	$(226,655)	$219,519

See Accompanying Notes to Financial Statements.
16

Credit Suisse Emerging Markets Equity Fund
Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014[1]
Per share data
Net asset value, beginning of period	$9.13	$8.41	$10.36	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.02	0.16	0.13	0.16
Net gain (loss) from investments and foreign currency related items (both realized and unrealized)	0.90	0.69	(1.82)	0.20
Total from investment operations	0.92	0.85	(1.69)	0.36
LESS DIVIDENDS
Dividends from net investment income	(0.18)	(0.13)	(0.26)	—
Total dividends	(0.18)	(0.13)	(0.26)	—
Net asset value, end of period	$9.87	$9.13	$8.41	$10.36
Total return[3]	10.40%	10.46%	(16.68)%	3.60%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$23,160	$23,329	$21,051	$21,040
Ratio of net expenses to average net assets	1.25%[4]	1.25%	1.25%	1.25%[4]
Ratio of net investment income to average net assets	0.39%[4]	1.94%	1.36%	1.88%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.24%[4]	1.35%	1.17%	1.38%[4]
Portfolio turnover rate	25%	61%	62%	50%

1  For the period December 26, 2013 (Inception Date) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and include change in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.
17

Credit Suisse Emerging Markets Equity Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014[1]
Per share data
Net asset value, beginning of period	$9.11	$8.40	$10.34	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.01	0.13	0.11	0.15
Net gain (loss) from investments and foreign currency related items (both realized and unrealized)	0.90	0.70	(1.81)	0.19
Total from investment operations	0.91	0.83	(1.70)	0.34
LESS DIVIDENDS
Dividends from net investment income	(0.16)	(0.12)	(0.24)	—
Total dividends	(0.16)	(0.12)	(0.24)	—
Net asset value, end of period	$9.86	$9.11	$8.40	$10.34
Total return[3]	10.26%	10.08%	(16.74)%	3.40%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,401	$1,246	$1,288	$1,182
Ratio of net expenses to average net assets	1.50%[4]	1.50%	1.50%	1.50%[4]
Ratio of net investment income to average net assets	0.15%[4]	1.64%	1.18%	1.72%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.24%[4]	1.35%	1.17%	1.38%[4]
Portfolio turnover rate	25%	61%	62%	50%

1  For the period December 26, 2013 (Inception Date) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and include change in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.
18

Credit Suisse Emerging Markets Equity Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014[1]
Per share data
Net asset value, beginning of period	$9.05	$8.34	$10.28	$10.00
INVESTMENT OPERATIONS
Net investment income (loss)[2]	(0.03)	0.08	0.06	0.08
Net gain (loss) from investments and foreign currency related items (both realized and unrealized)	0.91	0.69	(1.84)	0.20
Total from investment operations	0.88	0.77	(1.78)	0.28
LESS DIVIDENDS
Dividends from net investment income	(0.09)	(0.06)	(0.16)	—
Total dividends	(0.09)	(0.06)	(0.16)	—
Net asset value, end of period	$9.84	$9.05	$8.34	$10.28
Total return[3]	9.93%	9.31%	(17.48)%	2.80%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,080	$1,651	$1,518	$1,028
Ratio of net expenses to average net assets	2.25%[4]	2.25%	2.25%	2.25%[4]
Ratio of net investment income (loss) to average net assets	(0.65)%[4]	0.93%	0.62%	0.91%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.24%[4]	1.35%	1.17%	1.38%[4]
Portfolio turnover rate	25%	61%	62%	50%

1  For the period December 26, 2013 (Inception Date) through October 31, 2014.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and include change in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.
19

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements
April 30, 2017 (unaudited)

Note 1. Organization

Credit Suisse Emerging Markets Equity Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company that seeks capital appreciation. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except the share classes bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.25%. Class C shares are sold subject to a CDSC of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts, exchange-traded funds, futures contracts and certain indices, and these securities are categorized as Level 2. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent

20

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

21

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1  –  quoted prices in active markets for identical investments

•  Level 2  –  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3  –  significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$7,151,128	$19,964,116	$—	$27,115,244
Preferred Stocks	513,723	—	—	513,723
Exchange Traded Fund	276,414	—	—	276,414
Short-term Investment	—	665,420	—	665,420
	$7,941,265	$20,629,536	$—	$28,570,801

For the six months ended April 30, 2017, there were no transfers between Level 2 and Level 3, but there was $1,928,396 transferred out from Level 1 to Level 2 due to lack of observable market data because of a decrease in market activity. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar

22

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

amounts at the current exchange rate at the end of the period. Reported net realized gain (loss) from foreign currency transactions arises from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses on translation of assets and liabilities denominated in foreign currencies arises from changes in the fair values of assets and liabilities, other than investments at the end of the period, resulting from changes in exchange rates. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments in the Statement of Operations.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

23

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships ("Qualifying Income").

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the

24

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Statement of Assets and Liabilities.

I) FOREIGN INVESTMENTS RISK — The Fund may have elements of risk not typically associated with investments in the U.S. due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Because the Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a Fund that is more broadly diversified geographically.

J) NEW ACCOUNTING PRONOUNCEMENTS — On August 26, 2016, Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2016-15, "Statement of Cash Flows (Topic 230), a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-15"). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued Accounting Standards Update No. 2016-18, "Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-18"). ASU 2016-18 requires that a

25

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

statement of cash flows explains the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

K) SUBSEQUENT EVENT — On June 7, 2017, the Board of Trustees of the Fund approved a plan of liquidation, dissolution and termination for the Fund whereby all of the Fund's assets were to be liquidated and the Fund subsequently dissolved. Upon approval of the plan of liquidation, the Fund was closed to new investors. Each shareholder of the Fund will receive a distribution in an amount equal to the net asset value of his/her shares as of the yet-to-be-determined future liquidation date.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser and administrator for the Fund. Effective November 15, 2016, for its investment advisory and administration services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.99% of the Fund's average daily net assets. Credit Suisse has contractually agreed to limit expenses so that the Fund's annual operating expenses do not exceed 1.25% of the Fund's average daily net assets for Class I shares, 1.50% of the Fund's average daily net assets for Class A shares, and 2.25% of the Fund's average daily net assets for Class C shares. For the six months ended April 30, 2017, investment advisory and administration fees

26

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 3. Transactions with Affiliates and Related Parties (continued)

earned and fees waived/expenses reimbursed were $126,108 and $158,934, respectively. Prior to November 15, 2016, the Fund paid advisory fees at the annual rate of 0.90% of average daily net assets. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously reimbursed by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause the Fund to exceed the applicable expense limitation in the contract at the time the fees are recouped. This contract may not be terminated before February 28, 2018.

The amounts waived and reimbursed by Credit Suisse, which are available for potential future recoupment by Credit Suisse, and the expiration schedule at April 30, 2017 are as follows:

	Fee waivers/expense reimbursements subject to recoupment	Expires October 31, 2017	Expires October 31, 2018	Expires October 31, 2019	Expires October 31, 2020
Class I	$925,048	$228,447	$267,752	$284,961	$143,888
Class A	53,219	13,198	16,088	16,185	7,748
Class C	56,324	12,296	16,396	20,334	7,298
Totals	$1,034,591	$253,941	$300,236	$321,480	$158,934

Prior to November 15, 2016, Credit Suisse and SSB served as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculated at an annual rate of 0.09% of the Fund's average daily net assets. On November 15, 2016, the Fund entered into an Investment Management Agreement with Credit Suisse which bundled the advisory and administration fees into a single fee. For the period from November 1, 2016 to November 14, 2016, co-administrative services fees earned by Credit Suisse were $946.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2017, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $77,261.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU receives fees for its distribution services. These fees are calculated at an annual rate of

27

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 3. Transactions with Affiliates and Related Parties (continued)

0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the six months ended April 30, 2017, the Fund paid Rule 12b-1 distribution fees of $1,564 for Class A shares and $5,878 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent-related services to the Fund and receive compensation from the Fund. For the six months ended April 30, 2017, the Fund paid $6,543, which is included within transfer agent fees in the Statement of Operations.

For the six months ended April 30, 2017, CSSU and its affiliates advised the Fund that there were no commissions earned on the sale of the Fund's Class A and Class C shares.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), with SSB in an aggregated amount of $250 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At April 30, 2017 and during the six months ended April 30, 2017, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2017, purchases and sales of investment securities (excluding short-term investments) were $6,534,495 and $6,823,645, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I,

28

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 6. Capital Share Transactions (continued)

Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	149,619	$1,395,738	193,469	$1,580,312
Shares issued in reinvestment of dividends	53,918	457,229	43,765	337,426
Shares redeemed	(412,552)	(3,963,603)	(183,703)	(1,510,760)
Net increase (decrease)	(209,015)	$(2,110,636)	53,531	$406,978
	Class A
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	2,779	$26,750	6,626	$48,650
Shares issued in reinvestment of dividends	2,559	21,697	2,249	17,340
Shares redeemed	—	—	(25,497)	(206,889)
Net increase (decrease)	5,338	$48,447	(16,622)	$(140,899)
	Class C
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	—	$—	1,699	$14,714
Shares issued in reinvestment of dividends	1,201	10,180	1,337	10,308
Shares redeemed	(73,812)	(631,222)	(2,577)	(23,347)
Net increase (decrease)	(72,611)	$(621,042)	459	$1,675

On April 30, 2017, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders		Approximate Percentage of Outstanding Shares
Class I	2	*	97%
Class A	3	*	94%
Class C	2	*	100%

*  This includes the seed money from Merchant Holding, Inc., an affiliate of Credit Suisse.

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

29

Credit Suisse Emerging Markets Equity Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

30

Credit Suisse Emerging Markets Equity Fund
Shareholder Meeting Results (unaudited)

A special meeting of shareholders of the Credit Suisse Opportunity Funds — Credit Suisse Emerging Markets Equity Fund (the "Fund") was held at One Madison Avenue, 11th Floor, New York, NY 10010 on March 14, 2017. The following matter was voted upon by the shareholders of the Fund and the results are presented below. The proposal was approved.

To Elect the Following Nominees as Trustees:

	FOR	WITHHELD
Laura A. DeFelice	2,572,726	0
Mahendra R. Gupta	2,572,726	0
John G. Popp	2,572,726	0
Total Eligible Shares	2,833,729
Total Shares Voted	2,572,276
% of Shares Voted	90.79%

31

Credit Suisse Emerging Markets Equity Fund
Board Approval of Investment Management Agreement (unaudited)

In approving the amended and restated investment management agreement for the Credit Suisse Emerging Markets Equity Fund (the "Fund") a series of Credit Suisse Opportunity Funds (the "Trust"), the Board of Trustees of the Trust (the "Board"), including all of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Independent Trustees"), at a meeting held on November 14 and 15, 2016, considered the following factors:

Investment Management Fee Rates and Expenses

The Board reviewed and considered the contractual management fee rate of 0.99% of the Fund's average daily net assets ("Contractual Management Fee") for the Fund in light of the extent and quality of the management services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also considered that Credit Suisse entered into an expense limitation agreement ("Expense Limitation Agreement") limiting the Fund's total net expenses to 1.50%, 2.25% and 1.25% of the average daily net assets of Class A, Class C and Class I, respectively, until February 28, 2018.

The Board considered that it had approved a proposal to bundle the Fund's advisory and co-administration services under a single new Investment Management Agreement between the Fund and Credit Suisse (the "Management Agreement"). The Board noted that the Management Agreement became effective November 15, 2016. The Management Agreement provides for a contractual combined management fee rate of 0.99% of the Fund's average daily net assets. The Board noted that the proposal bundled the advisory and administration fees into a single fee under the Management Agreement. The Board also noted that the bundling of the advisory and co-administration services and fees will not impact the aggregate services provided under the current arrangement and that the overall combined advisory and co-administration fees paid by shareholders would not increase.

Additionally, the Board received and considered information comparing the Fund's Contractual Management Fee, Contractual Management Fee less waivers and/or reimbursements ("Net Management Fee") and the Fund's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Broadridge, an independent provider of investment company data. The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe. The Board also received and considered information regarding the co-administration fees paid by the Fund.

32

Credit Suisse Emerging Markets Equity Fund
Board Approval of Investment Management Agreement (unaudited) (continued)

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the advisory and co-administration agreements and to be provided under the Management Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board noted that the extensive investment management services provided by Credit Suisse included broad supervisory responsibility and oversight over other service providers to the Fund. The Board reviewed background information about Credit Suisse including its Form ADV Part 2 — Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Fund Performance

The Board received and considered performance results of the Fund over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Fund. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe. The Board considered the investment performance of the Fund relative to its stated objectives, as well as the performance of the Fund relative to its peers and noted solid performance over the past year in the uncertain emerging equites markets.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Management Agreement for the Fund,

33

Credit Suisse Emerging Markets Equity Fund
Board Approval of Investment Management Agreement (unaudited) (continued)

including any fee waivers, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse's methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective. The Board also received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted the small size of the Fund and that as the Fund's asset levels grow, economics of scale potentially could be realized.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates) and the fees paid to an affiliate of Credit Suisse for distribution services.

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports, and Credit Suisse's compliance procedures.

34

Credit Suisse Emerging Markets Equity Fund
Board Approval of Investment Management Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Management Agreement and the investment management fee under such agreement, the Board concluded that:

•  The Contractual Management Fee and Net Management Fee, reviewed along with information provided by Broadridge for the funds in the Fund's Expense Group and Expense Universe, were reasonable in relation to the services provided by Credit Suisse.

•  The Board was satisfied with the nature, extent and quality of the investment management services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the advisory and co-administration agreements and to be provided under the Management Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund and willingness to waive fees, Credit Suisse's profitability based on fees payable under the advisory and co-administration agreements, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the information received and considered by the Board, the Fund's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

35

Credit Suisse Emerging Markets Equity Fund
Notice of Privacy and Information Practices (unaudited)

At Credit Suisse, we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use ("individual investors"). Specified sections of this notice, however, also apply to other types of investors (called "institutional investors"). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds and Credit Suisse Closed-End Funds. This notice applies solely to U.S. registered investment companies advised by Credit Suisse Asset Management, LLC.

Categories of information we may collect:

We may collect information about you, including nonpublic personal information, such as

•  Information we receive from you on applications, forms, agreements, questionnaires, Credit Suisse websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e-mail address, Social Security number, assets, income, financial situation; and

•  Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information, assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

•  We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

36

Credit Suisse Emerging Markets Equity Fund
Notice of Privacy and Information Practices (unaudited) (continued)

•  We want our investors to be informed about additional products or services. We do not disclose nonpublic personal information relating to individual investors to our affiliates for marketing purposes, nor do we use such information received from our affiliates to solicit individual investors for such purposes. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

•  In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non-U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

Confidentiality and security

•  To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures

This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of May 23, 2017.

37

Credit Suisse Emerging Markets Equity Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

38

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P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  EMF-SAR-0417

CREDIT SUISSE FUNDS

Semiannual Report

April 30, 2017
  (unaudited)

■  CREDIT SUISSE
STRATEGIC INCOME FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Strategic Income Fund
Semiannual Investment Adviser's Report
April 30, 2017 (unaudited)

May 26, 2017

Dear Shareholder:

We are pleased to present this Semiannual Report covering the activities of the Credit Suisse Strategic Income Fund (the "Fund") for the six-month period ended April 30, 2017.

Performance Summary
11/1/2016 – 4/30/2017

Fund & Benchmark	Performance
Class I1	7.39%
Class A1,2	7.25%
Class C1,2	6.85%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index[3]	0.19%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 4.75% and 1.00%, respectively.2

Market Review: A positive period for credit

The six-month period ended April 30, 2017 was a positive one for credit, with the BofA Merrill Lynch U.S. High Yield Master II Constrained Index returning 5.92% and the Credit Suisse Leveraged Loan Index returning 3.14% for the period.

Below investment grade asset classes experienced a substantial rally since the lows of February 2016, when the oil and commodity sector outlooks improved. That posture was further bolstered after the U.S. elections, as investors showed optimism about potential policies that could stimulate the economy. These factors, along with positive headlines on economic data and steady earnings, have boosted risk assets.

Technicals in the loan market were also largely positive. The primary market had record issuance, with $448.6 billion of new issuance in the last six months. As the vast majority (78%) was dedicated to the refinancing/repricing of existing debt, net issuance was only $97.6 billion — which was easily absorbed by a cash-heavy investor base. In addition, the U.S. Federal Reserve ("Fed") continued to increase rates at a measured pace and we expect more hikes in 2017. This has driven new interest in the secured loan asset class, with collateralized loan obligation ("CLO") creation exceeding $44 billion in net issuance, while prime fund flows were $29.6 billion. High yield mutual funds experienced outflows of $7.2 billion on a year-to-date basis through April 2017. The outflows mostly occurred in March, as weakness in oil and a rise in U.S. Treasury yields put temporary pressure on the high yield market. Once oil somewhat stabilized,

1

Credit Suisse Strategic Income Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

outflows reversed and high yield mutual funds experienced positive inflows of $1 billion in April. New issuance in the high yield market was stable at $154 billion versus $167 billion for the prior six-month period.

Default activity for high yield bonds, as measured by JPMorgan, decreased to 1.39% in April, down from 3.57% at year-end 2016 and the lowest rate since March 2014 (0.61%). In addition, the default rates for loans have continued to hover at a very low rate, ending the period at a benign 1.39%. Looking forward, JPMorgan lowered its 2017 default rate forecast for high yield bonds by 50 basis points (to 2.0%), while keeping its 2018 default rate forecast steady at 3.0%.

Strategic Review and Outlook: Shorter durations given evolving conditions

For the six-month period, the Fund outperformed the BofA Merrill Lynch 3-month U.S. Treasury Bill Index, the Fund's benchmark. The Fund benefitted from positive returns in the high yield, bank loan and CLO asset classes. On a sector basis, oil and gas and metals/mining contributed the most to performance. From a ratings perspective, B-rated and CCC-rated positions contributed fairly equally to overall returns, followed by BB-rated positions.

Looking ahead, we believe fundamentals are sound and expect relatively low interest rates and solid earnings will continue to support corporate balance sheets. The low default rate environment is expected to continue for the intermediate term, with perhaps the exception of specific sectors, like retail, experiencing secular changes. The United States economy continues to experience stable growth — with the most recent unemployment numbers improving to end the period at 4.4%.

The Fed increased rates in March 2017, and we continue to believe there is heightened likelihood for further hikes in 2017. As such, we have continued to maintain a shorter duration in the portfolio with a focus on leveraged loans and less rate sensitive bonds. Still, both leveraged loan and high yield markets have enjoyed quite a rally since 2016, with spreads compressing. Additionally, despite the markets' favorable reaction to French election results and our continued expectation for current credit conditions to remain supportive of risk assets in the intermediate term, we remain mindful of short term dislocations in markets from potential macro headlines and evolving market views on the new administration in the U.S.

The Credit Suisse Credit Investments Group

John G. Popp
Andrew H. Marshak
Thomas J. Flannery
Louis I. Farano
Wing Chan

2

Credit Suisse Strategic Income Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Senior secured floating rate loans ("Senior Loans") typically hold the most senior position in the issuer's capital structure. Senior Loans are subject to the risk that a court could subordinate a Senior Loan to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

CLOs are subject to the risk of substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs depend largely on the type of the underlying loans and the tranche of CLOs in which the Fund invests. In addition, CLOs carry risks including interest rate risk and credit risk.

Additional principal risk factors for the Fund include conflict of interest risk, convertible securities risk, credit risk, derivatives risk, extension risk, foreign securities risk, futures contracts risk, hedged exposure risk, interest rate risk, liquidity risk, market risk, mortgage- and asset-backed securities risk, prepayment risk, short position risk, U.S. government securities risk and valuation risk. Before you invest, please make sure you understand the risks that apply to the Fund. As with any mutual fund, you could lose money over any period of time. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of this letter and the Fund holdings described in this document are as of April 30, 2017; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

3

Credit Suisse Strategic Income Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

1  Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.99% of the Fund's average daily net assets for Class I shares, 1.24% of the Fund's average daily net assets for Class A shares and 1.99% of the Fund's average daily net assets for Class C shares through at least February 28, 2018. This limit excludes certain expenses, as set forth in the Fund's Prospectus.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 4.75%), was 2.11%. Total return for the Fund's Class C shares for the reporting period, based on redemption value including maximum contingent deferred sales charge (CDSC) of 1.00%, was 5.85%.

3  Using only liquid securities, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index seeks to replicate the return of the overall hedge fund industry, as represented by the Dow Jones Credit Suisse Hedge Fund Index. The index does not have transaction costs and investors may not invest directly in the index.

4

Credit Suisse Strategic Income Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Average Annual Returns as of April 30, 20171

	1 Year	Since Inception[2]
Class I	18.21%	7.68%
Class A Without Sales Charge	17.89%	7.41%
Class A With Maximum Sales Charge	12.28%	6.28%
Class C Without CDSC	17.03%	6.63%
Class C With CDSC	16.03%	6.63%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gain distributions, if any. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance information current to the most recent month end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratios are 1.19% for Class I shares, 1.44% for Class A shares and 2.19% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements are 0.99% for Class I shares, 1.24% for Class A shares and 1.99% for Class C shares.

1   Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.99% of the Fund's average daily net assets for Class I shares, 1.24% of the Fund's average daily net assets for Class A shares and 1.99% of the Fund's average daily net assets for Class C shares through at least February 28, 2018. This limit excludes certain expenses, as set forth in the Fund's Prospectus.

2  Inception Date September 28, 2012.

5

Credit Suisse Strategic Income Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended April 30, 2017.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line.

•  Hypothetical 5% Fund Return. This helps you to compare the Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Strategic Income Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Expenses and Value for a $1,000 Investment
for the six-month period ended April 30, 2017

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 11/01/16	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 04/30/17	$1,073.90	$1,072.50	$1,068.50
Expenses Paid per $1,000*	$5.09	$6.37	$10.21
Hypothetical 5% Fund Return
Beginning Account Value 11/01/16	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 04/30/17	$1,019.89	$1,018.65	$1,014.93
Expenses Paid per $1,000*	$4.96	$6.21	$9.94
	Class I	Class A	Class C
Annualized Expense Ratios*	0.99%	1.24%	1.99%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or actual expenses reimbursements, if applicable. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's Prospectus.

7

Credit Suisse Strategic Income Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Credit Quality Breakdown*

(% of Total Investments as of April 30, 2017)

S&P Ratings**
BBB	2.6%
BB	23.2
B	40.7
CCC	12.1
CC	0.1
NR	4.6
Subtotal	83.3
Equity and Other	0.8
Short Term Investment[1]	15.9
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.

**  Credit Quality is based on ratings provided by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). S&P is a main provider of ratings for Credit Asset Classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at April 30, 2017, if applicable.

8

Credit Suisse Strategic Income Fund
Schedule of Investments
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (43.0%)
Advertising (0.7%)
$750	WMG Acquisition Corp., Rule 144A, Senior Secured Notes (Callable 11/01/19 @ 103.66)(1)	(B, Ba3)	11/01/24	4.875	$763,125
Air Transportation (0.3%)
300	United Continental Holdings, Inc., Company Guaranteed Notes	(BB-, NR)	02/01/24	5.000	303,000
Auto Parts & Equipment (0.4%)
500	Cooper-Standard Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/21 @ 102.81)(1)	(B, B2)	11/15/26	5.625	508,125
Banking (0.4%)
500	Ladder Capital Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 09/15/21 @ 100.00)(1)	(B+, Ba3)	03/15/22	5.250	514,375
Building & Construction (1.0%)
500	Airxcel, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/19 @ 104.25)(1)	(B, B2)	02/15/22	8.500	516,250
500	AV Homes, Inc., Global Company Guaranteed Notes (Callable 05/30/17 @ 106.38)	(B, Caa1)	07/01/19	8.500	522,500
150	U.S. Concrete, Inc., Global Company Guaranteed Notes (Callable 06/01/19 @ 104.78)	(BB-, B2)	06/01/24	6.375	157,500
					1,196,250
Building Materials (3.5%)
350	American Builders & Contractors Supply Co., Inc., Rule 144A, Senior Unsecured Notes (Callable 12/15/18 @ 104.31)(1)	(B+, B3)	12/15/23	5.750	373,625
414	BMC East LLC, Rule 144A, Senior Secured Notes (Callable 10/01/19 @ 104.13)(1)	(BB-, B2)	10/01/24	5.500	432,112
725	Eagle Materials, Inc., Company Guaranteed Notes (Callable 08/01/21 @ 102.25)	(BBB, Ba1)	08/01/26	4.500	725,000
1,000	Euramax International, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/18 @ 109.00)(1)	(B-, Caa2)	08/15/20	12.000	1,100,000
750	FBM Finance, Inc., Rule 144A, Senior Secured Notes (Callable 08/15/18 @ 104.13)(1)	(B+, Caa1)	08/15/21	8.250	813,750

See Accompanying Notes to Financial Statements.
9

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Building Materials
$500	NCI Building Systems, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/18 @ 106.19)(1)	(BB, B3)	01/15/23	8.250	$547,500
50	PriSo Acquisition Corp., Rule 144A, Senior Unsecured Notes (Callable 05/15/18 @ 104.50)(1)	(CCC+, Caa1)	05/15/23	9.000	51,250
					4,043,237
Cable & Satellite TV (4.3%)
800	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 05/15/21 @ 103.75)(1)	(BB-, B1)	05/15/26	7.500	866,000
400	Altice U.S. Finance I Corp., Rule 144A, Senior Secured Notes (Callable 05/15/21 @ 102.75)(1)	(BB-, Ba3)	05/15/26	5.500	414,500
200	Altice U.S. Finance I Corp., Rule 144A, Senior Secured Notes (Callable 07/15/18 @ 104.03)(1)	(BB-, Ba3)	07/15/23	5.375	209,500
500	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/20 @ 103.44)(1)	(BB-, Ba3)	02/15/25	6.875	540,000
500	Cable One, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/18 @ 102.88)(1)	(BB, B2)	06/15/22	5.750	525,000
300	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 10/15/20 @ 103.31)(1)	(BB-, Ba1)	10/15/25	6.625	328,875
300	CSC Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/20 @ 105.44)(1)	(B-, B2)	10/15/25	10.875	361,125
250	Midcontinent Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/15/18 @ 105.16)(1)	(B+, B3)	08/15/23	6.875	269,375
475	SFR Group S.A., Rule 144A, Senior Secured Notes (Callable 05/01/21 @ 103.69)(1)	(B+, B1)	05/01/26	7.375	501,125
461	Virgin Media Secured Finance PLC, Rule 144A, Senior Secured Notes (Callable 08/15/21 @ 102.75)(1)	(BB-, Ba3)	08/15/26	5.500	471,949
500	Ziggo Secured Finance B.V., Rule 144A, Senior Secured Notes (Callable 01/15/22 @ 102.75)(1)	(BB-, Ba3)	01/15/27	5.500	513,765
					5,001,214

See Accompanying Notes to Financial Statements.
10

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Chemicals (1.7%)
$525	Alpha U.S. Bidco, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/20 @ 103.13)(1)	(CCC+, Caa1)	02/01/25	6.250	$535,500
250	PQ Corp., Rule 144A, Senior Secured Notes (Callable 05/15/19 @ 103.38)(1)	(B+, B2)	11/15/22	6.750	271,873
52	Reichhold Industries, Inc., Rule 144A, Senior Secured Notes(1),(2),(3),(4)	(NR, NR)	05/08/17	9.000	1,882
850	Tronox Finance LLC, Global Company Guaranteed Notes (Callable 05/30/17 @ 103.19)	(B-, Caa1)	08/15/20	6.375	868,062
300	Versum Materials, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/30/21 @ 102.75)(1)	(BB, Ba3)	09/30/24	5.500	312,375
					1,989,692
Consumer/Commercial/Lease Financing (1.2%)
700	Infinity Acquisition Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 08/01/17 @ 103.63)(1)	(CCC+, Caa2)	08/01/22	7.250	661,500
500	NFP Corp., Rule 144A, Senior Unsecured Notes (Callable 05/30/17 @ 106.75)(1)	(CCC+, Caa2)	07/15/21	9.000	530,000
225	Park Aerospace Holdings Ltd., Rule 144A, Company Guaranteed Notes(1)	(BB-, B1)	08/15/22	5.250	238,500
					1,430,000
Diversified Capital Goods (0.5%)
200	AECOM, Rule 144A, Company Guaranteed Notes (Callable 12/15/26 @ 100.00)(1)	(BB, Ba3)	03/15/27	5.125	200,730
350	EnerSys, Rule 144A, Company Guaranteed Notes (Callable 01/30/23 @ 100.00)(1)	(BB+, Ba2)	04/30/23	5.000	357,875
					558,605
Energy - Exploration & Production (1.1%)
500	Aker BP ASA, Rule 144A, Subordinated Notes (Callable 05/27/19 @ 105.13)(1)	(NR, NR)	05/27/22	10.250	561,250
700	Peabody Energy Corp., Rule 144A, Senior Secured Notes (Callable 03/31/19 @ 103.00)(1)	(B+, Ba3)	03/31/22	6.000	716,625
					1,277,875

See Accompanying Notes to Financial Statements.
11

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Food - Wholesale (1.6%)
$400	B&G Foods, Inc., Company Guaranteed Notes (Callable 04/01/20 @ 103.94)	(B+, B3)	04/01/25	5.250	$410,512
400	Clearwater Seafoods, Inc., Rule 144A, Senior Unsecured Notes (Callable 05/01/20 @ 105.16)(1)	(B+, B3)	05/01/25	6.875	415,000
225	Lamb Weston Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/21 @ 102.31)(1)	(BB, Ba3)	11/01/24	4.625	232,875
225	Lamb Weston Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/21 @ 102.44)(1)	(BB, Ba3)	11/01/26	4.875	232,594
600	Post Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/20 @ 104.13)(1)	(B, B3)	03/01/25	5.500	630,000
					1,920,981
Gaming (1.9%)
700	Eagle II Acquisition Co. LLC, Rule 144A, Senior Unsecured Notes (Callable 04/01/20 @ 104.50)(1)	(B-, B3)	04/01/25	6.000	726,250
400	Gateway Casinos & Entertainment Ltd., Rule 144A, Secured Notes (Callable 03/01/20 @ 104.13)(1)	(CCC+, Caa1)	03/01/24	8.250	410,000
450	Jacobs Entertainment, Inc., Rule 144A, Secured Notes (Callable 02/01/20 @ 105.91)(1)	(B, B2)	02/01/24	7.875	471,375
495	Safari Holding Verwaltungs GmbH, Rule 144A, Senior Secured Notes (Callable 05/29/17 @ 104.13)(1),(5)	(B, B2)	02/15/21	8.250	563,233
					2,170,858
Gas Distribution (0.4%)
500	Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 05/30/17 @ 102.88)	(B+, B1)	02/15/21	5.750	508,125
Health Facilities (1.2%)
250	Care Capital Properties LP, Global Company Guaranteed Notes (Callable 05/15/26 @ 100.00)	(BBB-, Baa3)	08/15/26	5.125	251,424
750	CareTrust Capital Corp., Global Company Guaranteed Notes (Callable 06/01/17 @ 102.94)	(BB-, B1)	06/01/21	5.875	774,375
400	MPT Finance Corp., Company Guaranteed Notes (Callable 05/30/17 @ 103.19)	(BBB-, Ba1)	02/15/22	6.375	414,000
					1,439,799

See Accompanying Notes to Financial Statements.
12

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Insurance Brokerage (0.7%)
$750	Hub Holdings Finance, Inc., 8.125% Cash, 8.875% PIK, Rule 144A, Senior Unsecured Notes (Callable 05/30/17 @ 101.00)(1),(6)	(CCC+, Caa2)	07/15/19	17.000	$756,563
Investments & Misc. Financial Services (1.2%)
850	LPL Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/20 @ 104.31)(1)	(B+, B2)	09/15/25	5.750	864,875
500	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 09/15/21 @ 100.00)(1)	(BB-, Ba3)	12/15/21	5.000	522,500
					1,387,375
Machinery (0.8%)
500	Terex Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/20 @ 104.22)(1)	(BB, B2)	02/01/25	5.625	511,875
350	Vertiv Intermediate Holding Corp., 12.000% Cash, 13.000% PIK, Rule 144A, Senior Unsecured Notes (Callable 02/15/19 @ 106.00)(1),(6)	(B-, Caa1)	02/15/22	25.000	374,938
					886,813
Media - Diversified (1.0%)
715	National CineMedia LLC, Global Senior Secured Notes (Callable 05/30/17 @ 103.00)	(BB-, Ba2)	04/15/22	6.000	738,237
150	National CineMedia LLC, Global Senior Unsecured Notes (Callable 08/15/21 @ 102.88)	(B, B2)	08/15/26	5.750	153,750
250	The EW Scripps Co., Rule 144A, Company Guaranteed Notes (Callable 05/15/20 @ 103.84)(1)	(BB, Ba2e)	05/15/25	5.125	257,188
					1,149,175
Media Content (0.5%)
500	EMI Music Publishing Group North America Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/19 @ 105.72)(1)	(B, B3)	06/15/24	7.625	555,000
Metals & Mining - Excluding Steel (1.7%)
2,975	Noranda Aluminum Acquisition Corp., Global Company Guaranteed Notes (Callable 05/30/17 @ 102.75)(2)	(NR, NR)	06/01/19	11.000	178

See Accompanying Notes to Financial Statements.
13

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Metals & Mining - Excluding Steel
$2,000	Taseko Mines Ltd., Company Guaranteed Notes (Callable 05/30/17 @ 100.00)	(B-, Caa1)	04/15/19	7.750	$1,967,500
					1,967,678
Oil Field Equipment & Services (3.2%)
500	FTS International, Inc., Global Senior Secured Notes (Callable 05/30/17 @ 104.69)	(CCC, Ca)	05/01/22	6.250	435,000
400	KCA Deutag UK Finance PLC, Rule 144A, Senior Secured Notes (Callable 04/01/20 @ 109.88)(1)	(CCC+, Caa1)	04/01/22	9.875	411,500
573	Nor Offshore SPV Ltd., PIK, Senior Secured Notes (Callable 05/29/17 @ 100.00)(6)	(NR, NR)	02/04/20	8.400	193,036
800	Pacific Drilling V Ltd., Rule 144A, Senior Secured Notes (Callable 05/29/17 @ 100.00)(1)	(NR, Ca)	12/01/17	7.250	412,000
800	Pioneer Energy Services Corp., Global Company Guaranteed Notes (Callable 05/30/17 @ 104.59)	(B-, Ca)	03/15/22	6.125	730,000
701	Shelf Drilling Holdings Ltd., Rule 144A, Secured Notes (Callable 05/29/17 @ 104.31)(1)	(B-, B2)	11/02/20	9.500	700,832
250	Shelf Drilling Holdings Ltd., Rule 144A, Secured Notes (Callable 05/30/17 @ 102.16)(1)	(B-, B2)	11/01/18	8.625	243,750
93	Sidewinder Drilling, Inc.(3),(4)	(NR, NR)	02/14/20	12.000	90,023
325	Transocean, Inc., Global Company Guaranteed Notes (Callable 07/15/22 @ 100.00)	(B+, Caa1)	10/15/22	5.550	303,875
225	Trinidad Drilling Ltd., Rule 144A, Company Guaranteed Notes (Callable 02/15/20 @ 104.97)(1)	(BB-, Caa1)	02/15/25	6.625	227,250
					3,747,266
Oil Refining & Marketing (0.4%)
400	Coffeyville Finance, Inc., Global Company Guaranteed Notes (Callable 11/01/17 @ 103.25)	(BB-, B1)	11/01/22	6.500	408,000
Packaging (1.5%)
750	Ardagh Holdings U.S.A., Inc., Rule 144A, Senior Secured Notes (Callable 05/15/19 @ 102.31)(1)	(BB-, Ba3)	05/15/23	4.625	768,750

See Accompanying Notes to Financial Statements.
14

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Packaging
$500	Flex Acquisition Co., Inc., Rule 144A, Senior Unsecured Notes (Callable 01/15/20 @ 103.44)(1)	(B-, Caa1)	01/15/25	6.875	$515,937
475	Silgan Holdings, Inc., Rule 144A, Senior Unsecured Notes (Callable 03/15/20 @ 102.38)(1)	(BB-, Ba3)	03/15/25	4.750	480,344
					1,765,031
Personal & Household Products (0.3%)
300	High Ridge Brands Co., Rule 144A, Company Guaranteed Notes (Callable 03/15/20 @ 104.44)(1)	(CCC+, Caa1)	03/15/25	8.875	314,250
Pharmaceuticals (0.5%)
200	Endo Finco, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/20 @ 103.00)(1)	(B-, B3)	02/01/25	6.000	169,900
125	Valeant Pharmaceuticals International, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/20 @ 103.06)(1)	(B-, Caa1)	04/15/25	6.125	92,750
425	Valeant Pharmaceuticals International, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/18 @ 102.94)(1)	(B-, Caa1)	05/15/23	5.875	316,094
					578,744
Real Estate Investment Trusts (1.0%)
750	iStar, Inc., Senior Unsecured Notes (Callable 04/01/19 @ 103.00)	(B+, B2)	04/01/22	6.000	770,625
425	QCP SNF West/Central/East/AL REIT LLC, Rule 144A, Secured Notes (Callable 11/01/19 @ 104.06)(1)	(BB-, B3)	11/01/23	8.125	445,188
					1,215,813
Recreation & Travel (1.3%)
250	Canada's Wonderland Co., Rule 144A, Company Guaranteed Notes (Callable 04/15/22 @ 102.69)(1)	(BB-, B1)	04/15/27	5.375	259,038
500	ClubCorp Club Operations, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/18 @ 106.19)(1)	(B-, B3)	12/15/23	8.250	547,500
750	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 07/31/19 @ 103.66)(1)	(BB-, B2)	07/31/24	4.875	758,437
					1,564,975

See Accompanying Notes to Financial Statements.
15

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Restaurants (0.5%)
$561	Financiere Quick SAS, Rule 144A, Unsecured Notes (Callable 05/10/17 @ 101.00)(1),(5),(7)	(CCC, Caa2)	10/15/19	7.168	$616,131
Software - Services (2.0%)
750	First Data Corp., Rule 144A, Secured Notes (Callable 01/15/19 @ 102.88)(1)	(B, B3)	01/15/24	5.750	780,937
475	Infor Software Parent, Inc., 7.125% Cash, 7.875% PIK, Rule 144A, Company Guaranteed Notes (Callable 05/30/17 @ 103.56)(1),(6)	(CCC, Caa2)	05/01/21	15.000	487,825
45	Syniverse Holdings, Inc., Global Company Guaranteed Notes (Callable 05/30/17 @ 100.00)	(CCC+, Caa3)	01/15/19	9.125	43,313
500	WEX, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/18 @ 102.38)(1)	(BB-, Ba3)	02/01/23	4.750	496,250
425	Xerox Business Services LLC, Rule 144A, Company Guaranteed Notes (Callable 12/15/20 @ 105.25)(1)	(B+, B2)	12/15/24	10.500	494,062
					2,302,387
Specialty Retail (0.2%)
200	Penske Automotive Group, Inc., Global Company Guaranteed Notes (Callable 10/01/17 @ 102.88)	(B+, B1)	10/01/22	5.750	208,000
Steel Producers/Products (0.5%)
250	Steel Dynamics, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/21 @ 102.50)(1)	(BB+, Ba2)	12/15/26	5.000	256,250
300	Zekelman Industries, Inc., Rule 144A, Senior Secured Notes (Callable 06/15/19 @ 104.94)(1)	(B, Caa1)	06/15/23	9.875	339,750
					596,000
Support - Services (2.5%)
500	AMN Healthcare, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/19 @ 103.84)(1)	(B+, Ba3)	10/01/24	5.125	506,250
450	Avison Young Canada, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/19 @ 104.75)(1)	(B+, B3)	12/15/21	9.500	447,187
400	ESH Hospitality, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/01/20 @ 102.63)(1)	(BB-, B2)	05/01/25	5.250	406,000

See Accompanying Notes to Financial Statements.
16

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Support - Services
$775	Gartner, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/20 @ 103.84)(1)	(BB-, B1)	04/01/25	5.125	$804,062
255	Syniverse Foreign Holdings Corp., Rule 144A, Company Guaranteed Notes (Callable 01/15/19 @ 104.56)(1)	(B, Caa3)	01/15/22	9.125	254,363
500	Tempo Acquisition Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 06/01/20 @ 103.38)(1)	(CCC+, Caa1)	06/01/25	6.750	515,000
					2,932,862
Tech Hardware & Equipment (1.1%)
750	CommScope Technologies LLC, Rule 144A, Company Guaranteed Notes (Callable 03/15/22 @ 102.50)(1)	(BB-, Ba3)	03/15/27	5.000	758,437
250	Riverbed Technology, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/18 @ 104.44)(1)	(CCC+, Caa1)	03/01/23	8.875	258,750
250	Western Digital Corp., Rule 144A, Senior Secured Notes (Callable 04/01/19 @ 103.69)(1)	(BBB-, Ba1)	04/01/23	7.375	274,375
					1,291,562
Telecom - Wireline Integrated & Services (0.8%)
200	Equinix, Inc., Senior Unsecured Notes (Callable 05/15/22 @ 102.69)	(BB+, B1)	05/15/27	5.375	209,458
225	GTT Escrow Corp., Rule 144A, Company Guaranteed Notes (Callable 12/31/19 @ 105.91)(1)	(B-, Caa1)	12/31/24	7.875	235,125
500	Zayo Capital, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/22 @ 102.88)(1)	(B, B3)	01/15/27	5.750	531,875
					976,458
Theaters & Entertainment (1.1%)
750	Carmike Cinemas, Inc., Rule 144A, Secured Notes (Callable 06/15/18 @ 104.50)(1)	(BB, B1)	06/15/23	6.000	802,500
500	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/19 @ 103.66)(1)	(B+, B3)	11/01/24	4.875	505,000
					1,307,500
TOTAL CORPORATE BONDS (Cost $50,654,629)					50,152,844

See Accompanying Notes to Financial Statements.
17

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (41.6%)
Aerospace & Defense (1.1%)
$928	Avolon TLB Borrower 1 (Luxembourg) Sarl(7)	(BBB-, Ba2)	03/20/22	3.743	$942,687
355	Sequa Corp.(7)	(B-, B3)	11/26/21	6.672	358,821
					1,301,508
Auto Parts & Equipment (0.4%)
455	CH Hold Corp.(7)	(B+, B1)	02/01/24	4.000	458,143
45	CH Hold Corp.(7),(8)	(NR, B1)	02/01/24	1.500	45,815
					503,958
Banking (0.7%)
748	NXT Capital, Inc.(7)	(BB-, B1)	11/22/22	5.500	760,282
Building & Construction (0.4%)
500	PGT, Inc.(7)	(BB-, B2)	02/16/22	5.759	507,500
Building Materials (1.0%)
447	Morsco, Inc.(7)	(B+, B3)	10/31/23	8.000	453,057
744	Priso Acquisition Corp.(7)	(B, B2)	05/08/22	4.000	748,510
					1,201,567
Cable & Satellite TV (0.4%)
500	Radiate Holdco LLC(7)	(B, B1)	02/01/24	3.993	502,470
Chemicals (2.7%)
426	Allnex (Luxembourg) & Cy S.C.A.(7)	(B, B1)	09/13/23	4.406	427,200
321	Allnex U.S.A., Inc.(7)	(B, B1)	09/13/23	4.406	321,848
429	Colouroz Investment 2 LLC(7)	(CCC+, Caa1)	09/06/22	8.403	424,517
1,000	Minerals Technologies, Inc.(7)	(BB+, Ba2)	05/09/21	4.750	1,016,250
995	Pinnacle Operating Corp.(7)	(NR, Caa1)	11/15/18	4.750	937,617
					3,127,432
Diversified Capital Goods (1.1%)
670	Douglas Dynamics Holdings, Inc.(7)	(BB-, B2)	12/31/21	4.500	674,500
633	Electrical Components International, Inc.(7)	(B, B1)	05/28/21	5.897	637,679
					1,312,179
Electronics (0.9%)
286	Oberthur Technologies S.A.(7)	(B-, B2)	01/10/24	4.897	287,615
464	Oberthur Technologies S.A.(7),(8)	(B-, B2)	01/10/24	3.750	466,135
315	Seattle Spinco, Inc.(7)	(BB-, B1)	04/30/24	3.738	316,217
					1,069,967
Forestry & Paper (0.7%)
844	Proampac PG Borrower LLC(7)	(B, B2)	11/18/23	5.043	858,307
Gaming (0.7%)
750	Gateway Casinos & Entertainment Ltd.(7)	(BB-, Ba3)	02/22/23	4.800	761,092
Health Facilities (1.6%)
750	Iasis Healthcare LLC(7)	(B, Ba3)	02/16/21	5.250	750,000
598	Premier Dental Services, Inc.(7)	(B-, Caa1)	11/01/18	7.500	596,923
497	Surgery Center Holdings, Inc.(7)	(B, B2)	11/03/20	4.750	501,189
					1,848,112
See Accompanying Notes to Financial Statements.
18

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Health Services (1.5%)
$448	ABB Concise Optical Group LLC(7)	(B, B1)	06/15/23	6.128	$452,787
890	Onex Carestream Finance LP(7)	(B+, B1)	06/07/19	5.147	885,540
361	Valitas Health Services, Inc.(7)	(NR, NR)	04/14/22	9.750	94,128
130	Valitas Health Services, Inc.(3),(7)	(NR, NR)	12/31/19	1.000	124,241
156	Valitas Health Services, Inc.(3),(7)	(NR, NR)	12/31/19	15.000	149,090
					1,705,786
Insurance Brokerage (1.8%)
500	Acrisure LLC(7)	(B, B2)	11/22/23	5.897	502,705
750	Alliant Holdings I, Inc.(7)	(B, B2)	08/12/22	4.417	753,158
819	NFP Corp.(7)	(B+, B1)	01/08/24	4.647	825,547
					2,081,410
Investments & Misc. Financial Services (2.5%)
750	Freedom Mortgage Corp.(7)	(BB-, B1)	02/26/22	6.862	762,656
431	Liquidnet Holdings, Inc.(7)	(B, B2)	05/22/19	7.750	430,172
1,000	Mergermarket U.S.A., Inc.(7)	(CCC+, Caa2)	02/04/22	7.602	1,005,000
817	Walter Investment Management Corp.(7)	(CCC, B3)	12/18/20	4.750	740,089
					2,937,917
Machinery (1.1%)
739	CPM Holdings, Inc.(7)	(B+, B1)	04/11/22	5.250	750,964
435	Winoa S.A.(3),(5),(7)	(NR, NR)	01/30/19	3.627	473,258
					1,224,222
Media Content (0.9%)
1,000	DLG Acquisitions Ltd.(5),(7)	(CCC+, Caa2)	06/30/22	8.250	1,086,233
Metals & Mining - Excluding Steel (0.2%)
247	FMG Resources (August 2006) Pty. Ltd.(7)	(BBB-, Baa3)	06/30/19	3.750	248,938
248	Noranda Aluminum Acquisition Corp.(2),(7)	(NR, NR)	02/28/19	7.500	10,530
					259,468
Oil Refining & Marketing (0.8%)
970	Philadelphia Energy Solutions LLC(7)	(B+, B3)	04/04/18	6.250	904,242
Personal & Household Products (1.4%)
500	ABG Intermediate Holdings 2 LLC(4),(7)	(CCC+, Caa1)	05/27/22	9.647	506,250
750	Comfort Holding LLC(7)	(B, B2)	02/05/24	5.776	755,160
384	Comfort Holding LLC(7)	(CCC+, Caa1)	01/17/25	11.026	371,250
					1,632,660
Pharmaceuticals (1.6%)
436	Alvogen Pharma U.S., Inc.(7)	(B, B3)	04/02/22	6.000	434,607
893	Endo Luxembourg Finance Co. I Sarl(7)	(BB, Ba2)	04/05/24	5.239	901,116
514	Valeant Pharmaceuticals International, Inc.(7)	(BB-, Ba3)	04/01/22	5.740	517,881
					1,853,604
Real Estate Development & Management (0.4%)
467	Capital Automotive LP(7)	(CCC+, B3)	03/24/25	7.000	478,042

See Accompanying Notes to Financial Statements.
19

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Real Estate Investment Trust (0.4%)
$499	Quality Care Properties, Inc.(7)	(BB, B2)	10/31/22	6.250	$509,039
Software - Services (8.1%)
398	Aricent Technologies(7)	(B-, B2)	04/14/21	5.500	399,078
150	CCC Information Services, Inc.(7)	(CCC, Caa2)	03/29/25	7.791	153,263
988	Epicor Software Corp.(7)	(B-, B2)	06/01/22	4.750	988,117
558	Evertec Group LLC(7)	(BB-, B1)	04/17/20	3.492	558,775
1,000	Flexera Software LLC(7)	(B-, Caa1)	04/02/21	8.040	1,000,000
705	Greeneden U.S. Holdings II LLC(7)	(B-, B2)	12/01/23	5.158	712,388
499	Kronos, Inc.(7)	(B, B2)	11/01/23	5.034	501,159
750	Kronos, Inc.(7)	(CCC, Caa2)	11/01/24	9.284	783,656
735	MA FinanceCo. LLC(7)	(BB-, B1)	11/20/21	3.672	737,156
47	MA FinanceCo. LLC(7)	(BB-, B1)	04/18/24	2.750	46,824
750	Magic Newco LLC(7)	(CCC+, Caa1)	06/12/19	12.000	778,594
285	Misys Europe S.A.(7)	(B, B2)	04/27/24	4.500	283,575
249	Misys Europe S.A.(7)	(CCC+, Caa2)	04/27/25	9.000	246,857
820	MRI Software LLC(4),(7)	(CCC+, Caa2)	06/23/22	9.024	795,400
741	Pinnacle Holdco Sarl(4),(7)	(B-, B3)	07/30/19	4.750	608,917
339	Project Alpha Intermediate Holding, Inc.(7)	(B, B3)	04/18/24	4.670	338,297
361	Project Ruby Ultimate Parent Corp.(7)	(B-, B2)	02/09/24	4.750	363,361
208	Ramundsen Holdings LLC(7)	(B+, B2)	02/01/24	5.397	210,937
					9,506,354
Steel Producers/Products (0.3%)
350	Zekelman Industries, Inc.(7)	(BB-, B2)	06/14/21	4.906	354,590
Support - Services (4.7%)
499	BakerCorp International, Inc.(7)	(B-, B2)	02/07/20	4.250	482,500
748	Brand Energy & Infrastructure Services, Inc.(7)	(B, B2)	11/26/20	4.917	751,475
499	DigitalGlobe, Inc.(7)	(BB+, Ba3)	01/15/24	3.743	501,451
744	Explorer Holdings, Inc.(7)	(B, B1)	05/02/23	6.035	754,379
710	Long Term Care Group, Inc.(7)	(B, B3)	06/06/20	6.000	663,516
500	Pike Corp.(7)	(CCC+, Caa1)	09/02/24	9.000	508,750
751	Safway Group Holding LLC(7)	(B+, B3)	08/19/23	5.750	759,797
499	SAI Global Ltd.(7)	(B+, Ba3)	11/18/23	5.663	507,478
94	SGS Cayman LP(7)	(BB-, Caa1)	04/23/21	6.147	90,412
252	Sprint Industrial Holdings LLC(4),(7)	(CC, Caa3)	11/14/19	13.500	69,335
402	Sutherland Global Services, Inc.(7)	(BB-, Caa1)	04/23/21	6.147	388,405
					5,477,498
Tech Hardware & Equipment (1.7%)
122	Avaya, Inc.(7)	(BB-, Baa3)	01/24/18	8.500	125,577
1,000	Omnitracs, Inc.(7)	(CCC+, Caa1)	05/25/21	8.900	1,006,565
495	Riverbed Technology, Inc.(7)	(B+, B1)	04/24/22	4.250	494,942
397	Western Digital Corp.(7)	(BBB-, Ba1)	04/29/23	3.743	401,223
					2,028,307

See Accompanying Notes to Financial Statements.
20

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Telecom - Wireline Integrated & Services (0.7%)
$750	Consolidated Communications, Inc.(7)	(BB-, Ba3)	10/05/23	4.000	$755,250
Theaters & Entertainment (0.5%)
533	William Morris Endeavor Entertainment LLC(7)	(B-, Caa1)	05/06/22	8.250	539,000
Transport Infrastructure/Services (0.9%)
1,000	Navios Maritime Partners LP(7)	(B, B3)	09/04/20	6.130	994,585
Transportation - Excluding Air/Rail (0.4%)
83	Mister Car Wash Holdings, Inc.(7)	(B-, B1)	08/20/21	5.270	83,848
415	Mister Car Wash Holdings, Inc.(7)	(B-, B1)	08/20/21	5.250	418,163
					502,011
TOTAL BANK LOANS (Cost $49,064,363)					48,584,592
ASSET BACKED SECURITIES (3.7%)
Collateralized Debt Obligations (3.7%)
750	Carlyle Global Market Strategies CLO Ltd., 2014-3A, Rule 144A(1),(7)	(NR, Ba2)	07/27/26	6.787	751,344
500	Galaxy XXI CLO Ltd., 2015-21A, Rule 144A(1),(7)	(NR, Ba3)	01/20/28	6.756	493,565
500	Halcyon Loan Advisors Funding Ltd., 2015-2A, Rule 144A(1),(4),(9)	(NR, NR)	07/25/27	0.000	301,746
500	JFIN CLO Ltd., 2013-1A, Rule 144A(1),(7)	(BB, NR)	01/20/25	5.906	452,937
400	Stewart Park CLO Ltd., 2015-1A, Rule 144A(1),(4),(9)	(NR, NR)	04/15/26	0.000	310,464
500	Venture XII CLO Ltd., 2012-12A, Rule 144A(1),(7)	(BB, NR)	02/28/26	7.254	494,436
750	Venture XIX CLO Ltd., 2014-19A, Rule 144A(1),(7)	(NR, Ba3)	01/15/27	6.458	731,765
750	Vibrant CLO Ltd., 2012-1A, Rule 144A(1),(7)	(BB, NR)	07/17/24	7.458	750,340
TOTAL ASSET BACKED SECURITIES (Cost $4,413,753)					4,286,597
Number of Shares
COMMON STOCKS (0.8%)
Auto Parts & Equipment (0.2%)
23,014	UCI International, Inc.(3),(4),(10)				220,244
Building & Construction (0.0%)
2	White Forest Resources, Inc.(3),(4),(10)				31
Building Materials (0.1%)
935	Euramax International, Inc.(10)				74,792
Consumer Products (0.2%)
2,027	Natural Products Group(3),(4),(10)				293,930
Health Services (0.2%)
32,987	Valitas Health Services, Inc.				203,634
Oil Field Equipment & Services (0.1%)
2	Sidewinder Drilling, Inc., Series A(3),(4)				132,338
Oil, Gas & Consumable Fuels (0.0%)
5,180	Bonanza Creek Energy, Inc.				11,919

See Accompanying Notes to Financial Statements.
21

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Number of Shares				Value
COMMON STOCKS (continued)
Support - Services (0.0%)
87	Sprint Industrial Holdings LLC, Class G(3),(10)			$—
8	Sprint Industrial Holdings LLC, Class H(3),(10)			—
19	Sprint Industrial Holdings LLC, Class I(3),(10)			—
				0
TOTAL COMMON STOCKS (Cost $964,229)				936,888
MUTUAL FUNDS (0.1%)
Commingled Funds (0.1%)
4,623	BlackRock Floating Rate Income Strategies Fund, Inc.			66,802
2,300	Eaton Vance Floating-Rate Income Trust			34,868
TOTAL MUTUAL FUNDS (Cost $101,102)				101,670
Par (000)		Maturity	Rate%
SHORT-TERM INVESTMENT (16.8%)
$19,675	State Street Bank and Trust Co. Euro Time Deposit (Cost $19,674,708)	05/01/17	0.090	19,674,708
TOTAL INVESTMENTS AT VALUE (106.0%) (Cost $124,872,784)				123,737,299
LIABILITIES IN EXCESS OF OTHER ASSETS (-6.0%)				(7,005,069)
NET ASSETS (100.0%)				$116,732,230

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, these securities amounted to a value of $43,253,948 or 37.1% of net assets.

(2)  Bond is currently in default.

(3)  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

(4)  Illiquid security (unaudited).

(5)  This security is denominated in Euro.

(6)  PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

(7)  Variable rate obligation — The interest rate shown is as of April 30, 2017.

(8)  Unfunded loan commitment. (See note 2-I).

(9)  Zero-coupon security.

(10)  Non-income producing security.

See Accompanying Notes to Financial Statements.
22

Credit Suisse Strategic Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

INVESTMENT ABBREVIATION

NR = Not Rated

Forward Foreign Currency Contracts
Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
EUR	325,000	USD	350,862	10/13/17	Morgan Stanley	$350,862	$356,946	$6,084
GBP	516,500	USD	633,362	10/13/17	Morgan Stanley	633,362	671,448	38,086
USD	3,436,751	EUR	3,066,400	10/13/17	Morgan Stanley	(3,436,751)	(3,367,816)	68,935
USD	148,392	EUR	136,600	12/15/17	Morgan Stanley	(148,392)	(150,571)	(2,179)
USD	678,964	GBP	556,250	10/13/17	Morgan Stanley	(678,964)	(723,122)	(44,158)
								$66,768
Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

See Accompanying Notes to Financial Statements.
23

Credit Suisse Strategic Income Fund
Statement of Assets and Liabilities
April 30, 2017 (unaudited)

Assets
Investments at value (Cost $124,872,784) (Note 2)	$123,737,299
Cash	70,023
Foreign currency at value (Cost $497,668)	510,868
Receivable for investments sold	4,144,852
Receivable for Fund shares sold	2,555,959
Interest receivable	1,135,509
Unrealized appreciation on forward foreign currency contracts (Note 2)	113,105
Prepaid expenses	30,600
Total assets	132,298,215
Liabilities
Investment advisory fee payable (Note 3)	61,964
Administrative services fee payable (Note 3)	7,558
Shareholder servicing/Distribution fee payable (Note 3)	15,646
Payable for investments purchased	9,088,706
Payable for Fund shares redeemed	5,734,931
Unfunded loan commitments	506,951
Dividend payable	47,668
Unrealized depreciation on forward foreign currency contracts (Note 2)	46,337
Trustees' fee payable	7,040
Accrued expenses	49,184
Total liabilities	15,565,985
Net Assets
Capital stock, $.001 par value (Note 6)	11,486
Paid-in capital (Note 6)	124,899,232
Distributions in excess of net investment income	(157,124)
Accumulated net realized loss on investments and foreign currency transactions	(6,966,042)
Net unrealized depreciation from investments and foreign currency translations	(1,055,322)
Net assets	$116,732,230
I Shares
Net assets	$78,261,353
Shares outstanding	7,701,508
Net asset value, offering price and redemption price per share	$10.16
A Shares
Net assets	$23,874,615
Shares outstanding	2,348,607
Net asset value and redemption price per share	$10.17
Maximum offering price per share (net asset value/(1-4.75%))	$10.68
C Shares
Net assets	$14,596,262
Shares outstanding	1,435,644
Net asset value, offering price and redemption price per share	$10.17

See Accompanying Notes to Financial Statements.
24

Credit Suisse Strategic Income Fund
Statement of Operations
For the Six Months Ended April 30, 2017 (unaudited)

Investment Income
Interest	$3,360,237
Dividends	3,051
Total investment income	3,363,288
Expenses
Investment advisory fees (Note 3)	425,846
Administrative services fees (Note 3)	20,482
Shareholder servicing/Distribution fees (Note 3)
Class A	26,703
Class C	48,244
Registration fees	29,332
Audit and tax fees	25,860
Transfer agent fees (Note 3)	24,561
Trustees' fees	17,116
Printing fees	17,066
Legal fees	14,209
Commitment fees (Note 4)	11,831
Custodian fees	10,075
Insurance expense	1,490
Miscellaneous expense	6,994
Total expenses	679,809
Less: fees waived (Note 3)	(99,660)
Net expenses	580,149
Net investment income	2,783,139
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(1,523,149)
Net realized gain from foreign currency transactions	2,298
Net change in unrealized appreciation (depreciation) from investments	5,686,808
Net change in unrealized appreciation (depreciation) from foreign currency translations	57,607
Net realized and unrealized gain from investments and foreign currency related items	4,223,564
Net increase in net assets resulting from operations	$7,006,703

See Accompanying Notes to Financial Statements.
25

Credit Suisse Strategic Income Fund
Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2017 (unaudited)	For the Year Ended October 31, 2016
From Operations
Net investment income	$2,783,139	$6,202,299
Net realized loss from investments and foreign currency transactions	(1,520,851)	(5,523,982)
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	5,744,415	1,224,257
Net increase in net assets resulting from operations	7,006,703	1,902,574
From Dividends
Dividends from net investment income
Class I	(1,984,529)	(4,556,905)
Class A	(550,787)	(1,321,799)
Class C	(220,724)	(323,595)
Net decrease in net assets resulting from dividends	(2,756,040)	(6,202,299)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	104,517,098	52,419,402
Reinvestment of dividends	2,479,661	5,933,749
Net asset value of shares redeemed	(70,534,725)	(112,950,455)
Net increase (decrease) in net assets from capital share transactions	36,462,034	(54,597,304)
Net increase (decrease) in net assets	40,712,697	(58,897,029)
Net Assets
Beginning of period	76,019,533	134,916,562
End of period	$116,732,230	$76,019,533
Distributions in excess of net investment income	$(157,124)	$(184,223)

See Accompanying Notes to Financial Statements.
26

Credit Suisse Strategic Income Fund
Statement of Cash Flows
April 30, 2017 (unaudited)

RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$7,006,703
Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Used in Operating Activities
Increase in interest receivable	$(270,834)
Decrease in accrued expenses	(18,796)
Increase in prepaid expenses	(1,561)
Increase in unfunded loan commitments	506,951
Increase in advisory fees payable	33,085
Net amortization of discount on investments	(343,638)
Purchases of long-term securities	(78,472,860)
Proceeds from sales of long-term securities	52,868,616
Purchases of short-term securities, net	(14,465,636)
Net change in unrealized (appreciation) depreciation from investments and foreign currency translations	(5,730,858)
Net realized loss from investments	1,523,149
Total adjustments	(44,372,382)
Net cash used in operating activities	$(37,365,679)
Cash Flows From Financing Activities
Proceeds from the sale of shares	102,328,397
Net asset value of shares redeemed	(64,913,711)
Cash dividends paid	(276,379)
Net cash provided by financing activities	37,138,307
Net decrease in cash	(227,372)
Cash — beginning of period	808,263
Cash — end of period	$580,891
Non-Cash Activity:
Issuance of shares through dividend reinvestments	$2,479,661

See Accompanying Notes to Financial Statements.
27

Credit Suisse Strategic Income Fund
Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$9.73	$9.78	$10.46	$10.65	$10.06	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.28	0.71	0.66	0.64	0.61	0.01
Net gain (loss) from investments and foreign currency related items (both realized and unrealized)	0.43	(0.04)	(0.46)	(0.06)	0.60	0.06
Total from investment operations	0.71	0.67	0.20	0.58	1.21	0.07
REDEMPTION FEES	—	—	—	0.00[3]	0.00[3]	—
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.28)	(0.72)	(0.60)	(0.63)	(0.60)	(0.01)
Distributions from net realized gains	—	—	(0.22)	(0.14)	(0.02)	—
Return of capital	—	—	(0.06)	—	—	—
Total dividends and distributions	(0.28)	(0.72)	(0.88)	(0.77)	(0.62)	(0.01)
Net asset value, end of period	$10.16[4]	$9.73	$9.78	$10.46	$10.65	$10.06
Total return[5]	7.39%	7.40%	2.05%	5.57%	12.29%	0.67%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$78,261	$60,899	$65,651	$81,868	$31,830	$20,710
Ratio of net expenses to average net assets	0.99%[6]	1.00%	1.00%	1.00%	0.99%	0.99%[6]
Ratio of expenses to average net assets excluding interest expense	0.99%[6]	0.99%	0.99%	0.99%	0.99%	0.99%[6]
Ratio of net investment income to average net assets	5.64%[6]	7.64%	6.59%	5.94%	5.77%	0.87%[6]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.20%[6]	0.29%	0.16%	0.18%	0.63%	5.25%[6]
Portfolio turnover rate	59%	73%	85%	124%	159%	31%

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

5  Total returns are historical and include change in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6  Annualized.

See Accompanying Notes to Financial Statements.
28

Credit Suisse Strategic Income Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$9.74	$9.79	$10.47	$10.66	$10.07	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.26	0.64	0.55	0.58	0.45	0.00[3]
Net gain (loss) from investments and foreign currency related items (both realized and unrealized)	0.44	0.00[3]	(0.38)	(0.02)	0.73	0.08
Total from investment operations	0.70	0.64	0.17	0.56	1.18	0.08
REDEMPTION FEES	—	—	—	0.00[3]	0.00[3]	—
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.27)	(0.69)	(0.57)	(0.61)	(0.57)	(0.01)
Distributions from net realized gains	—	—	(0.22)	(0.14)	(0.02)	—
Return of capital	—	—	(0.06)	—	—	—
Total dividends and distributions	(0.27)	(0.69)	(0.85)	(0.75)	(0.59)	(0.01)
Net asset value, end of period	$10.17[4]	$9.74	$9.79	$10.47	$10.66	$10.07
Total return[5]	7.25%	7.12%	1.78%	5.28%	11.94%	0.76%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$23,875	$8,447	$66,244	$14,633	$46,573	$101
Ratio of net expenses to average net assets	1.24%[6]	1.25%	1.24%	1.24%	1.24%	1.24%[6]
Ratio of expenses to average net assets excluding interest expense	1.24%[6]	1.24%	1.24%	1.24%	1.24%	1.24%[6]
Ratio of net investment income to average net assets	5.21%[6]	6.73%	5.45%	5.44%	4.22%	0.42%[6]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.20%[6]	0.29%	0.16%	0.18%	0.63%	5.25%[6]
Portfolio turnover rate	59%	73%	85%	124%	159%	31%

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

5  Total returns are historical and include change in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6  Annualized.

See Accompanying Notes to Financial Statements.
29

Credit Suisse Strategic Income Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$9.74	$9.79	$10.47[2]	$10.65	$10.06	$10.00
INVESTMENT OPERATIONS
Net investment income (loss)[3]	0.23	0.63	0.55	0.53	0.50	(0.00)[4]
Net gain (loss) from investments and foreign currency related items (both realized and unrealized)	0.43	(0.06)	(0.45)	(0.05)	0.61	0.06
Total from investment operations	0.66	0.57	0.10	0.48	1.11	0.06
REDEMPTION FEES	—	—	—	0.00[4]	0.00[4]	—
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.23)	(0.62)	(0.51)	(0.52)	(0.50)	(0.00)[4]
Distributions from net realized gains	—	—	(0.22)	(0.14)	(0.02)	—
Return of capital	—	—	(0.05)	—	—	—
Total dividends and distributions	(0.23)	(0.62)	(0.78)	(0.66)	(0.52)	(0.00)[4]
Net asset value, end of period	$10.17[2]	$9.74	$9.79	$10.47[2]	$10.65	$10.06
Total return[5]	6.85%	6.33%	1.14%	4.53%	11.18%	0.62%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$14,596	$6,673	$3,022	$2,151	$189	$101
Ratio of net expenses to average net assets	1.99%[6]	2.00%	2.00%	2.00%	1.99%	1.99%[6]
Ratio of expenses to average net assets excluding interest expense	1.99%[6]	1.99%	1.99%	1.99%	1.99%	1.99%[6]
Ratio of net investment income (loss) to average net assets	4.65%[6]	6.70%	5.52%	4.97%	4.77%	(0.33)%[6]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.20%[6]	0.29%	0.16%	0.18%	0.63%	5.25%[6]
Portfolio turnover rate	59%	73%	85%	124%	159%	31%

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  This amount represents less than $0.01 per share.

5  Total returns are historical and include change in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6  Annualized.

See Accompanying Notes to Financial Statements.
30

Credit Suisse Strategic Income Fund
Notes to Financial Statements
April 30, 2017 (unaudited)

Note 1. Organization

Credit Suisse Strategic Income Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks total return. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except the share classes bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 4.75%. Class C shares are sold subject to a contingent deferred sales charge ("CDSC") of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default

31

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

32

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1  –  quoted prices in active markets for identical investments

•  Level 2  –  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3  –  significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds	$—	$50,060,939	$91,905	$50,152,844
Bank Loans	—	37,709,044	10,875,548	48,584,592
Asset Backed Securities	—	4,286,597	—	4,286,597
Common Stocks	—	—	936,888 (1)	936,888
Mutual Funds	101,670	—	—	101,670
Short-term Investment	—	19,674,708	—	19,674,708
	$101,670	$111,731,288	$11,904,341	$123,737,299
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$113,105	$—	$113,105
Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$46,337	$—	$46,337

*Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.

(1)  Includes zero valued securities.

33

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

The following is a reconciliation of investments as of April 30, 2017 for which significant unobservable inputs were used in determining value. All transfers, if any, are assumed to occur at the end of the reporting period.

	Corporate Bonds	Bank Loans	Common Stocks		Total
Balance as of October 31, 2016	$203,608	$6,277,025	$434,411		$6,915,044
Accrued discounts (premiums)	598	979	—		1,577
Purchases	85,786	5,006,049	576,460	(1)	5,668,295
Sales	(249,639)	(1,083,997)	—		(1,333,636)
Realized gain (loss)	(85,466)	(344,396)	(6	)(1)	(429,868)
Change in unrealized appreciation (depreciation)	137,018	446,915	(73,977	)(1)	509,956
Transfers into Level 3	—	1,478,817	—		1,478,817
Transfers out of Level 3	—	(905,844)	—		(905,844)
Balance as of April 30, 2017	$91,905	$10,875,548	$936,888	(1)	$11,904,341
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2017	$1,671	$59,690	$(73,977)		$(12,616)

(1)  Includes zero valued securities.

	Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value At 4/30/2017	Valuation Technique	Unobservable Input	Range (Weighted Average) (per share)
Corporate Bonds	$1,882	Income Approach	Expected Remaining Distribution	NA
	$90,023	Market Approach	Comparable Bond Price	NA
Bank Loans	$10,602,218	Vendor Pricing	Single Broker Quote	$0.30 – $1.10	($1.00)
	$273,330	Market Approach	Discount for Illiquidity	$0.95 – $0.95	($0.95)
Common Stocks	$423,909	Market Approach	Discount for Illiquidity	$6.20 – $14.90	($7.57)
	$380,640	Vendor Pricing	Single Broker Quote	$2.30 – $145.00	($46.80)
	$132,339	Market Approach	Comparable Bond Price	$0.00 – $73,932	($1,147.37)

Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs that Credit Suisse Asset Management LLC, the Fund's investment adviser ("Credit Suisse" or the "Adviser") considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. To the

34

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the least observable input that is significant to the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

For the six months ended April 30, 2017, there were no transfers between Level 1 and Level 2, but there was $1,478,817 transferred from Level 2 to Level 3 due to a lack of a pricing source supported by observable inputs and $905,844 transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the six months ended April 30, 2017, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Value of Derivative Instruments as of April 30, 2017

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$113,105	Unrealized depreciation on forward foreign currency contracts	$46,337

35

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain(Loss)	Location	Net Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized gain from forward foreign currency transactions*	$6,994	Net change in unrealized appreciation (depreciation) from forward foreign currency transactions*	$44,050
		$6,994		$44,050

*Statement of Operations includes both forward currency contracts and foreign currency transactions/translations.

For the six months ended April 30, 2017, the Fund held an average monthly value on a net basis of $4,455,175 in forward foreign currency contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund's derivative assets, net of related collateral held by the Fund, at April 30, 2017:

Counterparty	Gross Amount of Assets Presented in Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$113,105	$(46,337)	$—	$—	$66,768

The following table presents by counterparty the Fund's derivative liabilities, net of related collateral pledged by the Fund, at April 30, 2017:

Counterparty	Gross Amount of Liabilities Presented in Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$46,337	$(46,337)	$—	$—	$—

(a)  Forward foreign currency contracts are included.

36

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Reported net realized gain (loss) from foreign currency transactions arises from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses on translation of assets and liabilities denominated in foreign currencies arises from changes in the fair values of assets and liabilities, other than investments at the end of the period, resulting from changes in exchange rates. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments in the Statement of Operations.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends

37

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships ("Qualifying Income"). The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to or hedge against changes in interest rates, equity and market price movements and/or currency risks. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin with a Futures Commission Merchant

38

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

("FCM"). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Futures have minimal counterparty credit risk because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Fund's open futures contracts are disclosed in the Schedule of Investments. At April 30, 2017, the Fund had no open futures contracts.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM's proprietary activities. A customer's cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM's segregation requirements. In the event of an FCM's insolvency, recovery may be limited to the Fund's pro rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

I) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund forgoes the opportunity to profit from favorable exchange rate movements during the term of the contract. The

39

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

Fund's open forward currency contracts at April 30, 2017 are disclosed in the Schedule of Investments.

J) UNFUNDED LOAN COMMITMENTS — The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded and unfunded portions of credit agreements are presented in the Schedule of Investments. As of April 30, 2017, unfunded commitments were as follows:

Borrower	Maturity	Rate	Unfunded Commitment
CH Hold Corp.	02/01/24	1.500	$45,455
Obethur Technologies S.A.	01/10/24	3.750	$461,496

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

K) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. At April 30, 2017 and during the six months ended April 30, 2017, there were no securities out on loan.

40

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

L) OTHER — The high yield, fixed income securities in which the Fund invests will primarily consist of senior secured floating rate loans ("Senior Loans") issued by non-investment grade companies. Senior Loans are typically secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is periodically adjusted to a recognized base rate, typically the London Interbank Offered Rate ("LIBOR"). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the Fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's net asset value.

M) NEW ACCOUNTING PRONOUNCEMENTS — On August 26, 2016, Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2016-15, "Statement of Cash Flows (Topic 230), a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-15"). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

41

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

In November 2016, FASB issued Accounting Standards Update No. 2016-18, "Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-18"). ASU 2016-18 requires that a statement of cash flows explains the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

N) SUBSEQUENT EVENTS — In preparing the financial statements as of April 30, 2017, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser and administrator for the Fund. Effective November 15, 2016, for its investment advisory and administration services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.84% of the Fund's average daily net assets. Credit Suisse has contractually agreed to limit expenses so that the Fund's annual operating expenses do not exceed 0.99% of the Fund's average daily net assets for Class I shares, 1.24% of the Fund's average daily net assets for Class A shares, and

42

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 3. Transactions with Affiliates and Related Parties (continued)

1.99% of the Fund's average daily net assets for Class C shares. For the six months ended April 30, 2017, investment advisory and administration fees earned and fees waived were $425,846 and $99,660, respectively. Prior to November 15, 2016, the Fund paid advisory fees at the annual rate of 0.75% of average daily net assets. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously reimbursed by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees are recouped. This contract may not be terminated before February 28, 2018.

The amounts waived and reimbursed by Credit Suisse, which are available for potential future recoupment by Credit Suisse, and the expiration schedule at April 30, 2017 are as follows:

	Fee waivers/expense reimbursements subject to recoupment	Expires October 31, 2017	Expires October 31, 2018	Expires October 31, 2019	Expires October 31, 2020
Class I	$457,684	$110,479	$102,395	$175,395	$69,415
Class A	239,718	110,046	50,975	57,872	20,825
Class C	29,944	2,283	4,069	14,172	9,420
Totals	$727,346	$222,808	$157,439	$247,439	$99,660

Credit Suisse Asset Management Limited ("Credit Suisse U.K."), an affiliate of Credit Suisse, serves as sub-investment advisor to the Fund directly. Credit Suisse U.K.'s sub-investment advisor fees are paid by Credit Suisse.

Prior to November 15, 2016, Credit Suisse and SSB served as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculated at an annual rate of 0.09% of the Fund's average daily net assets. On November 15, 2016, the Fund entered into an Investment Management Agreement with Credit Suisse which bundled the advisory and administration fees into a single fee. For the period from November 1, 2016 to November 14, 2016, co-administrative services fees earned by Credit Suisse were $2,809.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the

43

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 3. Transactions with Affiliates and Related Parties (continued)

six months ended April 30, 2017, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $17,673.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the six months ended April 30, 2017, the Fund paid Rule 12b-1 distribution fees of $26,703 for Class A shares and $48,244 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent-related services to the Fund and receive compensation from the Fund. For the six months ended April 30, 2017, the Fund paid $15,620, which is included within transfer agent fees in the Statement of Operations.

For the six months ended April 30, 2017, CSSU and its affiliates advised the Fund that they retained $15,909 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on the sale of Class C shares.

The Fund from time to time purchases or sells loan investments in the secondary market through Credit Suisse or its affiliates acting in the capacity as broker-dealer. Credit Suisse or its affiliates may have acted in some type of agent capacity to the initial loan offering prior to such loan trading in the secondary market.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), with SSB in an aggregated amount of $250 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At April 30, 2017 and during the six months ended April 30, 2017, the Fund had no loans outstanding under the Credit Facility.

44

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2017, purchases and sales of investment securities (excluding short-term investments) were $83,994,691 and $54,961,236 respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	5,622,019	$56,520,834	2,699,746	$24,919,299
Shares issued in reinvestment of dividends	180,691	1,811,964	472,724	4,405,459
Shares redeemed	(4,357,550)	(43,949,431)	(3,625,961)	(33,177,588)
Net increase (decrease)	1,445,160	$14,383,367	(453,491)	$(3,852,830)
	Class A
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	3,888,040	$38,829,701	2,388,476	$22,246,516
Shares issued in reinvestment of dividends	47,125	474,670	131,389	1,232,816
Shares redeemed	(2,453,691)	(24,777,409)	(8,420,386)	(77,803,490)
Net increase (decrease)	1,481,474	$14,526,962	(5,900,521)	$(54,324,158)
	Class C
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	911,791	$9,166,563	559,045	$5,253,587
Shares issued in reinvestment of dividends	19,202	193,027	31,617	295,474
Shares redeemed	(180,653)	(1,807,885)	(214,013)	(1,969,377)
Net increase	750,340	$7,551,705	376,649	$3,579,684

45

Credit Suisse Strategic Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 6. Capital Share Transactions (continued)

On April 30, 2017, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders		Approximate Percentage of Outstanding Shares
Class I	4	*	56%
Class A	5		50%
Class C	2		62%

*This includes the seed money from Merchant Holding, Inc., an affiliate of Credit Suisse.

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

46

Credit Suisse Strategic Income Fund
Shareholder Meeting Results (unaudited)

A special meeting of shareholders of the Credit Suisse Opportunity Funds — Credit Suisse Strategic Income Fund (the "Fund") was held at One Madison Avenue, 11th Floor, New York, NY 10010 on March 14, 2017. The following matter was voted upon by the shareholders of the Fund and the results are presented below. The proposal was approved.

To Elect the Following Nominees as Trustees:

	FOR	WITHHELD
Laura A. DeFelice	5,405,621	157,129
Mahendra R. Gupta	5,403,869	158,881
John G. Popp	5,405,621	157,129
Total Eligible Shares	9,755,583
Total Shares Voted	5,562,751
% of Shares Voted	57.02%

47

Credit Suisse Strategic Income Fund
Board Approval of Investment Management Agreement (unaudited)

In approving the amended and restated investment management agreement and the Sub-Advisory Agreement for the Credit Suisse Strategic Income Fund (the "Fund"), a series of Credit Suisse Opportunity Funds (the "Trust"), the Board of Trustees of the Trust (the "Board"), including all of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Independent Trustees"), at a meeting held on November 14 and 15, 2016, considered the following factors:

Investment Management Fee Rates and Expenses

The Board reviewed and considered the contractual management fee rate of 0.84% of the Fund's average daily net assets ("Contractual Management Fee") for the Fund in light of the extent and quality of the management services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"), as investment manager, and Credit Suisse Asset Management Limited (the "Sub-Adviser"), as sub-adviser. The Board noted that the compensation paid to the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund. The Board also considered that Credit Suisse entered into an expense limitation agreement ("Expense Limitation Agreement") limiting the Fund's total net expenses to 1.24%, 1.99% and 0.99% of the average daily net assets of Class A, Class C and Class I, respectively, until February 28, 2018.

The Board considered that it had approved a proposal to bundle the Fund's advisory and co-administration services under a single new Investment Management Agreement between the Fund and Credit Suisse (the "Management Agreement"). The Board noted that the Management Agreement became effective November 15, 2016. The Management Agreement provides for a contractual combined management fee rate of 0.84% of the Fund's average daily net assets. The Board noted that the proposal bundled the advisory and administration fees into a single fee under the Management Agreement. The Board also noted that the bundling of the advisory and co-administration services and fees will not impact the aggregate services provided under the current arrangement and that the overall combined advisory and co-administration fees paid by shareholders would not increase.

Additionally, the Board received and considered information comparing the Fund's Contractual Management Fee, Contractual Management Fee less waivers and/or reimbursements ("Net Management Fee") and the Fund's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Broadridge, an independent provider of investment company data. The Board was provided with a description of the methodology used to arrive at the funds

48

Credit Suisse Strategic Income Fund
Board Approval of Investment Management Agreement (unaudited) (continued)

included in the Expense Group and the Expense Universe. The Board also received and considered information regarding the co-administration fees paid by the Fund.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the advisory and co-administration agreements and to be provided under the Management Agreement and by the Sub-Adviser under the Sub-Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and the Sub-Adviser. The Board noted that the extensive investment management services provided by Credit Suisse included broad supervisory responsibility and oversight over other service providers to the Fund. The Board reviewed background information about Credit Suisse and the Sub-Adviser, including their respective Form ADV Part 2 — Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the renewal of the Sub-Advisory Agreement, the Board considered the benefits of retaining Credit Suisse's affiliate as the Fund's Sub-Adviser and the Sub-Adviser's investment style.

Fund Performance

The Board received and considered performance results of the Fund over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Fund. The Board was provided with a description of the methodology used

49

Credit Suisse Strategic Income Fund
Board Approval of Investment Management Agreement (unaudited) (continued)

to arrive at the funds included in the Performance Group and the Performance Universe. The Board considered the positive investment performance of the Fund relative to its stated objectives, as well as the performance of the Fund relative to its peers.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Management Agreement for the Fund, including any fee waivers, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse's methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective. The Board also received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as the Fund continues to grow, additional efficiencies and economies of scale potentially could be realized.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, the Sub-Adviser and their affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's and the Sub-Adviser's businesses as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates) and the fees paid to an affiliate of Credit Suisse for distribution services.

The Board considered the standards Credit Suisse and the Sub-Adviser applied in seeking best execution for the Fund and considered Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

50

Credit Suisse Strategic Income Fund
Board Approval of Investment Management Agreement (unaudited) (continued)

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports, and Credit Suisse's compliance procedures.

Conclusions

In selecting Credit Suisse and the Sub-Adviser, and approving the Management Agreement and the investment management fee under such agreement and the Sub-Advisory Agreement, the Board concluded that:

•  The Contractual Management Fee and Net Management Fee, reviewed along with information provided by Broadridge for funds in the Fund's Expense Group and Expense Universe, were reasonable in relation to the services provided by Credit Suisse.

•  The Board was satisfied with the nature, extent and quality of the investment management services provided to the Fund by Credit Suisse and the Sub-Adviser and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the advisory and co-administration agreements and to be provided under the Management Agreement and the Sub-Adviser under the Sub-Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund and willingness to waive fees, Credit Suisse's profitability based on fees payable under the advisory and co-administration agreements, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the information received and considered by the Board, the Fund's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

51

Credit Suisse Strategic Income Fund
Notice of Privacy and Information Practices (unaudited)

At Credit Suisse, we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use ("individual investors"). Specified sections of this notice, however, also apply to other types of investors (called "institutional investors"). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds and Credit Suisse Closed-End Funds. This notice applies solely to U.S. registered investment companies advised by Credit Suisse Asset Management, LLC.

Categories of information we may collect:

We may collect information about you, including nonpublic personal information, such as

•  Information we receive from you on applications, forms, agreements, questionnaires, Credit Suisse websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e-mail address, Social Security number, assets, income, financial situation; and

•  Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information, assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

•  We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

52

Credit Suisse Strategic Income Fund
Notice of Privacy and Information Practices (unaudited) (continued)

•  We want our investors to be informed about additional products or services. We do not disclose nonpublic personal information relating to individual investors to our affiliates for marketing purposes, nor do we use such information received from our affiliates to solicit individual investors for such purposes. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

•  In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non-U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

Confidentiality and security

•  To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures

This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of May 23, 2017.

53

Credit Suisse Strategic Income Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

54

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P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  SIF-SAR-0417

CREDIT SUISSE FUNDS

Semiannual Report

April 30, 2017
  (unaudited)

■  CREDIT SUISSE
MANAGED FUTURES STRATEGY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Managed Futures Strategy Fund
Semiannual Investment Adviser's Report
April 30, 2017 (unaudited)

May 26, 2017

Dear Shareholder:

We are pleased to present this Semiannual Report covering the activities of the Credit Suisse Managed Futures Strategy Fund (the "Fund") for the six-month period ended April 30, 2017.

Performance Summary
11/1/2016 – 4/30/2017

Fund & Benchmark	Performance
Class I1	-3.28%
Class A1,2	-3.30%
Class C1,2	-3.68%
Credit Suisse Managed Futures Liquid Index[3]	-3.32%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 5.25% and 1.00%, respectively.2

Market Review: A challenging period for managed futures

The six-month period ended April 30, 2017 was a challenging one for managed futures, with the Credit Suisse Managed Futures Liquid Index, the Fund's benchmark, down 3.32% on the heels of various market reversals.

Within the hedge fund universe, trend following strategies experienced losses overall, as they were generally hurt by trend reversals in several markets (particularly fixed income and currencies) following the U.S. November elections.

Strategic Review:

For the six-month period ended April 30, 2017, the Fund's Class I shares outperformed the Fund's benchmark. Equity positions were the greatest contributors to performance over the period, as long positions yielded profits when the equity markets rallied.

Commodities were the largest detractor from performance over the period, as market movements that diverged from longer-term trends in energy, precious metals and agriculture created a challenging market for trend identification. Although long industrial positions contributed to performance, it was not enough to offset the other losses. Currencies also detracted from performance. Although currencies yielded profits due to the strong U.S. dollar theme following the U.S. November elections, the sharp January reversal caused losses — especially in the Australian and Canadian dollars. Additionally, fixed income

1

Credit Suisse Managed Futures Strategy Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

positions detracted from performance due to a significant shift in market sentiment that started in December.

Another area where performance was particularly challenged was in the European bond market, where idiosyncratic movement around specific political risks yielded an increasingly bifurcated market. Additionally, the Bank of Japan's yield curve control program effectively eliminated the possibility of markets establishing any sort of trend.

In general, the managed futures strategy is designed to profit from both upward and downward trending markets across several asset classes including commodities, bonds, equities and currencies.

We continue to believe that the unique return profile of managed futures may appeal to investors searching for meaningful portfolio diversifiers that can help mitigate risk and provide uncorrelated returns.

The Quantitative Investment Strategies Group

Yung-Shin Kung
Sheel Dhande

The Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Fund's investment in alternative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly in investments involving leverage.

The use of alternative assets and strategies entails substantial risks, including risk of loss of principal, commodity exposure risks, credit risk, currency risk, derivatives risk, equity exposure risk, exchange-traded notes risk, fixed income risk, foreign securities risk, forwards risk, futures contracts risk, interest rate risk, leveraging risk, market risk, non-diversified status, options risk, portfolio turnover risk, repurchase agreements risk, short position risk, speculative exposure risk, structured note risk, subsidiary risk, swap agreements risk, tax risk and U.S. government securities risk. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential

2

Credit Suisse Managed Futures Strategy Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund, could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of this letter and the Fund holdings described in this document are as of April 30, 2017; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

1  Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 1.30% of the Fund's average daily net assets for Class I shares, 1.55% of the Fund's average daily net assets for Class A shares and 2.30% of the Fund's average daily net assets for Class C shares through at least February 28, 2018. This limit excludes certain expenses, as set forth in the Fund's Prospectus.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 5.25%), was (8.36)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value including maximum contingent deferred sales charge (CDSC) of 1.00%, was (4.62)%.

3  The Credit Suisse Managed Futures Liquid Index is a broadly diversified futures index currently composed of 14 futures contracts and 4 commodity indices which provide exposure to the asset classes. The Index uses a proprietary quantitative methodology to seek to identify price trends in each of the asset classes over a variety of time horizons. Components of the Index, which may change from time to time, are positioned either long or short based on the price trends within the asset classes determined using the Index's quantitative methodology. The Index does not have transaction costs and investors may not invest directly in the Index.

3

Credit Suisse Managed Futures Strategy Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Average Annual Returns as of April 30, 20171

	1 Year	Since Inception[2]
Class I	(6.53)%	5.08%
Class A Without Sales Charge	(6.65)%	4.85%
Class A With Maximum Sales Charge	(11.52)%	3.64%
Class C Without CDSC	(7.35)%	4.05%
Class C With CDSC	(8.25)%	4.05%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gain distributions, if any. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance information current to the most recent month end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratios are 1.31% for Class I shares, 1.56% for Class A shares and 2.31% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements are 1.30% for Class I shares, 1.55% for Class A shares and 2.30% for Class C shares.

1  Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. The Fund has entered into a written contract to limit expenses to 1.30% of the Fund's average daily net assets for Class I shares, 1.55% of the Fund's average daily net assets for Class A shares and 2.30% of the Fund's average daily net assets for Class C shares through at least February 28, 2018. This limit excludes certain expenses, as set forth in the Fund's Prospectus.

2  Inception Date September 28, 2012.

4

Credit Suisse Managed Futures Strategy Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended April 30, 2017.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line.

•  Hypothetical 5% Fund Return. This helps you to compare the Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

5

Credit Suisse Managed Futures Strategy Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Expenses and Value for a $1,000 Investment
for the six-month period ended April 30, 2017

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 11/01/16	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 04/30/17	$967.20	$967.00	$963.20
Expenses Paid per $1,000*	$6.34	$7.56	$11.20
Hypothetical 5% Fund Return
Beginning Account Value 11/01/16	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 04/30/17	$1,018.35	$1,017.11	$1,013.39
Expenses Paid per $1,000*	$6.51	$7.75	$11.48
	Class I	Class A	Class C
Annualized Expense Ratios*	1.30%	1.55%	2.30%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or actual expenses reimbursements, if applicable. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's Prospectus.

Portfolio Breakdown*

United States Treasury Obligations	59.21%
Short-term Investment[1]	40.79
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at April 30, 2017, if applicable.

6

Credit Suisse Managed Futures Strategy Fund
Consolidated Schedule of Investments
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES TREASURY OBLIGATIONS (53.8%)
$20,000	United States Treasury Bills	(AA+, Aaa)	08/10/17	0.780	$19,955,320
60,000	United States Treasury Bills	(AA+, Aaa)	08/17/17	0.616	59,855,280
20,000	United States Treasury Bills	(AA+, Aaa)	10/05/17	0.893	19,920,840
20,000	United States Treasury Bills	(AA+, Aaa)	10/19/17	0.927	19,910,460
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $119,679,417)					119,641,900
SHORT-TERM INVESTMENT (37.1%)
82,430	State Street Bank and Trust Co. Euro Time Deposit (Cost $82,429,572)		05/01/17	0.090	82,429,572
TOTAL INVESTMENTS AT VALUE (90.9%) (Cost $202,108,989)					202,071,472
OTHER ASSETS IN EXCESS OF LIABILITIES (9.1%)					20,110,637
NET ASSETS (100.0%)					$222,182,109

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Foreign Exchange Contracts
AUD Currency Futures	USD	Jun 2017	219	$16,372,440	$(133,269)
GBP Currency Futures	USD	Jun 2017	174	14,098,350	144,881
					$11,612
Index Contracts
EURO Stoxx 50 Index Futures	EUR	Jun 2017	711	27,160,455	$1,336,899
FTSE 100 Index Futures	GBP	Jun 2017	190	17,612,462	(258,452)
Nikkei 225 Index Futures OSE	JPY	Jun 2017	69	11,884,812	(17,018)
S&P 500 E Mini Index Futures	USD	Jun 2017	272	32,374,800	123,951
					$1,185,380
Interest Rate Contracts
10YR Japanese Bond Futures	JPY	Jun 2017	5	6,774,020	$(6,762)
10YR JGB Mini Futures	JPY	Jun 2017	2,074	281,004,952	(130,659)
German EURO Bund Futures	EUR	Jun 2017	416	73,286,842	(235,294)
Hang Seng Index Futures	HKD	May 2017	174	27,474,038	596,771
Long Gilt Futures	GBP	Jun 2017	336	55,758,959	721,207
					$945,263

See Accompanying Notes to Consolidated Financial Statements.
7

Credit Suisse Managed Futures Strategy Fund
Consolidated Schedule of Investments (continued)
April 30, 2017 (unaudited)

Futures Contracts (continued)

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Sell
Foreign Exchange Contracts
CAD Currency Futures	USD	Jun 2017	(756)	$(55,339,200)	$754,051
EUR Currency Futures	USD	Jun 2017	(183)	(24,981,788)	(641,805)
JPY Currency Futures	USD	Jun 2017	(131)	(14,727,675)	18,160
					$130,406
Interest Rate Contracts
10YR U.S. Treasury Note Futures	USD	Jun 2017	(207)	(26,023,781)	$(226,335)
Net unrealized appreciation (depreciation)					$2,046,326

Total Return Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Net Unrealized Appreciation (Depreciation)
USD	$27,198,572	05/16/17	Goldman Sachs	Fixed Rate	Bloomberg Agriculture Index	$310,805
USD	12,451,207	05/16/17	Goldman Sachs	Bloomberg Industrial Metals Index	Fixed Rate	276,069
USD	19,190,053	05/16/17	Goldman Sachs	Bloomberg Precious Metals Index	Fixed Rate	(586,963)
USD	3,068,496	05/16/17	Goldman Sachs	Fixed Rate	Bloomberg Energy Index	(1,187)
USD	7,835,447	05/16/17	Goldman Sachs	Fixed Rate	Bloomberg Energy Index	31,312
USD	1,301,777	05/16/17	Goldman Sachs	Bloomberg Precious Metals Index	Fixed Rate	(6,992)
USD	2,915,794	05/16/17	Goldman Sachs	Fixed Rate	Bloomberg Energy Index	26,304
USD	1,610,202	05/16/17	Goldman Sachs	Fixed Rate	Bloomberg Agriculture Index	8,388
USD	2,398,364	05/16/17	Goldman Sachs	Bloomberg Industrial Metals Index	Fixed Rate	8,696
USD	4,764,340	05/16/17	Goldman Sachs	Fixed Rate	Bloomberg Energy Index	0
						$66,432

Currency Abbreviations:

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

GBP = British Pound

HKD = Hong Kong Dollar

JPY = Japanese Yen

USD = United States Dollar

See Accompanying Notes to Consolidated Financial Statements.
8

Credit Suisse Managed Futures Strategy Fund
Consolidated Statement of Assets and Liabilities
April 30, 2017 (unaudited)

Assets
Investments at value (Cost $202,108,989) (Note 2)	$202,071,472
Cash	100,219
Foreign currency at value (Cost $48)	48
Cash segregated at brokers for futures and swap contracts (Note 2)	16,376,128
Variation margin receivable on futures contracts (Note 2)	3,035,472
Receivable for Fund shares sold	1,492,457
Unrealized appreciation on open swap contracts (Note 2)	661,574
Interest receivable	619
Prepaid expenses and other assets	38,249
Total assets	223,776,238
Liabilities
Investment advisory fee payable (Note 3)	170,274
Administrative services fee payable (Note 3)	7,181
Shareholder servicing/Distribution fee payable (Note 3)	14,713
Unrealized depreciation on open swap contracts (Note 2)	595,142
Net payable for terminated total return swap contracts	416,368
Payable for Fund shares redeemed	326,240
Trustees' fee payable	7,040
Accrued expenses	57,171
Total liabilities	1,594,129
Net Assets
Capital stock, $.001 par value (Note 6)	21,607
Paid-in capital (Note 6)	229,979,293
Distributions in excess of net investment income	(1,226,223)
Accumulated net realized loss from futures contracts, swap contracts and foreign currency transactions	(8,799,233)
Net unrealized appreciation from investments, futures contracts, swap contracts and foreign currency translations	2,206,665
Net assets	$222,182,109
I Shares
Net assets	$141,284,680
Shares outstanding	13,699,986
Net asset value, offering price and redemption price per share	$10.31
A Shares
Net assets	$77,251,304
Shares outstanding	7,540,345
Net asset value and redemption price per share	$10.25
Maximum offering price per share (net asset value/(1-5.25%))	$10.82
C Shares
Net assets	$3,646,125
Shares outstanding	366,878
Net asset value and offering price per share	$9.94
See Accompanying Notes to Consolidated Financial Statements.
9

Credit Suisse Managed Futures Strategy Fund
Consolidated Statement of Operations
For the Six Months Ended April 30, 2017 (unaudited)

Investment Income
Interest	$126,955
Total investment income	126,955
Expenses
Investment advisory fees (Note 3)	985,679
Administrative services fees (Note 3)	19,923
Shareholder servicing/Distribution fees (Note 3)
Class A	55,342
Class C	18,718
Transfer agent fees (Note 3)	76,889
Custodian fees	47,252
Registration fees	37,116
Audit and tax fees	25,860
Trustees' fees	17,116
Printing fees	16,313
Legal fees	15,190
Commitment fees (Note 4)	5,216
Insurance expense	1,273
Miscellaneous expense	3,687
Total expenses	1,325,574
Less: fees waived (Note 3)	(11,493)
Net expenses	1,314,081
Net investment loss	(1,187,126)
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts, Swap Contracts and Foreign Currency Related Items
Net realized loss from futures contracts	(604,951)
Net realized loss from swap contracts	(6,156,431)
Net realized loss from foreign currency transactions	(106,310)
Net change in unrealized appreciation (depreciation) from investments	(37,517)
Net change in unrealized appreciation (depreciation) from futures contracts	486,482
Net change in unrealized appreciation (depreciation) from swap contracts	291,907
Net change in unrealized appreciation (depreciation) from foreign currency translations	168,782
Net realized and unrealized loss from investments, futures contracts, swap contracts and foreign currency related items	(5,958,038)
Net decrease in net assets resulting from operations	$(7,145,164)

See Accompanying Notes to Consolidated Financial Statements.
10

Credit Suisse Managed Futures Strategy Fund
Consolidated Statement of Changes in Net Assets

For the Six Months Ended April 30, 2017 For the Year Ended	(unaudited)	October 31, 2016
From Operations
Net investment loss	$(1,187,126)	$(1,809,916)
Net realized gain (loss) from futures contracts, swap contracts and foreign currency transactions	(6,867,692)	2,548,429
Net change in unrealized appreciation (depreciation) from investments, futures contracts, swap contracts and foreign currency translations	909,654	1,372,660
Net increase (decrease) in net assets resulting from operations	(7,145,164)	2,111,173
From Dividends and Distributions
Dividends from net investment income
Class I	—	(4,138,919)
Class A	—	(968,769)
Class C	—	(95,991)
Distributions from net realized gains
Class I	(3,535,179)	(2,575,914)
Class A	(1,012,105)	(769,312)
Class C	(100,296)	(89,902)
Net decrease in net assets resulting from dividends and distributions	(4,647,580)	(8,638,807)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	129,671,795	136,041,437
Reinvestment of dividends and distributions	4,172,001	7,665,777
Net asset value of shares redeemed	(69,192,860)	(63,581,477)
Net increase in net assets from capital share transactions	64,650,936	80,125,737
Net increase in net assets	52,858,192	73,598,103
Net Assets
Beginning of period	169,323,917	95,725,814
End of period	$222,182,109	$169,323,917
Distributions in excess of net investment income	$(1,226,223)	$(39,097)

See Accompanying Notes to Consolidated Financial Statements.
11

Credit Suisse Managed Futures Strategy Fund
Consolidated Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$10.94	$11.53	$10.85[2]	$10.36	$9.76	$10.00
INVESTMENT OPERATIONS
Net investment loss[3]	(0.06)	(0.15)	(0.16)	(0.17)	(0.17)	(0.01)
Net gain (loss) from investments, futures contracts, swap contracts and foreign currency related items (both realized and unrealized)	(0.28)	0.49	1.51	0.95	0.77	(0.23)
Total from investment operations	(0.34)	0.34	1.35	0.78	0.60	(0.24)
REDEMPTION FEES	—	—	—	0.00[4]	0.00[4]	—
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	(0.52)	(0.04)	—	—	—
Distributions from net realized gains	(0.29)	(0.41)	(0.63)	(0.29)	—	—
Total dividends and distributions	(0.29)	(0.93)	(0.67)	(0.29)	—	—
Net asset value, end of period	$10.31	$10.94	$11.53	$10.85[2]	$10.36	$9.76
Total return[5]	(3.28)%	3.12%	12.88%	7.73%	6.15%	(2.40)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$141,285	$127,597	$72,606	$69,190	$26,794	$21,768
Ratio of net expenses to average net assets	1.30%[6]	1.30%	1.32%	1.71%	1.70%	1.70%[6]
Ratio of net investment loss to average net assets	(1.17)%[6]	(1.29)%	(1.31)%	(1.68)%	(1.64)%	(1.69)%[6]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.01%[6]	0.05%	0.15%	0.10%	1.10%	3.01%[6]
Portfolio turnover rate	—%	—%	—%	—%	—%	—%

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  This amount represents less than $0.01 per share.

5  Total returns are historical and include change in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
12

Credit Suisse Managed Futures Strategy Fund
Consolidated Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$10.88	$11.47	$10.80	$10.35	$9.76	$10.00
INVESTMENT OPERATIONS
Net investment loss[2]	(0.07)	(0.17)	(0.19)	(0.20)	(0.20)	(0.02)
Net gain (loss) from investments, futures contracts, swap contracts and foreign currency related items (both realized and unrealized)	(0.27)	0.48	1.50	0.94	0.79	(0.22)
Total from investment operations	(0.34)	0.31	1.31	0.74	0.59	(0.24)
REDEMPTION FEES	—	—	—	0.00[3]	0.00[3]	—
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	(0.49)	(0.01)	—	—	—
Distributions from net realized gains	(0.29)	(0.41)	(0.63)	(0.29)	—	—
Total dividends and distributions	(0.29)	(0.90)	(0.64)	(0.29)	—	—
Net asset value, end of period	$10.25[4]	$10.88	$11.47	$10.80	$10.35	$9.76
Total return[5]	(3.30)%	2.87%	12.47%	7.35%	6.05%	(2.40)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$77,251	$38,060	$20,200	$3,294	$5,824	$98
Ratio of net expenses to average net assets	1.55%[6]	1.55%	1.56%	1.96%	1.95%	1.95%[6]
Ratio of net investment loss to average net assets	(1.41)%[6]	(1.54)%	(1.55)%	(1.93)%	(1.90)%	(1.94)%[6]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.01%[6]	0.05%	0.15%	0.10%	1.10%	3.01%[6]
Portfolio turnover rate	—%	—%	—%	—%	—%	—%

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

5  Total returns are historical and include change in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
13

Credit Suisse Managed Futures Strategy Fund
Consolidated Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$10.60	$11.19	$10.62	$10.25	$9.75	$10.00
INVESTMENT OPERATIONS
Net investment loss[2]	(0.11)	(0.25)	(0.27)	(0.27)	(0.27)	(0.02)
Net gain (loss) from investments, futures contracts, swap contracts and foreign currency related items (both realized and unrealized)	(0.26)	0.48	1.47	0.93	0.77	(0.23)
Total from investment operations	(0.37)	0.23	1.20	0.66	0.50	(0.25)
REDEMPTION FEES	—	—	—	0.00[3]	0.00[3]	—
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	(0.41)	—	—	—	—
Distributions from net realized gains	(0.29)	(0.41)	(0.63)	(0.29)	—	—
Total dividends and distributions	(0.29)	(0.82)	(0.63)	(0.29)	—	—
Net asset value, end of period	$9.94	$10.60	$11.19	$10.62	$10.25	$9.75
Total return[4]	(3.68)%	2.13%	11.60%	6.62%	5.13%	(2.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$3,646	$3,667	$2,920	$1,558	$800	$98
Ratio of net expenses to average net assets	2.30%[5]	2.30%	2.32%	2.71%	2.70%	2.70%[5]
Ratio of net investment loss to average net assets	(2.17)%[5]	(2.29)%	(2.31)%	(2.68)%	(2.64)%	(2.70)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.01%[5]	0.05%	0.15%	0.10%	1.10%	3.01%[5]
Portfolio turnover rate	—%	—%	—%	—%	—%	—%

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and include change in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
14

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
April 30, 2017 (unaudited)

Note 1. Organization

Credit Suisse Managed Futures Strategy Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks to achieve an investment result that corresponds generally to the risk and return patterns of managed futures funds. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment adviser to the Fund, is registered as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Fund seeks to achieve its investment objective by investing directly and/or indirectly through the Credit Suisse Cayman Managed Futures Strategy Fund, Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, in a combination of securities and derivative instruments. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures, as well as other types of futures, swaps and options. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Fund and the accompanying financial statements reflect the financial position of the Fund and the Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Fund and the Subsidiary and all intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. As of April 30, 2017, the Fund held $5,486,135 in the Subsidiary, representing 2.5% of the Fund's consolidated net assets. For the six months ended April 30, 2017, the net realized loss on securities and other financial instruments held in the Subsidiary was $6,156,431.

Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except the share classes bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.25%. Class C shares are sold subject to a contingent deferred sales charge ("CDSC") of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

15

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If

16

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1  –  quoted prices in active markets for identical investments

•  Level 2  –  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3  –  significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
United States Treasury Obligations	$—	$119,641,900	$—	$119,641,900
Short-term Investment	—	82,429,572	—	82,429,572
	$—	$202,071,472	$—	$202,071,472
Other Financial Instruments*
Futures Contracts	$3,695,920	$—	$—	$3,695,920
Swap Contracts	—	661,574	—	661,574

17

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures Contracts	$1,649,594	$—	$—	$1,649,594
Swap Contracts	—	595,142	—	595,142

*  Other financial instruments include unrealized appreciation/(depreciation) on futures and swap contracts.

For the six months ended April 30, 2017, there were no transfers among Level 1, Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the six months ended April 30, 2017, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Value of Derivative Instruments as of April 30, 2017

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Foreign Exchange Contracts	Unrealized appreciation on futures contracts	$917,092	*	Unrealized depreciation on futures contracts	$775,074	*
Index Contracts	Unrealized appreciation on futures contracts	1,460,850	*	Unrealized depreciation on futures contracts	275,470	*
Interest Rate Contracts	Unrealized appreciation on futures contracts	1,317,978	*	Unrealized depreciation on futures contracts	599,050	*
Commodity Index Return Contracts	Unrealized appreciation on swap contracts	661,574		Unrealized depreciation on swap contracts	595,142
				$4,357,494	$2,244,736

*Reflects cumulative appreciation (depreciation) on futures contracts as reported in the Consolidated Statement of Assets and Liabilities and Notes to Consolidated Financial Statements. Only unsettled variation margin receivable (payable) is reported in the Consolidated Statement of Assets and Liabilities.

18

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

Effect of Derivative Instruments on the Consolidated Statement of Operations

	Location	Realized Gain (Loss)	Location	Unrealized Appreciation (Depreciation)
Foreign Exchange Contracts	Net realized loss from futures contracts	$(3,870,308)	Net change in unrealized appreciation (depreciation) from futures contracts	$(1,398,273)
Index Contracts	Net realized gain from futures contracts	6,764,375	Net change in unrealized appreciation (depreciation) from futures contracts	980,894
Interest Rate Contracts	Net realized loss from futures contracts	(3,499,018)	Net change in unrealized appreciation (depreciation) from futures contracts	903,861
Commodity Index Return Contracts	Net realized loss from open swap contracts	(6,156,431)	Net change in unrealized appreciation (depreciation) from open swap contracts	291,907
		$(6,761,382)		$778,389

The notional amount of futures contracts and swap contracts open at April 30, 2017 is reflected in the Consolidated Schedule of Investments. For the six months ended April 30, 2017, the Fund held average monthly notional values on a net basis of $214,462,058, $269,341,279 and $65,256,091 in long futures contracts, short futures contracts and swap contracts, respectively.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund's derivative assets, net of related collateral held by the Fund, at April 30, 2017:

Counterparty	Gross Amount of Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Goldman Sachs	$661,574	$(595,142)	$—	$—	$66,432

19

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Fund's derivative liabilities, net of related collateral pledged by the Fund, at April 30, 2017:

Counterparty	Gross Amount of Liabilities Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Goldman Sachs	$595,142	$(595,142)	$—	$—	$—

(a)  Swap contracts are included.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

20

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships ("Qualifying Income"). The Internal Revenue Service ("IRS") has issued a ruling that income realized from certain types of commodity-linked derivatives would not be Qualifying Income. As a result, the Fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary would constitute Qualifying Income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended.

If the Fund is unable to ensure continued qualification as a RIC, the Fund may be required to change its investment objective, policies or techniques, or may be liquidated. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the IRS and state departments of revenue.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company

21

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to or hedge against changes in interest rates, equity and market price movements and/or currency risks. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin with a Futures Commission Merchant ("FCM"). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Futures have minimal counterparty credit risk because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Fund's open futures contracts are disclosed in the Consolidated Schedule of Investments. At April 30, 2017, the amount of restricted cash held at brokers related to open futures contracts was $12,546,128.

H) SWAPS — The Fund may enter into swap contracts either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Fund's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master

22

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Fund may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation from swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses from swap contracts. The Fund's open swap contracts are disclosed in the Consolidated Schedule of Investments. At April 30, 2017, the amount of restricted cash held at brokers related to open swap contracts was $3,830,000.

I) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market

23

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. At April 30, 2017 and during the six months ended April 30, 2017, there were no securities out on loan.

J) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the consolidated financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Consolidated Statement of Assets and Liabilities.

K) NEW ACCOUNTING PRONOUNCEMENTS — On August 26, 2016, Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2016-15, "Statement of Cash Flows (Topic 230), a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-15"). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

24

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

In November 2016, FASB issued Accounting Standards Update No. 2016-18, "Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-18"). ASU 2016-18 requires that a statement of cash flows explains the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

L) SUBSEQUENT EVENTS — In preparing the financial statements as of April 30, 2017, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser and administrator for the Fund. Effective November 15, 2016, for its investment advisory and administration services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 1.04% of the Fund's average daily net assets. Credit Suisse has contractually agreed to limit expenses so that the Fund's annual operating expenses do not exceed 1.30% of the Fund's average daily net assets for Class I shares, 1.55% of the Fund's average daily net assets for Class A shares, and

25

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 3. Transactions with Affiliates and Related Parties (continued)

2.30% of the Fund's average daily net assets for Class C shares. For the six months ended April 30, 2017, investment advisory and administration fees earned and fees waived were $985,679 and $11,493, respectively. Prior to November 15, 2016, the Fund paid advisory fees at the annual rate of 0.95% of average daily net assets. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously reimbursed by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees are recouped. This contract may not be terminated before February 28, 2018.

The amounts waived and reimbursed by Credit Suisse, which are available for potential future recoupment by Credit Suisse, and the expiration schedule at April 30, 2017 are as follows:

	Fee waivers/expense reimbursements subject to recoupment*	Expires October 31, 2018	Expires October 31, 2019
Class I	$50,736	$39,940	$10,796
Class A	10,620	7,384	3,236
Class C	1,857	1,501	356
Totals	$63,213	$48,825	$14,388

*The Subsidiary is not eligible for recoupment. For the six months ended April 30, 2017, the Fund recouped $27,793 of fee waivers/expense reimbursements.

Prior to November 15, 2016, Credit Suisse and SSB served as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculated at an annual rate of 0.09% of the Fund's average daily net assets. On November 15, 2016, the Fund entered into an Investment Management Agreement with Credit Suisse which bundled the advisory and administration fees into a single fee. For the period from November 1, 2016 to November 14, 2016, co-administrative services fees earned by Credit Suisse were $6,338.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2017, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $13,585.

26

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 3. Transactions with Affiliates and Related Parties (continued)

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the six months ended April 30, 2017, the Fund paid Rule 12b-1 distribution fees of $55,342 for Class A shares and $18,718 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent-related services to the Fund and receive compensation from the Fund. Payment made by the Fund, if any, would be included within transfer agent fees in the Consolidated Statement of Operations.

For the six months ended April 30, 2017, CSSU and its affiliates advised the Fund that they retained $59,746 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on sale of Class C shares.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), with SSB in an aggregated amount of $250 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At April 30, 2017 and during the six months ended April 30, 2017, the Fund had no borrowings outstanding under the Credit Facility.

27

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2017, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$0	$0	$0	$0

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	6,843,976	$73,918,680	9,390,795	$105,360,677
Shares issued in reinvestment of dividends and distributions	298,320	3,263,624	577,815	6,339,853
Shares redeemed	(5,110,777)	(54,568,421)	(4,599,480)	(51,998,010)
Net increase	2,031,519	$22,613,883	5,369,130	$59,702,520
	Class A
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	5,315,009	$55,301,926	2,554,733	$28,671,167
Shares issued in reinvestment of dividends and distributions	74,667	812,373	104,757	1,146,451
Shares redeemed	(1,348,440)	(14,299,467)	(921,553)	(10,316,965)
Net increase	4,041,236	$41,814,832	1,737,937	$19,500,653
	Class C
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	43,080	$451,189	183,521	$2,009,593
Shares issued in reinvestment of dividends and distributions	9,074	96,004	16,743	179,473
Shares redeemed	(31,184)	(324,972)	(115,199)	(1,266,502)
Net increase	20,970	$222,221	85,065	$922,564

28

Credit Suisse Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 6. Capital Share Transactions (continued)

On April 30, 2017, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders		Approximate Percentage of Outstanding Shares
Class I	3	*	75%
Class A	2		27%
Class C	2		25%

*This includes the seed money from Merchant Holding, Inc., an affiliate of Credit Suisse.

Some of the shareholders may be omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

29

Credit Suisse Managed Futures Strategy Fund
Shareholder Meeting Results (unaudited)

A special meeting of shareholders of the Credit Suisse Opportunity Funds — Credit Suisse Managed Futures Strategy Fund (the "Fund") was held at One Madison Avenue, 11th Floor, New York, NY 10010 on March 14, 2017. The following matter was voted upon by the shareholders of the Fund and the results are presented below. The proposal was approved.

To Elect the Following Nominees as Trustees:

	FOR	WITHHELD
Laura A. DeFelice	11,705,414	87,134
Mahendra R. Gupta	11,523,677	268,871
John G. Popp	11,637,162	155,386
Total Eligible Shares	17,749,366
Total Shares Voted	11,792,548
% of Shares Voted	66.44%

30

Credit Suisse Managed Futures Strategy Fund
Board Approval of Investment Management Agreement (unaudited)

In approving the amended and restated investment management agreement for the Credit Suisse Managed Futures Strategy Fund (the "Fund"), a series of Credit Suisse Opportunity Funds (the "Trust"), the Board of Trustees of the Trust (the "Board"), including all of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Independent Trustees"), at a meeting held on November 14 and 15, 2016, considered the following factors:

Investment Management Fee Rates and Expenses

The Board reviewed and considered the contractual management fee rate of 1.04% of the Fund's average daily net assets ("Contractual Management Fee") for the Fund in light of the extent and quality of the management services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also considered that Credit Suisse has entered into an expense limitation agreement ("Expense Limitation Agreement") limiting the Fund's total net expenses to 1.55%, 2.30% and 1.30% of the average daily net assets of Class A, Class C and Class I, respectively, until February 28, 2018.

The Board considered that it had approved a proposal to bundle the Fund's advisory and co-administration services under a single new Investment Management Agreement between the Fund and Credit Suisse (the "Management Agreement"). The Board noted that the Management Agreement became effective November 15, 2016. The Management Agreement provides for a contractual combined management fee rate of 1.04% of the Fund's average daily net assets. The Board noted that the proposal bundled the advisory and administration fees into a single fee under the Management Agreement. The Board also noted that the bundling of the advisory and co-administration services and fees will not impact the aggregate services provided under the current arrangement and that the overall combined advisory and co-administration fees paid by shareholders would not increase.

Additionally, the Board received and considered information comparing the Fund's Contractual Management Fee, Contractual Management Fee less waivers and/or reimbursements ("Net Management Fee") and the Fund's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Broadridge, an independent provider of investment company data. The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe. The Board also received and considered information regarding the co-administration fees paid by the Fund.

31

Credit Suisse Managed Futures Strategy Fund
Board Approval of Investment Management Agreement (unaudited) (continued)

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the advisory and co-administration agreements and to be provided under the Management Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board noted that the extensive investment management services provided by Credit Suisse included broad supervisory responsibility and oversight over other service providers to the Fund. The Board reviewed background information about Credit Suisse including its Form ADV Part 2 — Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Fund Performance

The Board received and considered performance results of the Fund over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Fund. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe. The Board considered the positive investment performance of the Fund since its inception relative to its stated objectives, as well as the performance of the Fund relative to its peers.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Management Agreement for the Fund, including any fee waivers, as well as other relationships between the Fund on

32

Credit Suisse Managed Futures Strategy Fund
Board Approval of Investment Management Agreement (unaudited) (continued)

the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse's methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective. The Board also received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as the Fund's asset levels continue to grow, economies of scale potentially could be realized.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates) and the fees paid to an affiliate of Credit Suisse for distribution services.

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports, and Credit Suisse's compliance procedures.

33

Credit Suisse Managed Futures Strategy Fund
Board Approval of Investment Management Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Management Agreement and the investment management fee under such agreement, the Board concluded that:

•  The Contractual Management Fee and Net Management Fee, reviewed along with information provided by Broadridge for the funds in the Fund's Expense Group and Expense Universe, were reasonable in relation to the services provided by Credit Suisse.

•  The Board was satisfied with the nature, extent and quality of the investment management services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the advisory and co-administration agreements and to be provided under the Management Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund and willingness to waive fees, Credit Suisse's profitability based on fees payable under the advisory and co-administration agreements, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the information received and considered by the Board, the Fund's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

34

Credit Suisse Managed Futures Strategy Fund
Notice of Privacy and Information Practices (unaudited)

At Credit Suisse, we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use ("individual investors"). Specified sections of this notice, however, also apply to other types of investors (called "institutional investors"). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds and Credit Suisse Closed-End Funds. This notice applies solely to U.S. registered investment companies advised by Credit Suisse Asset Management, LLC.

Categories of information we may collect:

We may collect information about you, including nonpublic personal information, such as

•  Information we receive from you on applications, forms, agreements, questionnaires, Credit Suisse websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e-mail address, Social Security number, assets, income, financial situation; and

•  Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information, assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

•  We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

35

Credit Suisse Managed Futures Strategy Fund
Notice of Privacy and Information Practices (unaudited) (continued)

•  We want our investors to be informed about additional products or services. We do not disclose nonpublic personal information relating to individual investors to our affiliates for marketing purposes, nor do we use such information received from our affiliates to solicit individual investors for such purposes. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

•  In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non-U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

Confidentiality and security

•  To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures

This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of May 23, 2017.

36

Credit Suisse Managed Futures Strategy Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

37

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  MFS-SAR-0417

CREDIT SUISSE FUNDS

Semiannual Report

April 30, 2017
  (unaudited)

■  CREDIT SUISSE
FLOATING RATE HIGH INCOME FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Floating Rate High Income Fund
Semiannual Investment Adviser's Report
April 30, 2017 (unaudited)

May 26, 2017

Dear Shareholder:

We are pleased to present this Semiannual Report covering the activities of the Credit Suisse Floating Rate High Income Fund (the "Fund") for the six-month period ended April 30, 2017.

Performance Summary
11/1/2016 – 4/30/2017

Fund & Benchmark	Performance
Class I1	3.33%
Class A1,2	3.35%
Class B1,2	2.81%
Class C1,2	2.96%
Credit Suisse Leveraged Loan Index[3]	3.14%

Performance shown for the Fund's Class A, Class B and Class C Shares does not reflect sales charges, which are a maximum of 4.75%, 4.00% and 1.00%, respectively.2

Market Review: A positive period

The six-month period ended April 30, 2017 was a positive one for the senior secured loan asset class, with the Credit Suisse Leveraged Loan Index (the "Benchmark"), the Fund's benchmark, returning 3.14% for the period. The discount margin for senior loans, using a three-year average life assumption, tightened 0.53% during the period to +440 basis points. Principal appreciation was a contributor, as the price of the Benchmark increased 2.44 points to finish the period at 97.56.

Markets have reacted favorably to the results of the U.S. Presidential election in November 2016, as investors are anticipating that new policies will promote corporate profits and stimulate the economy. This positive sentiment, along with the U.S. Federal Reserve's (the "Fed") decision to increase the federal funds rate in March 2017 and the expectation of further hawkish Fed policy, has ushered investors to the secured loan asset class.

Collateralized loan obligation creation has exceeded expectations with more than $44 billion in net issuance during the period. Additionally, prime funds have experienced inflows of $29.6 billion, indicating that retail investors also view the asset class favorably.

Issuers have reacted to the market strength and heightened investor interest with record issuance. According to JPMorgan, there has been $448.6 billion of new issuance, with a vast majority (78%) dedicated to refinancing/repricing of

Credit Suisse Floating Rate High Income Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

existing debt. The net issuance of only $97.6 billion has been easily absorbed by a cash heavy investor base.

Fundamentals have been strong and investor anxiety surrounding oil and gas companies has subsided, as the price of oil settled in at around $50. The par-weighted default rate, as calculated by JPMorgan, ended the period at a benign 1.39%. While we believe the default rate should continue to hover at these low levels, the retail industry, which is around 4.87% of the Credit Suisse Leveraged Loan Index, has become a focus of investor concern as a handful of names within the space have struggled to compete with online competitors, and same store sales for traditional brick and mortar companies have been weak.

From a quality point-of-view, the lower rated portion of the Benchmark outperformed for the period. The highest returns were posted by CCC/Split CCC, at 11.42%, followed by distressed (CC, C, and Default) loans, which returned 11.03%. Split BBB and BB rated loans underperformed with respective returns of 1.72% and 2.02%.

Strategic Review and Outlook: Cautiously optimistic

For the six-month period ended April 30, 2017, the Fund's I and A Class shares outperformed the Fund's benchmark. Fund returns were buoyed by positive selection within the bank loan asset class, as well as allocations to the high yield and CLO asset classes. From a sector perspective, positive selection in oil and gas and an underweight to retail stores were the greatest contributors to relative returns. From a ratings perspective, positive security selection in BB, B and CCC ratings categories contributed to relative returns. Security selection within financial services, however, detracted from relative returns.

The United States economy continues to experience relatively slow, yet stable growth — and the most recent unemployment rate continues to show slight improvement, ending the period at 4.4%. Credit markets have continued to exhibit strength on the heels of solid fundamental earnings performance and a benign default environment (outside of some specific sectors). This, coupled with a generally positive technical picture and a favorable market response to French elections results, has somewhat reduced market volatility risk. We expect current credit conditions to remain supportive for risk assets in the intermediate term, but remain cautious of exogenous shocks given the low volatility environment.

Credit Suisse Floating Rate High Income Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

The Credit Suisse Credit Investments Group Team

John G. Popp
Thomas J. Flannery
Louis I. Farano
Wing Chan

Senior secured floating rate loans ("Senior Loans") typically hold the most senior position in the issuer's capital structure. Senior Loans are subject to the risk that a court could subordinate a Senior Loan to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans.

High yield bonds are lower-quality bonds that are also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.

Additional principal risk factors for the Fund include conflict of interest risk, credit risk, foreign securities risk, interest rate risk, liquidity risk, market risk, prepayment risk and valuation risk. Before you invest, please make sure you understand the risks that apply to the Fund. As with any mutual fund, you could lose money over any period of time.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation, and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund, could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of this letter and the Fund holdings described in this document are as of April 30, 2017; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse Floating Rate High Income Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

1  Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. Voluntary waivers and/or reimbursements may be discontinued at any time.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 4.75%), was (1.57)%. Total return for the Fund's Class B shares for the reporting period, based on redemption value including maximum contingent deferred sales charge (CDSC) of 4.00%, was (1.19)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value including maximum CDSC of 1.00%, was 1.96%.

3  Credit Suisse Leveraged Loan Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar denominated institutional leveraged loan market. The index does not have transaction costs and investors cannot invest directly in the index.

Credit Suisse Floating Rate High Income Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Average Annual Returns as of April 30, 20171

	1 Year	5 Years	10 Years
Class I	8.28%	4.67%	5.44%
Class A Without Sales Charge	8.15%	4.43%	5.18%
Class A With Maximum Sales Charge	3.04%	3.43%	4.67%
Class B Without CDSC	7.17%	3.71%	4.43%
Class B With CDSC	3.17%	3.71%	4.43%
Class C Without CDSC	7.34%	3.67%	4.39%
Class C With CDSC	6.34%	3.67%	4.39%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gain distributions, if any. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance information current to the most recent month end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratios are 0.78% for Class I shares, 1.03% for Class A shares, 1.78% for Class B shares and 1.78% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements are 0.70% for Class I shares, 0.95% for Class A shares, 1.70% for Class B shares and 1.70% for Class C shares.

1  Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. Voluntary waivers and/or reimbursements may be discontinued at any time.

Credit Suisse Floating Rate High Income Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended April 30, 2017.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line.

•  Hypothetical 5% Fund Return. This helps you to compare the Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Floating Rate High Income Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Expenses and Value for a $1,000 Investment
for the six-month period ended April 30, 2017

Actual Fund Return	Class I	Class A	Class B	Class C
Beginning Account Value 11/01/16	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 04/30/17	$1,033.30	$1,033.50	$1,028.10	$1,029.60
Expenses Paid per $1,000*	$3.53	$4.79	$8.55	$8.55
Hypothetical 5% Fund Return
Beginning Account Value 11/01/16	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 04/30/17	$1,021.32	$1,020.08	$1,016.36	$1,016.36
Expenses Paid per $1,000*	$3.51	$4.76	$8.50	$8.50
	Class I	Class A	Class B	Class C
Annualized Expense Ratios*	0.70%	0.95%	1.70%	1.70%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or actual expenses reimbursements, if applicable. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's Prospectus.

Credit Suisse Floating Rate High Income Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Credit Quality Breakdown *

(% of Total Investments as of April 30, 2017)

S&P Ratings**
A	0.2%
BBB	7.1
BB	31.0
B	42.4
CCC	4.3
CC	0.0[1]
D	0.2
NR	3.2
Subtotal	88.4
Equity and Other	0.1
Short-Term Investment[2]	11.5
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

**  Credit Quality is based on ratings provided by the Standard & Poor's division of The McGraw-Hill Companies, Inc., ("S&P"). S&P is a main provider of ratings for Credit Asset Classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P.

1  This amount represents less than 0.1%.

2  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at April 30, 2017.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (81.7%)
Advertising (0.3%)
$5,447	MH Sub I LLC(1)	(B, B1)	07/08/21	4.750	$5,505,242
5,980	MH Sub I LLC(1)	(CCC+, Caa1)	07/08/22	8.500	6,039,800
					11,545,042
Aerospace & Defense (1.2%)
24,972	Avolon TLB Borrower 1 (Luxembourg) Sarl(1)	(BBB-, Ba2)	03/20/22	3.743	25,373,526
4,500	Fly Funding II Sarl(1)	(NR, NR)	02/09/23	3.244	4,511,947
8,865	Sequa Corp.(1)	(B-, B3)	11/26/21	6.672	8,970,523
					38,855,996
Air Transportation (1.0%)
6,121	American Airlines, Inc.(1)	(BB+, Ba1)	10/10/21	3.490	6,137,441
9,441	American Airlines, Inc.(1)	(BB+, Ba1)	12/14/23	3.494	9,465,114
17,308	American Airlines, Inc.(1)	(BB+, Ba1)	06/26/20	2.993	17,336,866
					32,939,421
Auto Parts & Equipment (1.0%)
18,405	American Axle & Manufacturing, Inc.(1)	(BB, Ba2)	04/06/24	3.240	18,339,783
5,544	CS Intermediate Holdco 2 LLC(1)	(BB+, Ba1)	10/26/23	3.897	5,565,727
8,419	U.S. Farathane LLC(1)	(B, B2)	12/23/21	5.147	8,519,285
					32,424,795
Automakers (0.7%)
5,609	FCA U.S. LLC(1)	(BBB-, Baa3)	12/31/18	2.990	5,635,971
7,388	TI Group Automotive Systems LLC(1),(2)	(BB-, Ba3)	06/30/22	3.750	8,116,696
8,927	TI Group Automotive Systems LLC(1)	(BB-, Ba3)	06/30/22	3.743	8,975,683
					22,728,350
Banking (0.4%)
11,716	Citco Funding LLC(1)	(B+, Ba3)	03/31/22	3.993	11,798,815
Building & Construction (1.7%)
6,117	Floor & Decor Outlets of America, Inc.(1)	(B, B2)	09/30/23	4.500	6,140,200
1,350	HD Supply, Inc.(1)	(BB, Ba3)	08/13/21	3.897	1,361,732
13,779	HD Supply, Inc.(1)	(BB, Ba3)	10/17/23	3.897	13,900,039
17,163	Installed Building Products, Inc.(1)	(BB, B1)	03/23/24	4.000	17,259,671
15,346	PGT, Inc.(1)	(BB-, B2)	02/16/22	5.759	15,576,682
2,482	Quikrete Holdings, Inc.(1)	(BB-, B1)	11/15/23	4.243	2,491,984
					56,730,308
Building Materials (2.6%)
10,076	American Builders & Contractors Supply Co., Inc.(1)	(BB+, B1)	10/31/23	3.743	10,150,940
8,053	C.H.I. Overhead Doors, Inc.(1)	(B, B3)	07/29/22	4.250	8,071,321
17,477	Headwaters, Inc.(1)	(BB-, B1)	03/24/22	4.000	17,529,723
2,917	Jeld-Wen, Inc.(1)	(BB-, B1)	07/01/22	4.147	2,952,881
6,895	LBM Borrower LLC(1)	(B+, B3)	08/20/22	6.331	6,930,095
19,471	Priso Acquisition Corp.(1)	(B, B2)	05/08/22	4.000	19,580,418
7,694	SRS Distribution, Inc.(1)	(B, B2)	08/25/22	5.250	7,806,536

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Building Materials
$2,250	SRS Distribution, Inc.(1)	(CCC+, Caa1)	02/24/23	9.750	$2,340,000
5,209	Summit Materials Cos. I LLC(1)	(BB+, Ba2)	07/17/22	3.743	5,264,074
3,662	Wilsonart LLC(1)	(B+, B2)	12/19/23	4.650	3,692,936
					84,318,924
Cable & Satellite TV (3.0%)
11,583	Altice U.S. Finance I Corp.(1)	(BB-, Ba3)	07/28/25	3.161	11,596,037
8,811	Charter Communications Operating LLC(1)	(BBB-, Ba1)	01/15/22	3.000	8,857,338
6,683	Charter Communications Operating LLC(1)	(BBB-, Ba1)	01/15/24	3.243	6,723,430
1,969	Charter Communications Operating LLC(1)	(BBB-, Ba1)	01/03/21	3.000	1,980,022
8,693	CSC Holdings LLC(1)	(BB-, Ba1)	07/15/25	3.244	8,702,946
3,980	Numericable U.S. LLC(1)	(B+, B1)	01/14/25	4.422	3,989,950
5,000	Telenet International Finance Sarl(1),(2)	(BB-, Ba3)	03/31/26	3.000	5,470,530
5,000	Telenet International Finance Sarl(1)	(BB-, Ba3)	01/31/25	3.965	5,019,925
9,932	Telenet International Finance Sarl(1)	(BB-, Ba3)	06/03/25	3.733	9,973,553
9,000	Virgin Media Investment Holdings Ltd.(1),(3)	(BB-, Ba3)	01/31/26	3.756	11,709,244
15,000	Ziggo Secured Finance B.V.(1),(2)	(BB-, Ba3)	04/15/25	3.000	16,372,550
9,000	Ziggo Secured Finance Partnership(1)	(BB-, Ba3)	04/15/25	3.494	9,011,700
					99,407,225
Chemicals (6.8%)
9,950	Allnex (Luxembourg) & Cy S.C.A.(1),(2)	(B, B1)	09/13/23	3.250	10,875,682
1,141	Allnex (Luxembourg) & Cy S.C.A.(1)	(B, B1)	09/13/23	4.306	1,144,925
859	Allnex U.S.A., Inc.(1)	(B, B1)	09/13/23	4.306	862,575
10,758	Alpha 3 B.V.(1)	(B+, B1)	01/31/24	4.147	10,833,528
15,429	Ascend Performance Materials Operations LLC(1)	(B-, B2)	08/12/22	6.647	15,602,118
3,450	ASP Chromaflo Dutch I B.V.(1)	(B, B2)	11/18/23	5.000	3,476,786
4,063	ASP Chromaflo Intermediate Holdings, Inc.(1)	(CCC, Caa2)	11/14/24	9.000	4,052,344
2,653	ASP Chromaflo Intermediate Holdings, Inc.(1)	(B, B2)	11/18/23	5.000	2,673,794
4,975	Azelis Finance S.A.(1)	(B+, B2)	12/15/22	5.397	5,028,621
1,715	Colouroz Investment 2 LLC(1)	(CCC+, Caa1)	09/06/22	8.403	1,698,068
2,655	Ferro Corp.(1)	(BB-, Ba3)	02/14/24	3.536	2,676,584
1,975	Flint Group GmbH(1),(2)	(B, B2)	09/07/21	3.750	2,167,107
13,041	Gemini HDPE LLC(1)	(BB-, Ba3)	08/07/21	4.172	13,162,842
14,102	Houghton International, Inc.(1)	(B+, B1)	12/20/19	4.397	14,230,002
3,870	Houghton International, Inc.(1)	(B-, Caa1)	12/20/20	9.750	3,928,050
4,528	Huntsman International LLC(1)	(BB, Ba2)	04/01/23	3.993	4,593,435
1,965	Ineos Finance PLC(1),(2)	(BB, Ba2)	03/31/22	3.250	2,153,700
3,491	Ineos U.S. Finance LLC(1)	(BB, Ba2)	04/01/24	3.743	3,523,352
21,795	Kronos, Inc.(1)	(B, B2)	11/01/23	5.034	21,900,647
7,580	Kronos, Inc.(1)	(CCC, Caa2)	11/01/24	9.284	7,919,678
2,033	MacDermid, Inc.(1)	(BB-, B2)	06/07/20	4.500	2,046,995
5,910	Osmose Holdings, Inc.(1)	(B, B2)	08/21/22	4.897	5,946,937
3,860	OXEA Finance & Cy S.C.A.(1),(2)	(B, B3)	01/15/20	4.500	4,157,824
8,203	OXEA Finance LLC(1)	(B, B3)	01/15/20	4.400	8,004,576
9,687	Ravago Holdings America, Inc.(1)	(BB-, B2)	06/30/23	4.250	9,753,447

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Chemicals
$2,420	Solenis International LP(1)	(B, B2)	07/31/21	4.304	$2,431,928
5,499	Solenis International LP(1)	(B-, Caa1)	07/31/22	7.804	5,494,162
2,492	Sonneborn LLC(1)	(B+, B1)	12/10/20	4.750	2,517,095
440	Sonneborn Refined Products B.V.(1)	(B+, B1)	12/10/20	4.750	444,193
17,923	Tronox Pigments (Netherlands) B.V.(1)	(BB-, B1)	03/19/20	4.647	18,046,482
8,950	U.S. Silica Co.(1)	(B+, B2)	07/23/20	4.188	8,949,734
14,384	Univar, Inc.(1)	(BB-, B2)	07/01/22	3.743	14,447,721
8,112	UTEX Industries, Inc.(1)	(CCC+, Caa1)	05/22/21	5.000	7,526,449
1,416	Vantage Specialty Chemicals, Inc.(1)	(B-, B2)	02/05/21	5.500	1,431,850
					223,703,231
Consumer/Commercial/Lease Financing (0.4%)
14,852	Infinity Acquisition LLC(1)	(B+, B1)	08/06/21	4.147	14,758,932
Department Stores (0.2%)
7,650	Dollar Tree, Inc.(1)	(BBB-, Baa3)	07/06/22	4.250	7,764,750
Diversified Capital Goods (0.9%)
5,211	Compass Group Diversified Holdings LLC(1)	(BB, Ba3)	06/04/21	3.897	5,272,501
8,709	Cortes NP Acquisition Corp.(1)	(B+, Ba3)	11/30/23	5.030	8,777,984
1,207	Douglas Dynamics Holdings, Inc.(1)	(BB-, B2)	12/31/21	4.500	1,215,420
3,795	Electrical Components International, Inc.(1)	(B, B1)	05/28/21	5.897	3,826,071
1,717	Horizon Global Corp.(1)	(B+, B1)	06/29/21	5.500	1,734,172
7,238	Husky Injection Molding Systems Ltd.(1)	(B, B2)	06/30/21	4.250	7,288,447
					28,114,595
Electronics (2.5%)
3,936	Cavium, Inc.(1)	(BB, Ba3)	08/16/22	3.238	3,948,193
853	CPI International, Inc.(1)	(CCC+, Caa2)	04/07/22	8.250	855,607
1,920	CPI International, Inc.(1)	(B+, B2)	04/07/21	4.250	1,929,306
6,668	Excelitas Technologies Corp.(1)	(CCC+, B3)	10/31/20	6.150	6,670,895
10,243	Microsemi Corp.(1)	(BB, Ba2)	01/15/23	3.241	10,303,860
2,679	Oberthur Technologies S.A.(1),(2)	(B-, B2)	12/14/23	3.750	2,924,583
4,321	Oberthur Technologies S.A.(1),(2),(4)	(B-, B2)	01/10/24	3.750	4,717,960
3,053	Oberthur Technologies S.A.(1)	(B-, B2)	01/10/24	4.897	3,067,894
4,947	Oberthur Technologies S.A.(1),(4)	(B-, B2)	01/10/24	3.750	4,972,106
10,149	ON Semiconductor Corp.(1)	(BB, Ba1)	03/31/23	3.243	10,211,300
13,304	Seattle Spinco, Inc.(1)	(BB-, B1)	04/30/24	3.738	13,360,175
882	Semiconductor Components Industries LLC(1)	(NR, NR)	01/02/18	2.898	884,012
7,670	Sensata Technologies B.V.(1)	(BBB-, Baa3)	10/14/21	3.240	7,741,555
10,826	Sophia LP(1)	(B, B2)	09/30/22	4.397	10,823,552
					82,410,998
Energy - Exploration & Production (0.4%)
4,000	Chief Exploration & Development LLC(1)	(NR, NR)	05/16/21	7.932	3,865,000
9,100	W&T Offshore, Inc.(1)	(CCC, Caa2)	05/15/20	9.000	8,250,697
					12,115,697

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Environmental (0.4%)
$10,109	GFL Environmental, Inc.(1)	(BB-, Ba2)	09/29/23	3.897	$10,178,235
2,928	PSC Industrial Holdings Corp.(1),(5)	(B+, B2)	12/05/20	5.897	2,814,156
					12,992,391
Food & Drug Retailers (0.3%)
5,130	Rite Aid Corp.(1)	(BB-, B2)	06/21/21	4.875	5,149,237
4,251	Smart & Final Stores LLC(1)	(B, B3)	11/15/22	4.582	4,169,712
					9,318,949
Food - Wholesale (1.5%)
14,769	Allflex Holdings III, Inc.(1)	(B, B2)	07/20/20	4.583	14,880,158
2,000	Charger OpCo B.V.(1),(2)	(BB, Ba2)	11/02/21	2.250	2,186,448
1,650	CSM Bakery Solutions LLC(1),(5)	(CCC-, Caa2)	07/03/21	8.900	1,419,000
10,223	JBS U.S.A. LLC(1)	(BBB-, Ba1)	10/30/22	3.483	10,283,090
20,986	U.S. Foods, Inc.(1)	(BB, B1)	06/27/23	3.743	21,202,444
					49,971,140
Forestry & Paper (0.6%)
4,975	Pregis Corp.(1)	(B, B3)	05/14/21	4.647	5,008,758
11,579	Proampac PG Borrower LLC(1)	(B, B2)	11/18/23	5.043	11,770,458
2,500	Proampac PG Borrower LLC(1)	(CCC+, Caa2)	11/18/24	9.557	2,551,575
					19,330,791
Gaming (2.2%)
2,769	Amaya Holdings B.V.(1)	(BB-, B1)	08/01/21	4.647	2,774,692
8,917	CBAC Borrower LLC(1)	(B-, B3)	07/02/20	8.250	8,961,936
25,500	Eldorado Resorts LLC(1)	(BB, Ba3)	04/17/24	5.250	25,492,095
4,000	GVC Holdings PLC(1),(2)	(NR, NR)	02/28/23	3.250	4,388,468
6,409	MGM Growth Properties Operating Partnership LP(1)	(BB+, Ba3)	04/25/23	3.243	6,431,911
7,000	The Intertain Group Ltd.(1),(3)	(BB, B1)	04/08/22	7.500	9,056,248
7,000	The Intertain Group Ltd.(1),(3),(5)	(B, Caa1)	12/16/22	10.000	9,146,811
7,387	The Intertain Group Ltd.(1)	(BB, B1)	04/08/22	7.500	7,479,085
					73,731,246
Health Facilities (2.2%)
4,774	Community Health Systems, Inc.(1)	(BB-, Ba3)	12/31/19	3.798	4,762,161
3,264	Community Health Systems, Inc.(1)	(BB-, Ba3)	01/27/21	4.048	3,247,983
15,573	HCA, Inc.(1)	(BBB-, Ba1)	06/10/20	2.493	15,628,463
3,148	HCA, Inc.(1)	(BBB-, Ba1)	02/15/24	3.243	3,181,544
5,458	HCA, Inc.(1)	(BBB-, Ba1)	03/17/23	2.993	5,484,318
16,429	Heartland Dental LLC(1)	(B-, B1)	12/21/18	5.540	16,483,523
6,876	Iasis Healthcare LLC(1)	(B, Ba3)	05/03/18	4.500	6,909,407
3,000	Iasis Healthcare LLC(1)	(B, Ba3)	02/16/21	5.250	3,015,000
13,442	Premier Dental Services, Inc.(1)	(B-, Caa1)	11/01/18	7.500	13,424,974
					72,137,373

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Health Services (2.7%)
$13,930	ABB Concise Optical Group LLC(1)	(B, B1)	06/15/23	6.128	$14,086,713
10,594	Envision Healthcare Corp.(1)	(BB-, Ba3)	12/01/23	4.150	10,722,725
3,706	ExamWorks Group, Inc.(1)	(B, B1)	07/27/23	4.250	3,744,930
14,172	Onex Carestream Finance LP(1)	(B+, B1)	06/07/19	5.147	14,094,857
4,963	Prospect Medical Holdings, Inc.(1)	(B, Ba3)	06/30/22	7.063	5,030,734
3,929	Quintiles IMS, Inc.(1)	(BBB-, Ba1)	03/07/24	3.148	3,973,126
13,631	Surgery Center Holdings, Inc.(1)	(B, B2)	11/03/20	4.750	13,733,203
19,000	Team Health Holdings, Inc.(1)	(B, B1)	02/06/24	3.750	18,866,430
2,935	Valitas Health Services, Inc.(1)	(NR, NR)	04/14/22	9.750	766,035
1,060	Valitas Health Services, Inc.(1),(6)	(NR, NR)	12/31/19	1.000	1,011,104
1,272	Valitas Health Services, Inc.(1),(6)	(NR, NR)	12/31/19	15.000	1,213,324
					87,243,181
Hotels (1.4%)
17,518	Hilton Worldwide Finance LLC(1)	(BBB-, Ba1)	10/25/23	2.991	17,682,174
16,592	La Quinta Intermediate Holdings LLC(1)	(BB, B1)	04/14/21	3.908	16,753,972
13,000	Playa Resorts Holding B.V.(1)	(BB-, B2)	04/05/24	4.170	13,046,410
					47,482,556
Insurance Brokerage (3.4%)
14,000	Acrisure LLC(1)	(B, B2)	11/22/23	5.897	14,075,740
28,598	Alliant Holdings I, Inc.(1)	(B, B2)	08/12/22	4.417	28,718,691
1,000	AmWINS Group, Inc.(1)	(B-, Caa1)	01/25/25	7.750	1,022,500
15,745	AmWINS Group, Inc.(1)	(B+, B1)	01/25/24	3.750	15,759,066
16,566	Hub International Ltd.(1)	(B+, B1)	10/02/20	4.035	16,677,080
3,480	Hyperion Insurance Group Ltd.(1)	(B, B1)	04/29/22	5.500	3,497,448
18,368	NFP Corp.(1)	(B+, B1)	01/08/24	4.647	18,522,783
12,579	USI, Inc.(1)	(B, B2)	03/30/24	4.000	12,543,432
					110,816,740
Investments & Misc. Financial Services (2.4%)
15,226	Altisource Solutions Sarl(1)	(BB-, B3)	12/09/20	4.500	13,560,533
1,401	Hamilton Lane Advisors LLC(1)	(BB+, Ba3)	07/09/22	4.540	1,407,785
1,806	Liquidnet Holdings, Inc.(1)	(B, B2)	05/22/19	7.750	1,801,582
6,750	Mergermarket U.S.A., Inc.(1)	(CCC+, Caa2)	02/04/22	7.602	6,783,750
3,000	Ocwen Financial Corp.(1)	(B+, B2)	12/05/20	6.000	2,946,750
22,419	USI, Inc.(1)	(B, B1)	12/27/19	4.250	22,334,579
11,795	VFH Parent LLC(1)	(B, Ba3)	10/21/22	4.734	11,876,189
19,714	Walter Investment Management Corp.(1)	(CCC, B3)	12/18/20	4.750	17,867,041
					78,578,209
Machinery (0.4%)
4,218	Blount International, Inc.(1)	(B+, B1)	04/12/23	6.000	4,282,725
1,500	CPM Holdings, Inc.(1),(5)	(B, Caa1)	04/10/23	10.250	1,503,750
4,790	CPM Holdings, Inc.(1)	(B+, B1)	04/11/22	5.250	4,870,232
3,762	Manitowoc Foodservice, Inc.(1)	(B+, B1)	03/03/23	4.000	3,804,646
					14,461,353

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Managed Care (0.5%)
$5,857	GENEX Holdings, Inc.(1)	(B, B2)	05/30/21	5.250	$5,900,647
5,385	Sedgwick Claims Management Services, Inc.(1)	(B+, B1)	03/01/21	3.750	5,394,336
4,101	Sedgwick Claims Management Services, Inc.(1)	(B+, B1)	03/01/21	4.397	4,111,131
					15,406,114
Media Content (1.8%)
5,000	All3Media International(1),(3)	(B+, B2)	06/30/21	5.250	6,501,998
1,750	DLG Acquisitions Ltd.(1),(2)	(CCC+, Caa2)	06/30/22	8.250	1,900,908
16,492	EMI Music Publishing Ltd.(1)	(BB-, Ba3)	08/22/22	3.736	16,540,825
2,713	Inter Media Communication Srl(1),(2)	(B, NR)	05/28/19	5.500	2,954,368
693	Marshall Broadcasting Group, Inc.(1)	(BB+, Ba3)	01/17/22	2.500	694,976
2,430	Mission Broadcasting, Inc.(1)	(BB+, Ba3)	01/17/24	3.994	2,454,605
3,972	Nexstar Broadcasting, Inc.(1)	(BB+, Ba3)	01/17/22	3.273	3,981,551
25,061	Nexstar Broadcasting, Inc.(1)	(BB+, Ba3)	01/17/24	3.994	25,318,406
335	WXXA-TV LLC(1)	(BB+, Ba3)	01/17/22	3.276	335,973
					60,683,610
Medical Products (1.8%)
4,500	Convatec, Inc.(1)	(BB, Ba3)	10/31/21	3.243	4,542,210
20,750	Grifols Worldwide Operations U.S.A., Inc.(1)	(BB, Ba2)	01/31/25	3.195	20,822,833
13,910	Sterigenics-Nordion Holdings LLC(1)	(B, B1)	05/15/22	4.150	13,896,994
16,236	VWR Funding, Inc.(1)	(BB, Ba3)	09/28/20	2.743	16,279,196
2,000	Zest Holdings LLC(1)	(B, B3)	08/16/23	5.400	2,012,500
					57,553,733
Metals & Mining - Excluding Steel (1.2%)
1,437	CeramTec Acquisition Corp.(1)	(B, Ba3)	08/30/20	3.804	1,452,445
12,712	Constellation Brands, Inc.(1)	(NR, NR)	03/10/21	2.483	12,696,135
16,073	Faenza Acquisition GmbH(1)	(B, Ba3)	08/30/20	3.804	16,246,805
4,242	FMG Resources (August 2006) Pty. Ltd.(1)	(BBB-, Baa3)	06/30/19	3.750	4,275,279
1,775	Global Brass & Copper, Inc.(1)	(BB-, B2)	07/18/23	5.250	1,799,253
2,087	H.C. Starck GmbH(1),(2)	(NR, Caa1)	05/30/20	8.000	2,194,936
8,431	Noranda Aluminum Acquisition Corp.(1),(7)	(NR, NR)	02/28/19	7.250	358,327
					39,023,180
Oil Field Equipment & Services (0.5%)
9,872	Drillships Financing Holding, Inc.(1),(7)	(D, Ca)	03/31/21	8.000	7,465,793
13,880	Pacific Drilling S.A.(1)	(NR, Caa3)	06/03/18	4.625	6,523,812
5,888	Seadrill Partners Finco LLC(1)	(CCC+, Caa2)	02/21/21	4.147	4,007,092
					17,996,697
Oil Refining & Marketing (0.9%)
16,989	Philadelphia Energy Solutions LLC(1)	(B+, B3)	04/04/18	6.250	15,842,545
6,893	Western Refining, Inc.(1)	(B+, B1)	11/12/20	5.250	6,914,671
7,054	Western Refining, Inc.(1)	(B+, B1)	06/23/23	5.500	7,075,793
					29,833,009
See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Packaging (1.8%)
$11,068	Berry Plastics Group, Inc.(1)	(BB, Ba3)	02/08/20	3.239	$11,147,246
12,069	Berry Plastics Group, Inc.(1)	(BB, Ba3)	01/06/21	3.239	12,153,583
11,791	Flex Acquisition Company, Inc.(1)	(B, B1)	12/29/23	4.398	11,860,578
6,875	Reynolds Group Holdings, Inc.(1)	(B+, B2)	02/05/23	3.993	6,917,325
17,254	SIG Combibloc U.S. Acquisition, Inc.(1)	(B+, B1)	03/13/22	4.000	17,395,041
					59,473,773
Personal & Household Products (2.4%)
5,000	Brickman Group Ltd. LLC(1)	(CCC+, Caa1)	12/17/21	7.503	5,040,650
1,919	Comfort Holding LLC(1)	(CCC+, Caa1)	01/17/25	11.026	1,856,250
14,813	Coty, Inc.(1)	(BBB-, Ba1)	10/28/21	2.483	14,766,285
2,100	Galleria Co.(1)	(BBB-, Ba1)	09/29/23	4.000	2,121,000
10,000	Keter Group B.V.(1),(2)	(B, B2)	10/31/23	5.250	10,927,883
3,745	Prestige Brands, Inc.(1)	(BB-, B1)	01/26/24	3.743	3,783,866
14,963	Serta Simmons Bedding LLC(1)	(B, B1)	11/08/23	4.538	15,031,477
6,333	Serta Simmons Bedding LLC(1)	(CCC+, B3)	11/08/24	9.038	6,437,834
1,843	TricorBraun Holdings, Inc.(1),(4)	(B, B2)	11/30/23	3.750	1,864,775
18,383	TricorBraun Holdings, Inc.(1)	(B, B2)	11/30/23	4.897	18,601,129
					80,431,149
Pharmaceuticals (2.7%)
10,872	Albany Molecular Research, Inc.(1)	(B, B1)	07/16/21	5.906	10,953,758
3,482	Alkermes, Inc.(1)	(BB, Ba3)	09/25/21	3.740	3,512,236
5,273	Alvogen Pharma U.S., Inc.(1)	(B, B3)	04/02/22	6.000	5,257,017
7,332	AMAG Pharmaceuticals, Inc.(1)	(BB, Ba2)	08/13/21	4.780	7,350,780
6,553	Amneal Pharmaceuticals LLC(1)	(BB-, B1)	11/01/19	4.653	6,623,466
4,807	Capsugel Holdings U.S., Inc.(1)	(B+, B1)	07/31/21	4.000	4,818,409
16,964	Endo Luxembourg Finance Co. I Sarl(1)	(BB, Ba2)	04/05/24	5.239	17,121,205
9,990	RPI Finance Trust(1)	(BBB-, Baa2)	03/27/23	3.153	10,036,828
24,000	Valeant Pharmaceuticals International, Inc.(1)	(BB-, Ba3)	04/01/22	5.740	24,173,268
					89,846,967
Real Estate Development & Management (0.1%)
4,667	Capital Automotive LP(1)	(CCC+, B3)	03/24/25	7.000	4,780,417
Real Estate Investment Trusts (1.3%)
22,783	DTZ U.S. Borrower LLC(1)	(B+, B1)	11/04/21	4.343	22,914,382
11,510	Istar, Inc.(1)	(B+, Ba3)	07/01/20	4.750	11,653,850
6,983	Quality Care Properties, Inc.(1)	(BB, B2)	10/31/22	6.250	7,126,549
					41,694,781
Recreation & Travel (1.2%)
9,951	ClubCorp Club Operations, Inc.(1)	(BB-, Ba3)	12/15/22	4.000	10,022,092
16,484	Intrawest Operations Group LLC(1)	(B+, B2)	12/09/20	4.500	16,600,313
6,000	Legendary Pictures Funding LLC(1),(5)	(B, NR)	04/22/20	7.147	6,007,500
4,250	Parkdean Resorts Holdco Ltd.(1),(3)	(B+, B1)	02/17/24	4.504	5,578,934
					38,208,839

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Restaurants (1.6%)
$35,190	1011778 B.C. Unlimited Liability Co.(1)	(B+, Ba3)	02/16/24	3.309	$35,251,559
5,475	Landry's, Inc.(1)	(B+, Ba3)	10/04/23	3.733	5,487,461
11,833	Yum! Brands, Inc.(1)	(BBB-, Ba1)	06/16/23	2.994	11,917,700
					52,656,720
Software - Services (9.3%)
10,823	Applied Systems, Inc.(1)	(B+, B1)	01/25/21	4.397	10,920,292
10,341	Aricent Technologies(1)	(B-, B2)	04/14/21	5.500	10,370,198
4,530	Aricent Technologies(1)	(CCC, Caa2)	04/14/22	9.500	4,559,445
9,162	CCC Information Services, Inc.(1)	(B, B2)	03/29/24	4.041	9,138,693
1,200	CCC Information Services, Inc.(1)	(CCC, Caa2)	03/29/25	7.791	1,226,100
9,187	Duff & Phelps Corp.(1)	(B, B2)	04/23/20	4.897	9,260,231
3,075	Duff & Phelps Corp.(1)	(CCC+, Caa1)	04/23/21	9.647	3,094,219
6,146	EagleView Technology Corp.(1)	(B+, B2)	07/22/22	5.410	6,172,000
13,339	Epicor Software Corp.(1)	(B-, B2)	06/01/22	4.750	13,347,030
9,979	Evertec Group LLC(1)	(BB-, B1)	04/17/20	3.492	9,988,656
1,008	Evertec Group LLC(1)	(BB-, NR)	01/17/20	3.486	1,004,837
3,973	Eze Castle Software, Inc.(1)	(B, B1)	04/06/20	4.147	4,002,754
2,976	First Data Corp.(1)	(BB, Ba3)	07/10/22	3.988	2,996,695
2,256	Flexera Software LLC(1)	(B, B1)	04/02/20	4.540	2,271,043
3,000	Flexera Software LLC(1)	(B-, Caa1)	04/02/21	8.040	3,000,000
4,750	Global Healthcare Exchange LLC(1)	(B, B1)	08/15/22	5.250	4,824,851
8,097	Global Payments, Inc.(1)	(BBB-, Ba2)	10/29/21	3.196	8,127,566
1,819	Global Payments, Inc.(1)	(BBB-, Ba2)	04/22/23	3.493	1,830,616
12,000	Go Daddy Operating Company LLC(1)	(BB-, Ba3)	02/15/24	3.493	12,060,780
10,000	Go Daddy Operating Company LLC(1),(2),(5)	(NR, NR)	04/03/18	3.750	10,835,050
20,094	Greeneden U.S. Holdings II LLC(1)	(B-, B2)	12/01/23	5.158	20,292,267
4,988	Greeneden U.S. Holdings II LLC(1),(2)	(B-, B2)	12/01/23	5.000	5,502,448
10,000	Infor (U.S.), Inc.(1),(2)	(B, B1)	02/01/22	3.750	10,976,614
16,765	Infor (U.S.), Inc.(1)	(B, B1)	02/01/22	3.897	16,756,251
14,919	MA FinanceCo. LLC(1)	(BB-, B1)	11/20/21	3.672	14,770,386
1,970	MA FinanceCo. LLC(1)	(BB-, B1)	04/18/24	2.750	1,978,334
3,250	Magic Newco LLC(1)	(CCC+, Caa1)	06/12/19	12.000	3,373,906
5,000	Misys Europe S.A.(1),(2)	(B, NR)	04/30/24	4.250	5,417,525
14,820	Misys Europe S.A.(1)	(B, B2)	04/27/24	4.500	14,745,900
2,078	Misys Europe S.A.(1)	(CCC+, Caa2)	04/27/25	9.000	2,057,143
4,366	MRI Software LLC(1),(5)	(B+, B2)	06/23/21	5.397	4,343,673
10,586	Pinnacle Holdco Sarl(1),(5)	(B-, B3)	07/30/19	4.750	8,697,894
8,769	Project Alpha Intermediate Holding, Inc.(1)	(B, B3)	04/18/24	4.670	8,741,673
8,122	Solera LLC(1)	(B, Ba3)	03/03/23	4.250	8,188,214
9,304	SS&C Technologies, Inc.(1)	(BB+, Ba2)	07/08/22	3.243	9,382,122
773	SS&C Technologies, Inc.(1)	(BB+, Ba2)	07/08/22	3.243	779,142
12,387	Sungard Availability Services Capital, Inc.(1)	(B, B1)	03/31/19	6.000	12,263,128
4,835	Symantec Corp.(1)	(BB+, Baa3)	08/01/21	2.740	4,809,628
6,090	Syniverse Holdings, Inc.(1)	(B, B3)	04/23/19	4.172	5,600,637
5,162	Syniverse Holdings, Inc.(1)	(B, B3)	04/23/19	4.147	4,764,759

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Software - Services
$3,427	Wall Street Systems Delaware, Inc.(1)	(NR, B2)	08/26/23	4.540	$3,447,975
4,200	Wall Street Systems Delaware, Inc.(1),(2)	(B, B2)	08/26/23	4.250	4,611,941
3,556	WEX, Inc.(1)	(BB-, Ba3)	07/01/23	4.493	3,600,416
					304,133,032
Specialty Retail (0.2%)
11,625	Payless, Inc.(1),(7)	(CCC, NR)	03/11/21	7.000	5,940,507
Steel Producers/Products (0.4%)
12,567	Zekelman Industries, Inc.(1)	(BB-, B2)	06/14/21	4.906	12,731,701
Support - Services (5.0%)
20,025	BakerCorp International, Inc.(1)	(B-, B2)	02/07/20	4.250	19,374,245
21,259	Brand Energy & Infrastructure Services, Inc.(1)	(B, B2)	11/26/20	4.917	21,356,102
31,704	Change Healthcare Holdings, Inc.(1)	(B+, Ba3)	03/01/24	3.750	31,839,127
5,237	DigitalGlobe, Inc.(1)	(BB+, Ba3)	01/15/24	3.743	5,265,233
1,995	ESH Hospitality, Inc.(1)	(BB+, B1)	08/30/23	3.493	2,007,738
2,946	GCA Services Group, Inc.(1)	(B, B2)	03/01/23	5.913	2,967,536
8,357	Neff Rental LLC(1)	(B-, B3)	06/09/21	7.543	8,380,048
707	ON Assignment, Inc.(1)	(BB, Ba2)	06/03/22	3.243	712,947
3,000	Pike Corp.(1)	(B, B1)	03/01/24	4.750	3,037,500
6,452	Sabre GLBL, Inc.(1)	(BB-, Ba2)	02/22/24	3.743	6,526,223
14,706	Safway Group Holding LLC(1)	(B+, B3)	08/19/23	5.750	14,870,989
6,983	SAI Global Ltd.(1)	(B+, Ba3)	11/18/23	5.663	7,104,694
1,286	SGS Cayman LP(1)	(BB-, Caa1)	04/23/21	6.147	1,240,883
1,959	Sprint Industrial Holdings LLC(1),(5)	(CCC+, Caa1)	05/14/19	7.000	1,613,963
2,326	Sprint Industrial Holdings LLC(1),(5)	(CC, Caa3)	11/14/19	13.500	639,576
5,524	Sutherland Global Services, Inc.(1)	(BB-, Caa1)	04/23/21	6.147	5,330,770
6,000	The Geo Group, Inc.(1)	(BB+, Ba3)	03/22/24	3.200	6,015,000
4,116	TKC Holdings, Inc.(1)	(B, B1)	02/01/23	4.750	4,163,954
10,364	Xerox Business Services LLC(1)	(BB+, Ba2)	11/18/21	3.243	10,312,289
10,000	Xerox Business Services LLC(1),(2),(5)	(BB+, Ba2)	11/18/21	2.250	10,889,498
					163,648,315
Tech Hardware & Equipment (2.0%)
3,157	Avaya, Inc.(1)	(BB-, Baa3)	01/24/18	8.500	3,248,515
11,869	CommScope, Inc.(1)	(BB+, Baa3)	12/29/22	3.493	11,978,595
8,044	Dell, Inc.(1)	(BBB-, Baa3)	12/31/18	3.000	8,061,982
11,823	Omnitracs, Inc.(1)	(B+, B1)	11/25/20	4.900	11,946,664
4,750	Omnitracs, Inc.(1)	(CCC+, Caa1)	05/25/21	8.900	4,781,184
14,076	Riverbed Technology, Inc.(1)	(B+, B1)	04/24/22	4.250	14,069,177
10,943	Western Digital Corp.(1)	(BBB-, Ba1)	04/29/23	3.743	11,058,840
					65,144,957

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
BANK LOANS (continued)
Telecom - Wireless (1.1%)
$10,870	SBA Senior Finance II LLC(1)	(BB, B1)	06/10/22	3.250	$10,919,137
24,125	Sprint Communications, Inc.(1)	(BB-, Ba2)	02/02/24	3.500	24,181,573
					35,100,710
Telecom - Wireline Integrated & Services (2.5%)
3,924	Ciena Corp.(1)	(BB+, Ba2)	01/28/22	3.493	3,968,104
2,992	Consolidated Communications, Inc.(1)	(BB-, Ba3)	10/04/23	4.000	3,015,987
8,000	Equinix, Inc.(1),(2)	(BBB-, Ba2)	01/05/24	3.250	8,798,714
4,950	Equinix, Inc.(1),(3)	(BBB-, Ba2)	01/06/23	3.750	6,470,760
5,000	Gas Natural Fenosa Telecomunicaciones S.A.(1),(2)	(NR, B2)	06/30/23	3.500	5,467,453
18,500	Level 3 Financing, Inc.(1)	(BBB-, Ba1)	02/22/24	3.241	18,579,272
16,040	LTS Buyer LLC(1)	(B, B1)	04/13/20	4.397	16,131,342
2,149	NeuStar, Inc.(1)	(BB, Ba2)	01/22/19	3.993	2,147,947
17,318	Zayo Group LLC(1)	(BB, Ba2)	01/19/24	3.500	17,453,927
					82,033,506
Theaters & Entertainment (1.8%)
10,400	Lions Gate Entertainment Corp.(1)	(BB-, Ba2)	12/08/23	3.982	10,474,776
11,914	Live Nation Entertainment, Inc.(1)	(BB, Ba2)	10/31/23	3.500	12,039,072
313	NEG Holdings LLC(1),(5),(6)	(NR, NR)	10/17/22	9.147	231,876
3,000	Technicolor S.A.(1),(2)	(BB-, Ba3)	12/31/23	3.000	3,280,113
2,500	Technicolor S.A.(1)	(BB-, Ba3)	12/31/23	3.727	2,510,000
6,500	Technicolor S.A.(1),(2)	(BB-, Ba3)	11/18/23	3.500	7,140,107
18,627	William Morris Endeavor Entertainment LLC(1)	(B+, B1)	05/06/21	4.250	18,778,182
3,800	William Morris Endeavor Entertainment LLC(1)	(B-, Caa1)	05/06/22	8.250	3,840,375
					58,294,501
Transport Infrastructure/Services (0.8%)
5,000	MSX International, Inc.(1),(2)	(NR, NR)	12/12/23	5.500	5,399,367
12,000	Navios Maritime Partners LP(1)	(B, B3)	09/04/20	6.130	11,935,020
3,991	OSG International, Inc.(1)	(BB-, B3)	08/05/19	5.790	3,992,684
4,684	PODS LLC(1),(5)	(B+, B2)	02/02/22	4.250	4,731,565
					26,058,636
Trucking & Delivery (0.2%)
6,722	XPO Logistics, Inc.(1)	(BB, Ba1)	11/01/21	3.405	6,773,109
TOTAL BANK LOANS (Cost $2,686,370,122)					2,683,128,971
CORPORATE BONDS (9.1%)
Advertising (0.1%)
4,000	WMG Acquisition Corp., Rule 144A, Senior Secured Notes (Callable 11/01/19 @ 103.66)(8)	(B, Ba3)	11/01/24	4.875	4,070,000

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Aerospace & Defense (0.2%)
$4,650	Constellis Finance Corp., Rule 144A, Secured Notes (Callable 05/15/17 @ 107.31)(8)	(NR, B3)	05/15/20	9.750	$5,002,935
Auto Parts & Equipment (0.1%)
4,250	Cooper-Standard Automotive, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/15/21 @ 102.81)(8)	(B, B2)	11/15/26	5.625	4,319,063
Brokerage (0.2%)
1,800	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 05/30/17 @ 105.16)(8)	(B, B1)	04/15/22	6.875	1,786,500
5,000	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/17 @ 105.63)(8)	(B, B1)	04/15/21	7.500	5,181,250
					6,967,750
Building & Construction (0.2%)
2,000	AV Homes, Inc., Global Company Guaranteed Notes (Callable 05/30/17 @ 106.38)	(B, Caa1)	07/01/19	8.500	2,090,000
1,496	U.S. Concrete, Inc., Global Company Guaranteed Notes (Callable 06/01/19 @ 104.78)	(BB-, B2)	06/01/24	6.375	1,570,800
3,000	URS Fox U.S. LP, Global Company Guaranteed Notes (Callable 01/01/22 @ 100.00)	(BB-, NR)	04/01/22	5.000	3,060,000
					6,720,800
Building Materials (0.7%)
2,000	American Builders & Contractors Supply Co., Inc., Rule 144A, Senior Unsecured Notes (Callable 12/15/18 @ 104.31)(8)	(B+, B3)	12/15/23	5.750	2,135,000
15,500	Euramax International, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/18 @ 109.00)(8)	(B-, Caa2)	08/15/20	12.000	17,050,000
3,000	PriSo Acquisition Corp., Rule 144A, Senior Unsecured Notes (Callable 05/15/18 @ 104.50)(8)	(CCC+, Caa1)	05/15/23	9.000	3,075,000
					22,260,000

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Cable & Satellite TV (1.1%)
$755	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 02/15/18 @ 104.97)(8)	(BB-, B1)	02/15/23	6.625	$801,244
4,000	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 05/15/21 @ 103.75)(8)	(BB-, B1)	05/15/26	7.500	4,330,000
800	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 05/30/17 @ 104.88)(8)	(BB-, B1)	01/15/22	6.500	841,000
3,500	Altice U.S. Finance I Corp., Rule 144A, Senior Secured Notes (Callable 05/15/21 @ 102.75)(8)	(BB-, Ba3)	05/15/26	5.500	3,626,875
3,900	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/15/20 @ 103.44)(8)	(BB-, Ba3)	02/15/25	6.875	4,212,000
750	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 04/15/22 @ 102.75)(8)	(BB-, Ba1)	04/15/27	5.500	777,187
1,000	CSC Holdings LLC, Rule 144A, Company Guaranteed Notes (Callable 10/15/20 @ 103.31)(8)	(BB-, Ba1)	10/15/25	6.625	1,096,250
1,200	CSC Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/20 @ 105.44)(8)	(B-, B2)	10/15/25	10.875	1,444,500
5,000	SFR Group S.A., Rule 144A, Senior Secured Notes (Callable 05/01/21 @ 103.69)(8)	(B+, B1)	05/01/26	7.375	5,275,000
9,000	SFR Group S.A., Rule 144A, Senior Secured Notes (Callable 05/29/17 @ 104.50)(8)	(B+, B1)	05/15/22	6.000	9,416,250
2,730	Ziggo Secured Finance B.V., Rule 144A, Senior Secured Notes (Callable 01/15/22 @ 102.75)(8)	(BB-, Ba3)	01/15/27	5.500	2,805,157
					34,625,463
Chemicals (0.2%)
1,575	Alpha U.S. Bidco, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/20 @ 103.13)(8)	(CCC+, Caa1)	02/01/25	6.250	1,606,500
2,000	Nufarm Australia Ltd., Rule 144A, Company Guaranteed Notes (Callable 05/29/17 @ 103.19)(8)	(B+, B1)	10/15/19	6.375	2,060,000
3,839	Westlake Chemical Corp., Global Company Guaranteed Notes (Callable 05/15/18 @ 102.44)	(BBB, Baa3)	05/15/23	4.875	4,018,431
					7,684,931

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Consumer/Commercial/Lease Financing (0.2%)
$6,645	Infinity Acquisition Finance Corp., Rule 144A, Senior Unsecured Notes (Callable 08/01/17 @ 103.63)(8)	(CCC+, Caa2)	08/01/22	7.250	$6,279,525
Diversified Capital Goods (0.1%)
2,300	Anixter, Inc., Global Company Guaranteed Notes	(BB, Ba3)	05/01/19	5.625	2,412,125
Energy - Exploration & Production (0.2%)
1,500	Clayton Williams Energy, Inc., Global Company Guaranteed Notes (Callable 05/24/17 @ 100.00)	(NR, Ca)	04/01/19	7.750	1,506,300
3,800	Oasis Petroleum, Inc., Company Guaranteed Notes (Callable 05/30/17 @ 103.25)	(B+, B3)	11/01/21	6.500	3,857,000
					5,363,300
Food - Wholesale (0.0%)
750	Lamb Weston Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/21 @ 102.31)(8)	(BB, Ba3)	11/01/24	4.625	776,250
750	Lamb Weston Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/21 @ 102.44)(8)	(BB, Ba3)	11/01/26	4.875	775,313
					1,551,563
Gaming (0.1%)
3,750	Sugarhouse HSP Gaming Finance Corp., Rule 144A, Senior Secured Notes (Callable 05/30/17 @ 103.19)(8)	(CCC+, B3)	06/01/21	6.375	3,824,344
Gas Distribution (0.1%)
2,250	Energy Transfer Equity LP, Senior Secured Notes	(BB-, Ba2)	10/15/20	7.500	2,546,719
750	Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 05/30/17 @ 102.88)	(B+, B1)	02/15/21	5.750	762,187
					3,308,906
Health Facilities (0.4%)
481	MPT Finance Corp., Company Guaranteed Notes (Callable 05/30/17 @ 103.19)	(BBB-, Ba1)	02/15/22	6.375	497,835
11,000	Tenet Healthcare Corp., Global Senior Secured Notes (Callable 05/30/17 @ 102.00)(1)	(BB-, Ba3)	06/15/20	4.631	11,110,000
					11,607,835

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Investments & Misc. Financial Services (0.2%)
$2,000	Cabot Financial Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 05/29/17 @ 106.28)(3),(8)	(B+, B2)	08/01/20	8.375	$2,747,014
1,500	LPL Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/20 @ 104.31)(8)	(B+, B2)	09/15/25	5.750	1,526,250
2,000	Starwood Property Trust, Inc., Rule 144A, Senior Unsecured Notes (Callable 09/15/21 @ 100.00)(8)	(BB-, Ba3)	12/15/21	5.000	2,090,000
					6,363,264
Media - Diversified (0.1%)
4,609	National CineMedia LLC, Global Senior Secured Notes (Callable 05/30/17 @ 103.00)	(BB-, Ba2)	04/15/22	6.000	4,758,792
Media Content (0.1%)
3,500	EMI Music Publishing Group North America Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/19 @ 105.72)(8)	(B, B3)	06/15/24	7.625	3,885,000
Metals & Mining - Excluding Steel (0.4%)
5,000	Kaiser Aluminum Corp., Global Company Guaranteed Notes (Callable 05/15/19 @ 104.41)	(BB+, Ba3)	05/15/24	5.875	5,287,500
2,100	Noranda Aluminum Acquisition Corp., Global Company Guaranteed Notes (Callable 05/30/17 @ 102.75)(7)	(NR, NR)	06/01/19	11.000	126
8,303	Taseko Mines Ltd., Company Guaranteed Notes (Callable 05/30/17 @ 100.00)	(B-, Caa1)	04/15/19	7.750	8,168,076
					13,455,702
Oil Field Equipment & Services (0.8%)
5,600	FTS International, Inc., Global Senior Secured Notes (Callable 05/30/17 @ 104.69)(9)	(CCC, Ca)	05/01/22	6.250	4,872,000
4,518	Pacific Drilling V Ltd., Rule 144A, Senior Secured Notes (Callable 05/29/17 @ 100.00)(8)	(NR, Ca)	12/01/17	7.250	2,326,770
5,250	Pioneer Energy Services Corp., Global Company Guaranteed Notes (Callable 05/30/17 @ 104.59)	(B-, Ca)	03/15/22	6.125	4,790,625
10,229	Shelf Drilling Holdings Ltd., Rule 144A, Secured Notes (Callable 05/29/17 @ 104.31)(8)	(B-, B2)	11/02/20	9.500	10,228,690

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Oil Field Equipment & Services
$2,650	Shelf Drilling Holdings Ltd., Rule 144A, Secured Notes (Callable 05/30/17 @ 102.16)(8)	(B-, B2)	11/01/18	8.625	$2,583,750
					24,801,835
Oil Refining & Marketing (0.4%)
7,522	Coffeyville Finance, Inc., Global Company Guaranteed Notes (Callable 11/01/17 @ 103.25)	(BB-, B1)	11/01/22	6.500	7,672,440
5,634	PBF Finance Corp., Global Senior Secured Notes (Callable 05/30/17 @ 102.06)(9)	(BBB-, B1)	02/15/20	8.250	5,774,850
					13,447,290
Packaging (0.2%)
3,500	Ardagh Holdings U.S.A., Inc., Rule 144A, Senior Secured Notes (Callable 05/15/19 @ 102.31)(8)	(BB-, Ba3)	05/15/23	4.625	3,587,500
1,450	Flex Acquisition Co., Inc., Rule 144A, Senior Unsecured Notes (Callable 01/15/20 @ 103.44)(8)	(B-, Caa1)	01/15/25	6.875	1,496,219
2,200	Owens-Brockway Glass Container, Inc., Rule 144A, Company Guaranteed Notes(8),(9)	(BB-, B1)	08/15/23	5.875	2,358,125
					7,441,844
Pharmaceuticals (0.2%)
1,000	Valeant Pharmaceuticals International, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/15/20 @ 103.06)(8),(9)	(B-, Caa1)	04/15/25	6.125	742,000
650	Valeant Pharmaceuticals International, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/18 @ 102.94)(8)	(B-, Caa1)	05/15/23	5.875	483,437
5,000	Valeant Pharmaceuticals International, Inc., Rule 144A, Senior Secured Notes (Callable 03/15/19 @ 103.25)(8)	(BB-, Ba3)	03/15/22	6.500	5,131,250
					6,356,687
Real Estate Investment Trusts (0.4%)
5,793	iStar, Inc., Senior Unsecured Notes (Callable 05/30/17 @ 101.22)	(B+, B2)	07/01/18	4.875	5,879,895
5,900	iStar, Inc., Senior Unsecured Notes (Callable 05/30/17 @ 102.50)	(B+, B2)	07/01/19	5.000	5,981,125
1,000	iStar, Inc., Senior Unsecured Notes (Callable 07/01/18 @ 103.25)	(B+, B2)	07/01/21	6.500	1,045,000
					12,906,020

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Recreation & Travel (0.5%)
$4,000	ClubCorp Club Operations, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/18 @ 106.19)(8)	(B-, B3)	12/15/23	8.250	$4,380,000
4,000	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 04/15/22 @ 102.75)(8),(9)	(BB-, B2)	04/15/27	5.500	4,087,500
9,228	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 07/31/19 @ 103.66)(8)	(BB-, B2)	07/31/24	4.875	9,331,815
					17,799,315
Restaurants (0.2%)
3,273	Financiere Quick SAS, Rule 144A, Senior Secured Notes (Callable 05/10/17 @ 100.00)(1),(2),(8)	(B-, B3)	04/15/19	4.418	3,568,290
842	Financiere Quick SAS, Rule 144A, Unsecured Notes (Callable 05/10/17 @ 101.00)(1),(2),(8)	(CCC, Caa2)	10/15/19	7.168	924,197
2,000	New Red Finance, Inc., Rule 144A, Secured Notes (Callable 10/01/17 @ 103.00)(8)	(B-, B3)	04/01/22	6.000	2,090,000
375	Punch Taverns Finance PLC, Reg S, Secured Notes(3),(10)	(B, Baa3)	10/15/26	7.274	631,846
					7,214,333
Software - Services (0.2%)
5,500	First Data Corp., Rule 144A, Secured Notes (Callable 01/15/19 @ 102.88)(8)	(B, B3)	01/15/24	5.750	5,726,875
1,000	Xerox Business Services LLC, Rule 144A, Company Guaranteed Notes (Callable 12/15/20 @ 105.25)(8)	(B+, B2)	12/15/24	10.500	1,162,500
					6,889,375
Specialty Retail (0.3%)
1,000	Penske Automotive Group, Inc., Company Guaranteed Notes (Callable 12/01/19 @ 102.69)	(B+, B1)	12/01/24	5.375	1,012,500
7,000	Penske Automotive Group, Inc., Global Company Guaranteed Notes (Callable 10/01/17 @ 102.88)	(B+, B1)	10/01/22	5.750	7,280,000
					8,292,500
Support - Services (0.4%)
6,406	AMN Healthcare, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/01/19 @ 103.84)(8)	(B+, Ba3)	10/01/24	5.125	6,486,075

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
CORPORATE BONDS (continued)
Support - Services
$5,200	Avison Young Canada, Inc., Rule 144A, Senior Secured Notes (Callable 12/15/19 @ 104.75)(8)	(B+, B3)	12/15/21	9.500	$5,167,500
2,500	ESH Hospitality, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/01/20 @ 102.63)(8)	(BB-, B2)	05/01/25	5.250	2,537,500
					14,191,075
Tech Hardware & Equipment (0.2%)
3,500	CommScope, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/15/17 @ 102.50)(8)	(BB-, Ba3)	06/15/21	5.000	3,609,375
3,000	Riverbed Technology, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/18 @ 104.44)(8)	(CCC+, Caa1)	03/01/23	8.875	3,105,000
					6,714,375
Telecom - Wireless (0.4%)
10,000	Sprint Spectrum Co. II LLC, Rule 144A(8)	(NR, Baa2)	09/20/21	3.360	10,112,500
2,000	T-Mobile U.S.A., Inc., Company Guaranteed Notes (Callable 04/15/19 @ 104.50)	(BB, Ba3)	04/15/24	6.000	2,172,000
					12,284,500
Telecom - Wireline Integrated & Services (0.1%)
2,000	NeuStar, Inc., Global Company Guaranteed Notes (Callable 01/15/18 @ 102.25)	(B, B2)	01/15/23	4.500	2,065,000
Theaters & Entertainment (0.1%)
775	AMC Entertainment Holdings, Inc., Rule 144A, Company Guaranteed Notes (Callable 05/15/22 @ 103.06)(8)	(B+, B2)	05/15/27	6.125	793,406
1,000	Carmike Cinemas, Inc., Rule 144A, Secured Notes (Callable 06/15/18 @ 104.50)(8)	(BB, B1)	06/15/23	6.000	1,070,000
3,000	Live Nation Entertainment, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/19 @ 103.66)(8)	(B+, B3)	11/01/24	4.875	3,030,000
					4,893,406
TOTAL CORPORATE BONDS (Cost $293,800,852)					299,758,853

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
ASSET BACKED SECURITIES (2.2%)
Collateralized Debt Obligations (2.2%)
$2,250	Atlas Senior Loan Fund V Ltd., 2014-1A, Rule 144A(1),(8)	(BB-, NR)	07/16/26	5.722	$2,132,669
3,000	Benefit Street Partners CLO I Ltd., 2012-IA, Rule 144A(1),(8)	(BB, NR)	10/15/25	7.658	3,002,588
2,500	BlueMountain CLO Ltd., 2013-2A, Rule 144A(1),(8)	(BB, NR)	01/22/25	6.203	2,487,755
3,250	Capital Automotive REIT, 2017-1A, Rule 144A(8)	(A+, NR)	04/15/47	3.870	3,256,969
2,750	Capital Automotive REIT, 2017-1A, Rule 144A(8)	(A+, NR)	04/15/47	4.180	2,758,896
750	Carlyle Global Market Strategies CLO Ltd., 2014-3A, Rule 144A(1),(8)	(NR, Ba2)	07/27/26	6.787	751,344
1,000	CIFC Funding Ltd., 2012-3A, Rule 144A(1),(8)	(BB-, NR)	01/29/25	7.039	1,000,473
1,500	CIFC Funding Ltd., 2013-3A, Rule 144A(1),(8)	(BB, NR)	10/24/25	5.793	1,471,959
4,000	CIFC Funding Ltd., 2013-4A, Rule 144A(1),(8),(11)	(NR, Baa2)	11/27/24	0.000	4,000,259
1,175	CIFC Funding Ltd., 2014-3A, Rule 144A(1),(8)	(NR, Baa3)	07/22/26	4.553	1,170,589
2,000	Dryden Senior Loan Fund, 2012-24RA, Rule 144A(1),(8)	(BB, NR)	11/15/23	6.989	2,000,227
2,000	FOCUS Brands Funding LLC, 2017-1A, Rule 144A(8)	(BBB, NR)	04/30/47	3.857	2,037,413
6,000	FOCUS Brands Funding LLC, 2017-1A, Rule 144A(8)	(BBB, NR)	04/30/47	5.093	6,026,437
1,500	Galaxy XXI CLO Ltd., 2015-21A, Rule 144A(1),(8)	(NR, Ba3)	01/20/28	6.756	1,480,695
1,300	Greywolf CLO II Ltd., 2013-1A, Rule 144A(1),(8)	(BB, NR)	04/15/25	5.858	1,287,940
3,000	Greywolf CLO III Ltd., 2014-1A, Rule 144A(1),(8)	(BB, NR)	04/22/26	6.253	2,953,203
1,419	Halcyon Loan Advisors Funding Ltd., 2012-1A, Rule 144A(1),(8)	(BB, NR)	08/15/23	6.539	1,371,848
1,500	ICG U.S. CLO Ltd., 2014-2A, Rule 144A(1),(8)	(NR, Baa3)	10/15/26	4.608	1,472,586
3,750	ICG U.S. CLO Ltd., 2014-3A, Rule 144A(1),(8)	(NR, Baa3)	01/25/27	4.638	3,750,000
2,500	KKR CLO Ltd., 2014-14D, Rule 144A(1),(8)	(NR, Ba3)	07/15/28	8.023	2,509,778
4,000	MP CLO VI Ltd., 2014-2A, Rule 144A(1),(8)	(NR, A2)	01/15/27	3.408	4,000,778
2,000	Octagon Investment Partners XXI Ltd., 2014-1A, Rule 144A(1),(8)	(NR, Ba3)	11/14/26	7.636	2,000,110
1,400	Stewart Park CLO Ltd., 2015-1A, Rule 144A(5),(8),(11)	(NR, NR)	04/15/26	0.000	1,086,624
5,150	Venture XII CLO Ltd., 2012-12A, Rule 144A(1),(8)	(BB, NR)	02/28/26	7.254	5,092,696
4,250	Venture XIX CLO Ltd., 2014-19A, Rule 144A(1),(8)	(NR, Ba3)	01/15/27	6.458	4,146,670
650	Venture XV CLO Ltd., 2013-15A, Rule 144A(1),(8)	(NR, Ba3)	07/15/28	8.268	658,540
3,000	Vibrant CLO Ltd., 2012-1A, Rule 144A(1),(8)	(BB, NR)	07/17/24	7.458	3,001,361
3,000	Voya CLO Ltd., 2017-1A, Rule 144A(1),(8),(11)	(NR, NR)	04/17/30	0.000	2,573,070
2,250	WhiteHorse VII Ltd., 2013-1A, Rule 144A(1),(8)	(BB-, NR)	11/24/25	5.854	2,101,887
TOTAL ASSET BACKED SECURITIES (Cost $70,497,690)					71,585,364
Number of Shares
COMMON STOCKS (0.1%)
Auto Parts & Equipment (0.0%)
134,659	UCI International, Inc.(5),(6),(12)				1,288,687

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

Number of Shares				Value
COMMON STOCKS (continued)
Building & Construction (0.0%)
8	White Forest Resources, Inc.(5),(6),(12)			$122
Chemicals (0.0%)
9,785	Huntsman Corp.(5)			242,374
Gaming (0.0%)
10,150	Majestic Holdco LLC(5),(6),(12)			5,075
Health Services (0.1%)
268,452	Valitas Health Services, Inc. (12)			1,657,200
Printing & Publishing (0.0%)
708	F & W Media, Inc.(5)			71
Support - Services (0.0%)
692	Sprint Industrial Holdings LLC, Class G(6),(12)			0
63	Sprint Industrial Holdings LLC, Class H(6), (12)			0
153	Sprint Industrial Holdings LLC, Class I(6),(12)			0
				0
Theaters & Entertainment (0.0%)
40	NEG Holdings LLC, Litigation Trust Units(5),(6),(12)			0
TOTAL COMMON STOCKS (Cost $3,012,975)				3,193,529
SHORT-TERM INVESTMENTS (12.4%)
8,958,540	State Street Navigator Securities Lending Government Money Market Portfolio, 0.74%(13)			8,958,540
Par (000)		Maturity	Rate%
$398,163	State Street Bank and Trust Co. Euro Time Deposit	05/01/17	0.090	398,162,922
TOTAL SHORT-TERM INVESTMENTS (Cost $407,121,462)				407,121,462
TOTAL INVESTMENTS AT VALUE (105.5%) (Cost $3,460,803,101)				3,464,788,179
LIABILITIES IN EXCESS OF OTHER ASSETS (-5.5%)				(179,672,613)
NET ASSETS (100.0%)				$3,285,115,566

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

(1)  Variable rate obligation — The interest rate shown is as of April 30, 2017.

(2)  This security is denominated in Euro.

(3)  This security is denominated in British Pound.

(4)  Unfunded loan commitment (See note 2-I).

(5)  Illiquid security (unaudited).

(6)  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Schedule of Investments (continued)
April 30, 2017 (unaudited)

(7)  Bond is currently in default.

(8)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, these securities amounted to a value of $270,521,045 or 8.2% of net assets.

(9)  Security or portion thereof is out on loan (See note 2-J).

(10)  REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(11)  Zero-coupon security.

(12)  Non-income producing security.

(13)  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at April 30, 2017.

INVESTMENT ABBREVIATION

NR = Not Rated

Forward Foreign Currency Contracts
	Forward Foreign Currency to be Purchased (Local)	Forward Foreign Currency to be Sold (Local)	Expiration Date	Counterparty	Value on Settlement Date	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
USD 91,016,621	EUR	82,448,875	10/13/17	Morgan Stanley	$(91,016,621)	$(90,553,301)	$463,320
USD 69,357,627	EUR	64,276,125	12/15/17	Morgan Stanley	(69,357,627)	(70,850,020)	(1,492,393)
USD 51,686,746	GBP	41,769,750	10/13/17	Morgan Stanley	(51,686,746)	(54,300,459)	(2,613,713)
USD 757,055	GBP	597,750	12/15/17	Morgan Stanley	(757,055)	(778,645)	(21,590)
							$(3,664,376)

Currency Abbreviations:

EUR = Euro

GBP = British Pound
USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Statement of Assets and Liabilities
April 30, 2017 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $8,958,540 (Cost $3,460,803,101) (Note 2)	$3,464,788,179[1]
Foreign currency at value (Cost $15,873,930)	16,120,266
Receivable for investments sold	91,773,297
Receivable for Fund shares sold	17,748,644
Interest receivable	15,816,735
Unrealized appreciation on forward foreign currency contracts (Note 2)	463,320
Prepaid expenses and other assets	151,782
Total assets	3,606,862,223
Liabilities
Investment advisory fee payable (Note 3)	1,452,390
Administrative services fee payable (Note 3)	112,769
Shareholder servicing/Distribution fee payable (Note 3)	158,097
Payable for investments purchased	285,850,840
Unfunded loan commitments	11,096,285
Payable upon return of securities loaned (Note 2)	8,958,540
Unrealized depreciation on forward foreign currency contracts (Note 2)	4,127,696
Payable for Fund shares redeemed	3,551,600
Dividend payable	3,416,633
Due to custodian	1,898,933
Trustees' fee payable	7,040
Accrued expenses	1,115,834
Total liabilities	321,746,657
Net Assets
Capital stock, $.001 par value (Note 6)	478,958
Paid-in capital (Note 6)	3,295,700,555
Distributions in excess of net investment income	(3,845,679)
Accumulated net realized loss on investments and foreign currency transactions	(7,649,277)
Net unrealized appreciation from investments and foreign currency translations	431,009
Net assets	$3,285,115,566
I Shares
Net assets	$2,886,313,767
Shares outstanding	421,133,109
Net asset value, offering price and redemption price per share	$6.85
A Shares
Net assets	$274,497,235
Shares outstanding	39,839,455
Net asset value and redemption price per share	$6.89
Maximum offering price per share (net asset value/(1-4.75%))	$7.23
B Shares
Net assets	$1,611,861
Shares outstanding	232,798
Net asset value and offering price per share	$6.92
C Shares
Net assets	$122,692,703
Shares outstanding	17,752,153
Net asset value and offering price per share	$6.91

1  Includes $8,773,812 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Statement of Operations
For the Six Months Ended April 30, 2017 (unaudited)

Investment Income
Interest	$73,590,470
Dividends	2,446
Securities lending (net of rebates)	41,580
Total investment income	73,634,496
Expenses
Investment advisory fees (Note 3)	8,779,374
Administrative services fees (Note 3)	325,128
Shareholder servicing/Distribution fees (Note 3)
Class A	310,661
Class B	8,453
Class C	589,216
Transfer agent fees (Note 3)	1,675,514
Commitment fees (Note 4)	372,037
Custodian fees	273,936
Registration fees	65,271
Printing fees	61,208
Audit and tax fees	25,860
Insurance expense	23,468
Legal fees	22,056
Trustees' fees	17,116
Miscellaneous expense	22,731
Total expenses	12,572,029
Less: fees waived (Note 3)	(1,243,398)
Net expenses	11,328,631
Net investment income	62,305,865
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(8,737,265)
Net realized gain from foreign currency transactions	1,677,580
Net change in unrealized appreciation (depreciation) from investments	47,472,148
Net change in unrealized appreciation (depreciation) from foreign currency translations	(3,830,280)
Net realized and unrealized gain from investments and foreign currency related items	36,582,183
Net increase in net assets resulting from operations	$98,888,048

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2017 (unaudited)	For the Year Ended October 31, 2016
From Operations
Net investment income	$62,305,865	$122,223,478
Net realized loss from investments and foreign currency transactions	(7,059,685)	(1,883,565)
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	43,641,868	22,729,073
Net increase in net assets resulting from operations	98,888,048	143,068,986
From Dividends
Dividends from net investment income
Class I	(55,218,652)	(104,574,110)
Class A	(4,943,201)	(11,144,809)
Class B	(27,601)	(71,524)
Class C	(1,907,719)	(4,588,704)
Return of Capital
Class I shares	—	(1,757,990)
Class A shares	—	(197,458)
Class B shares	—	(1,512)
Class C shares	—	(97,164)
Net decrease in net assets resulting from dividends	(62,097,173)	(122,433,271)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	850,341,248	1,092,868,973
Reinvestment of dividends	41,817,689	80,494,692
Net asset value of shares redeemed	(425,403,000)	(1,003,735,483)
Net increase in net assets from capital share transactions	466,755,937	169,628,182
Net increase in net assets	503,546,812	190,263,897
Net Assets
Beginning of period	2,781,568,754	2,591,304,857
End of period	$3,285,115,566	$2,781,568,754
Distributions in excess of net investment income	$(3,845,679)	$(4,054,371)

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$6.77	$6.72	$6.86	$6.94	$6.89	$6.66
INVESTMENT OPERATIONS
Net investment income[1]	0.14	0.32	0.29	0.28	0.30	0.34
Net gain (loss) from investments and foreign currency related items (both realized and unrealized)	0.08	0.05	(0.14)	(0.08)	0.07	0.21
Total from investment operations	0.22	0.37	0.15	0.20	0.37	0.55
REDEMPTION FEES	—	—	—	0.00[2]	0.00[2]	0.00[2]
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.14)	(0.31)	(0.29)	(0.28)	(0.32)	(0.32)
Distributions from net realized gains	—	—	(0.00)[3]	—	—	—
Return of capital	—	(0.01)	(0.00)[3]	—	—	—
Total dividends and distributions	(0.14)	(0.32)	(0.29)	(0.28)	(0.32)	(0.32)
Net asset value, end of period	$6.85[5]	$6.77	$6.72	$6.86	$6.94	$6.89
Total return[4]	3.33%[5]	5.79%	2.33%	2.94%	5.47%	8.51%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$2,886,314	$2,438,027	$2,167,955	$1,343,741	$876,418	$226,027
Ratio of net expenses to average net assets	0.70%[7]	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets excluding interest expense[6]	0.70%[7]	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	4.25%[7]	4.87%	4.29%	4.04%	4.35%	4.99%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.08%[7]	0.11%	0.07%	0.07%	0.07%	0.20%
Portfolio turnover rate	41%	48%	46%	57%	89%	96%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and include change in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

6  Presentation of 2012-2014 adjusted for consistency with current period presentation.

7  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$6.80	$6.75	$6.89	$6.98	$6.92	$6.69
INVESTMENT OPERATIONS
Net investment income[1]	0.14	0.31	0.28	0.26	0.29	0.32
Net gain (loss) from investments and foreign currency related items (both realized and unrealized)	0.09	0.05	(0.14)	(0.09)	0.07	0.22
Total from investment operations	0.23	0.36	0.14	0.17	0.36	0.54
REDEMPTION FEES	—	—	—	0.00[2]	0.00[2]	0.00[2]
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.14)	(0.30)	(0.28)	(0.26)	(0.30)	(0.31)
Distributions from net realized gains	—	—	(0.00)[3]	—	—	—
Return of capital	—	0.01	(0.00)[3]	—	—	—
Total dividends and distributions	(0.14)	(0.31)	(0.28)	(0.26)	(0.30)	(0.31)
Net asset value, end of period	$6.89	$6.80	$6.75	$6.89	$6.98	$6.92
Total return[4]	3.35%	5.52%	2.09%	2.53%	5.33%	8.19%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$274,497	$227,399	$286,805	$358,095	$456,550	$148,636
Ratio of net expenses to average net assets	0.95%[5]	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets excluding interest expense[6]	0.95%[5]	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	3.99%[5]	4.63%	4.06%	3.79%	4.13%	4.65%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.08%[5]	0.11%	0.07%	0.07%	0.07%	0.20%
Portfolio turnover rate	41%	48%	46%	57%	89%	96%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and include change in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

6  Presentation of 2012-2014 adjusted for consistency with current period presentation.

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Financial Highlights
(For a Class B Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$6.84	$6.79	$6.91	$7.00	$6.93	$6.70
INVESTMENT OPERATIONS
Net investment income[1]	0.11	0.26	0.23	0.21	0.25	0.26
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	0.08	0.05	(0.12)	(0.09)	0.07	0.22
Total from investment operations	0.19	0.31	0.11	0.12	0.32	0.48
REDEMPTION FEES	—	—	—	0.00[2]	0.00[2]	0.00[2]
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.11)	(0.25)	(0.23)	(0.21)	(0.25)	(0.25)
Distributions from net realized gains	—	—	(0.00)[3]	—	—	—
Return of capital	—	(0.01)	(0.00)[3]	—	—	—
Total dividends and distributions	(0.11)	(0.26)	(0.23)	(0.21)	(0.25)	(0.25)
Net asset value, end of period	$6.92[5]	$6.84	$6.79	$6.91	$7.00	$6.93
Total return[4]	2.81%[5]	4.73%	1.64%	1.77%	4.64%	7.30%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,612	$1,800	$2,112	$3,638	$4,422	$5,185
Ratio of net expenses to average net assets	1.70%[7]	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets excluding interest expense[6]	1.70%[7]	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income to average net assets	3.28%[7]	3.89%	3.34%	3.07%	3.52%	3.83%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.08%[7]	0.11%	0.07%	0.07%	0.07%	0.20%
Portfolio turnover rate	41%	48%	46%	57%	89%	96%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and include change in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

6  Presentation of 2012-2014 adjusted for consistency with current period presentation.

7  Annualized.
See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$6.82	$6.77	$6.91	$7.00	$6.94	$6.71
INVESTMENT OPERATIONS
Net investment income[1]	0.11	0.26	0.23	0.21	0.24	0.27
Net gain (loss) from investments and foreign currency related items (both realized and unrealized)	0.09	0.05	(0.14)	(0.09)	0.07	0.21
Total from investment operations	0.20	0.31	0.09	0.12	0.31	0.48
REDEMPTION FEES	—	—	—	0.00[2]	0.00[2]	0.00[2]
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.11)	(0.25)	(0.23)	(0.21)	(0.25)	(0.25)
Distributions from net realized gains	—	—	(0.00)[3]	—	—	—
Return of capital	—	(0.01)	(0.00)[3]	—	—	—
Total dividends and distributions	(0.11)	(0.26)	(0.23)	(0.21)	(0.25)	(0.25)
Net asset value, end of period	$6.91	$6.82	$6.77	$6.91	$7.00	$6.94
Total return[4]	2.96%	4.73%	1.33%	1.77%	4.47%	7.29%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$122,693	$114,343	$134,433	$170,015	$167,653	$75,699
Ratio of net expenses to average net assets	1.70%[5]	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of expenses to average net assets excluding interest expense[6]	1.70%[5]	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income to average net assets	3.25%[5]	3.89%	3.32%	3.04%	3.40%	3.93%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.08%[5]	0.11%	0.07%	0.07%	0.07%	0.20%
Portfolio turnover rate	41%	48%	46%	57%	89%	96%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and include change in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

6  Presentation of 2012-2014 adjusted for consistency with current period presentation.

See Accompanying Notes to Financial Statements.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements
April 30, 2017 (unaudited)

Note 1. Organization

Credit Suisse Floating Rate High Income Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company that seeks to provide a high level of current income and, secondarily, capital appreciation. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except the share classes bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 4.75%. Class C shares are sold subject to a contingent deferred sales charge ("CDSC") of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge. Effective February 29, 2012, Class B shares of the Fund are no longer being offered for sale. Existing shareholders may continue to purchase additional Class B shares of the Fund through the reinvestment of dividends and capital gain distributions paid by the Fund. Class B shares automatically convert to Class A shares after 8 years.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices in active markets for identical investments

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Bank Loans	$—	$2,458,578,678	$224,550,293	$2,683,128,971
Corporate Bonds	—	299,758,853	—	299,758,853
Asset Backed Securities	—	71,585,364	—	71,585,364
Common Stocks	242,374	—	2,951,155 (1)	3,193,529
Short-term Investments	—	407,121,462	—	407,121,462
	$242,374	$3,237,044,357	$227,501,448	$3,464,788,179
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$463,320	$—	$463,320
Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$4,127,696	$—	$4,127,696

*  Other financial instruments include unrealized appreciation (depreciation) on forward foreign currency contracts.

(1)  Includes zero valued securities.

The following is a reconciliation of investments as of April 30, 2017 for which significant unobservable inputs were used in determining value. All transfers, if any, are assumed to occur at the end of the reporting period.

	Bank Loans	Corporate Bonds	Common Stocks	Total
Balance as of October 31, 2016	$223,042,749	$1,084,551	$377,616	$224,504,916
Accrued discounts (premiums)	330,043	103,211	—	433,254
Purchases	124,421,695	14,660	2,859,831	127,296,186
Sales	(65,877,110)	(1,042,606)	(287,500)	(67,207,216)
Realized gain (loss)	(323,862)	924,734	(90,000)	510,872
Change in unrealized appreciation (depreciation)	1,511,218	(1,084,550)	86,063	512,731
Transfers into Level 3	38,118,902	—	5,145	38,124,047
Transfers out of Level 3	(96,673,342)	—	—	(96,673,342)
Balance as of April 30, 2017	$224,550,293	$—	$2,951,155 (1)	$227,501,448
Net change in unrealized appreciation (depreciation) from investments still held as of April 30, 2017	$2,364,018	$—	$86,062	$2,450,080

(1)  Includes zero valued securities.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

	Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value At 4/30/2017	Valuation Technique	Unobservable Input	Range (Weighted Average) (per share)
Bank Loans	$222,093,989	Vendor Pricing	Single Broker Quote	$0.26 – $1.31	($1.02)
	$2,456,304	Market Approach	Discount for Illiquidity	$0.74 – $0.95	($0.93)
Common Stocks	$2,946,009	Market Approach	Discount for Illiquidity	$0.00 – $14.90	($7.31)
	$5,146	Vendor Pricing	Single Broker Quote	$0.10 – $0.50	($0.47)
	$0	Market Approach	Comparable Bond Price	NA

Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs that Credit Suisse Asset Management LLC, the Fund's investment adviser ("Credit Suisse" or the "Adviser") considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for investments categorized in Level 3. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the least observable input that is significant to the fair value measurement. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

For the six months ended April 30, 2017, there were no transfers between Level 1 and Level 2, but there was $38,124,047 transferred from Level 2 to Level 3 due to a lack of a pricing source supported by observable inputs and $96,673,342 transferred from Level 3 to Level 2 as a result of the availability of

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows.

Fair Value of Derivative Instruments as of April 30, 2017

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$463,320	Unrealized depreciation on forward foreign currency contracts	$4,127,696

Effect of Derivative Instruments on the Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized gain from forward foreign currency transactions*	$(64,765)	Net change in unrealized appreciation (depreciation) from forward foreign currency translations*	$(3,938,398)

*Statement of Operations includes both forward foreign currency contracts and foreign currency transactions/translations.

For the six months ended April 30, 2017, the Fund held an average monthly value on a net basis of $140,239,239 in forward foreign currency contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Fund's derivative assets, net of related collateral held by the Fund, at April 30, 2017:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$463,320	$(463,320)	$—	$—	$—

The following table presents by counterparty the Fund's derivative liabilities, net of related collateral pledged by the Fund, at April 30, 2017:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$4,127,696	$(463,320)	$—	$—	$3,664,376

(a)  Forward foreign currency exchange contracts are included.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Reported net realized gain (loss) from foreign currency transactions arises from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses on translation of assets and liabilities denominated in foreign currencies arises from changes in the fair values of assets and liabilities, other than investments at the end of the period, resulting from changes in exchange rates. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments in the Statement of Operations.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships ("Qualifying Income").

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund forgoes the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund's open forward currency contracts at April 30, 2017 are disclosed in the Schedule of Investments.

I) UNFUNDED LOAN COMMITMENTS — The Fund enters into certain agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded and unfunded portions of credit agreements are presented in the Schedule of Investments. As of April 30, 2017, unfunded commitments were as follows:

Borrower	Maturity	Rate	Unfunded Commitment
TricorBraun Holdings, Inc	11/30/23	3.750	$1,577,190
Oberthur Technologies S.A	01/10/24	3.750	4,571,726
Oberthur Technologies S.A	01/10/24	3.750	4,947,369

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

J) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. As of April 30, 2017, the Fund had investment securities on loan with a fair value of $8,773,812. Collateral received for securities loaned and a related liability of $8,958,540 are presented gross in the Statement of Assets and Liabilities. The collateral for securities loaned is valued consistently to the other investments held by the Fund and is included in Level 2 of the fair value hierarchy. As of April 30, 2017, the value of the related collateral exceeded the value of the securities loaned.

The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. During the six months ended April 30, 2017, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $56,870, of which $1,485 was rebated to borrowers (brokers). The Fund retained $41,580 in income from the cash collateral investment, and SSB, as lending agent, was paid $13,805.

K) OTHER — The high yield, fixed income securities in which the Fund invests will primarily consist of senior secured floating rate loans ("Senior

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

Loans") issued by non-investment grade companies. Senior Loans are typically secured by specific collateral of the issuer and hold the most senior position in the issuer's capital structure. The interest rate on Senior Loans is periodically adjusted to a recognized base rate, typically the London Interbank Offered Rate ("LIBOR"). While these characteristics may reduce interest rate risk and mitigate losses in the event of borrower default, the Senior Loans in which the Fund invests have below investment grade credit ratings and thereby are considered speculative because of the significant credit risk of their issuers.

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund's net asset value.

L) NEW ACCOUNTING PRONOUNCEMENTS — On August 26, 2016, Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2016-15, "Statement of Cash Flows (Topic 230), a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-15"). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued Accounting Standards Update No. 2016-18, "Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB's

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

Emerging Issues Task Force" ("ASU 2016-18"). ASU 2016-18 requires that a statement of cash flows explains the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

M) SUBSEQUENT EVENTS — In preparing the financial statements as of April 30, 2017, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser and administrator for the Fund. Effective November 15, 2016, for its investment advisory and administration services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.79% of the Fund's average daily net assets less than or equal to $100 million and 0.59% of the Fund's average daily net assets greater than $100 million. For the six months ended April 30, 2017, investment advisory and administration fees earned and voluntarily waived were $8,779,374 and $1,243,398, respectively. Prior to November 15, 2016, the Fund paid advisory fees at the annual rate of 0.70% of the Fund's average daily net assets less than or equal to $100 million and 0.50% of the Fund's average daily net assets greater than $100 million.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 3. Transactions with Affiliates and Related Parties (continued)

Prior to November 15, 2016, Credit Suisse and SSB served as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculated at an annual rate of 0.09% of the Fund's average daily net assets. On November 15, 2016, the Fund entered into an Investment Management Agreement with Credit Suisse which bundled the advisory and administration fees into a single fee. For the period from November 1, 2016 to November 14, 2016, co-administrative services fees earned by Credit Suisse were $102,628.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2017, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $222,500.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class B and Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the six months ended April 30, 2017, the Fund paid Rule 12b-1 distribution fees of $310,661 for Class A shares, $8,453 for Class B shares and $589,216 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent-related services to the Fund and receive compensation from the Fund. For the six months ended April 30, 2017, the Fund paid $1,307,525, which is included within transfer agent fees in the Statement of Operations.

For the six months ended April 30, 2017, CSSU and its affiliates advised the Fund that they retained $26,692 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on the sale of Class C shares.

The Fund from time to time purchases or sells loan investments in the secondary market through Credit Suisse or its affiliates acting in the capacity as broker-dealer. Credit Suisse or its affiliates may have acted in some type of agent capacity to the initial loan offering prior to such loan trading in the secondary market.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), with SSB in an aggregated amount of $250 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At April 30, 2017 and during the six months ended April 30, 2017, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2017, purchases and sales of investment securities (excluding short-term investments) were $1,535,855,773 and $1,145,955,922, respectively.

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A, and Class C shares. Class B shares are shown but not offered. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	110,940,491	$758,010,525	149,356,768	$986,928,174
Shares issued in reinvestment of dividends	5,277,109	36,076,361	10,116,253	66,947,489
Shares redeemed	(55,379,813)	(378,029,380)	(121,931,508)	(804,238,116)
Net increase	60,837,787	$416,057,506	37,541,513	$249,637,547

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 6. Capital Share Transactions (continued)

	Class A
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	10,529,579	$72,285,535	12,679,497	$84,108,918
Shares issued in reinvestment of dividends	617,055	4,240,387	1,493,495	9,910,448
Shares redeemed	(4,735,182)	(32,482,491)	(23,217,202)	(153,348,811)
Net increase (decrease)	6,411,452	$44,043,431	(9,044,210)	$(59,329,445)
	Class B
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	70	$483	454	$3,155
Shares issued in reinvestment of dividends	2,442	16,857	6,631	44,259
Shares redeemed	(33,086)	(228,524)	(54,950)	(364,616)
Net decrease	(30,574)	$(211,184)	(47,865)	$(317,202)
	Class C
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	2,910,122	$20,044,705	3,268,797	$21,828,726
Shares issued in reinvestment of dividends	215,372	1,484,084	539,495	3,592,496
Shares redeemed	(2,130,133)	(14,662,605)	(6,898,846)	(45,783,940)
Net increase (decrease)	995,361	$6,866,184	(3,090,554)	$(20,362,718)

On April 30, 2017, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Class I	4	46%
Class A	5	71%
Class B	4	76%
Class C	4	71%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Credit Suisse Floating Rate High Income Fund
Notes to Financial Statements (continued)
April 30, 2017 (unaudited)

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Floating Rate High Income Fund
Shareholder Meeting Results (unaudited)

A special meeting of shareholders of the Credit Suisse Opportunity Funds — Credit Suisse Floating Rate High Income Fund (the "Fund") was held at One Madison Avenue, 11th Floor, New York, NY 10010 on March 14, 2017. The following matter was voted upon by the shareholders of the Fund and the results are presented below. The proposal was approved.

To Elect the Following Nominees as Trustees:

	FOR	WITHHELD
Laura A. DeFelice	306,596,814	6,264,139
Mahendra R. Gupta	306,256,942	6,604,011
John G. Popp	306,408,250	6,452,704

Total Eligible Shares	427,193,430
Total Shares Voted	312,860,954
% of Shares Voted	73.24%

Credit Suisse Floating Rate High Income Fund
Board Approval of Investment Management Agreement (unaudited)

In approving the amended and restated investment management agreement for the Credit Suisse Floating Rate High Income Fund (the "Fund"), a series of Credit Suisse Opportunity Funds (the "Trust"), the Board of Trustees of the Trust (the "Board"), including all of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Independent Trustees"), at a meeting held on November 14 and 15, 2016, considered the following factors:

Investment Management Fee Rates and Expenses

The Board reviewed and considered the contractual management fee rate of 0.79% of the Fund's average daily net assets less than or equal to $100 million and 0.59% of the Fund's average daily net assets greater than $100 million (the "Contractual Management Fee") for the Fund in light of the extent and quality of the management services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also reviewed and considered the voluntary fee waivers currently in place for the Fund and considered the actual fee rate of 0.547% paid by the Fund after taking waivers and breakpoints into account (the "Net Management Fee"). The Board acknowledged that voluntary fee waivers could be discontinued at any time. However, the Board received assurance from management that the waivers would not be discontinued during the current year.

The Board considered that it had approved a proposal to bundle the Fund's advisory and co-administration services under a single new Investment Management Agreement between the Fund and Credit Suisse (the "Management Agreement"). The Board noted that the Management Agreement became effective November 15, 2016. The Management Agreement provides for a contractual combined management fee rate of 0.79% of the Fund's average daily net assets less than or equal to $100 million and 0.59% of the Fund's average daily net assets greater than $100 million. The Board noted that the proposal bundled the advisory and administration fees into a single fee under the Management Agreement. The Board also noted that the bundling of the advisory and co-administration services and fees will not impact the aggregate services provided under the current arrangement and that the overall combined advisory and co-administration fees paid by shareholders would not increase.

Additionally, the Board received and considered information comparing the Fund's Contractual Management Fee, Net Management Fee and the Fund's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by

Credit Suisse Floating Rate High Income Fund
Board Approval of Investment Management Agreement (unaudited) (continued)

Broadridge, an independent provider of investment company data. The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe. The Board also received and considered information regarding the co-administration fees paid by the Fund.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the advisory and co-administration agreements and to be provided under the Management Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board noted that the extensive investment management services provided by Credit Suisse included broad supervisory responsibility and oversight over other service providers to the Fund. The Board reviewed background information about Credit Suisse including its Form ADV Part 2 — Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Fund Performance

The Board received and considered performance results of the Fund over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Fund. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe. The Board considered the solid investment performance of the Fund over various investment periods relative to its stated objectives, as well as the performance of the Fund relative to its peers.

Credit Suisse Floating Rate High Income Fund
Board Approval of Investment Management Agreement (unaudited) (continued)

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Management Agreement for the Fund, including any fee waivers, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse's methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective. The Board also received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that the Fund's Contractual Management Fee had breakpoints that would allow investors to benefit directly in the form of lower fees as Fund assets grow.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates) and the fees paid to an affiliate of Credit Suisse for distribution services.

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly,

Credit Suisse Floating Rate High Income Fund
Board Approval of Investment Management Agreement (unaudited) (continued)

which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse's compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the Management Agreement and the investment management fee under such agreement, the Board concluded that:

•  The Contractual Management Fee and Net Management Fee, reviewed along with information provided by Broadridge for funds in the Fund's Expense Group and Expense Universe, were reasonable in relation to the services provided by Credit Suisse.

•  The Board was satisfied with the nature, extent and quality of the investment management services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the advisory and co-administration agreements and to be provided under the Management Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund and willingness to waive fees, Credit Suisse's profitability based on fees payable under the advisory and co-administration agreements, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the information received and considered by the Board, the Fund's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Floating Rate High Income Fund
Notice of Privacy and Information Practices (unaudited)

At Credit Suisse, we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use ("individual investors"). Specified sections of this notice, however, also apply to other types of investors (called "institutional investors"). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds and Credit Suisse Closed-End Funds. This notice applies solely to U.S. registered investment companies advised by Credit Suisse Asset Management, LLC.

Categories of information we may collect:

We may collect information about you, including nonpublic personal information, such as

•  Information we receive from you on applications, forms, agreements, questionnaires, Credit Suisse websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e-mail address, Social Security number, assets, income, financial situation; and

•  Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information, assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

•  We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

Credit Suisse Floating Rate High Income Fund
Notice of Privacy and Information Practices (unaudited) (continued)

•  We want our investors to be informed about additional products or services. We do not disclose nonpublic personal information relating to individual investors to our affiliates for marketing purposes, nor do we use such information received from our affiliates to solicit individual investors for such purposes. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

•  In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non-U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

Confidentiality and security

•  To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures

This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of May 23, 2017.

Credit Suisse Floating Rate High Income Fund
Proxy Voting and Portfolio Holdings (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

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P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  FLHI-SAR-0417

CREDIT SUISSE FUNDS

Semiannual Report

April 30, 2017
  (unaudited)

■  CREDIT SUISSE
MULTIALTERNATIVE STRATEGY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Multialternative Strategy Fund
Semiannual Investment Adviser's Report
April 30, 2017 (unaudited)

May 26, 2017

Dear Shareholder:

We are pleased to present this Semiannual Report covering the activities of the Credit Suisse Multialternative Strategy Fund (the "Fund") for the six-month period ended April 30, 2017.

Performance Summary
11/1/2016 – 4/30/2017

Fund & Benchmarks	Performance
Class I1	1.62%
Class A1,2	1.47%
Class C1,2	1.09%
Credit Suisse Hedge Fund Index[3]	3.88%
Credit Suisse Liquid Alternative Beta Index[4]	2.34%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 5.25% and 1.00%, respectively.2

Market Review: A positive period despite many reversals

The six-month period ended April 30, 2017 was positive overall for hedge funds, with the Credit Suisse Hedge Fund Index, the Fund's primary benchmark, returning 3.88%.

Within the hedge fund universe, long/short equity funds yielded the strongest performance — benefitting from the sustained rally across major equity markets. Strong first quarter earnings helped sustain this rally.

Event driven funds were the second strongest performer overall, largely due to the multi-strategy and distressed sub-strategies. Merger arbitrage also contributed to performance, and the prospect of increasing interest rates drove robust deal volume.

Managed futures funds were the worst performers over the period, as elements of the "Trump Trade" that had performed well following the election experienced sharp reversals. This was particularly pronounced in the strong U.S. dollar, the expectation for rising rates, and the reflationary commodities themes.

Strategic Review: Benefitting from exposure across markets

For the six-month period ended April 30, 2017, the Fund underperformed its primary benchmark. The Fund follows a multi-strategy methodology and benefitted from exposure across different markets.

1

Credit Suisse Multialternative Strategy Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

In terms of asset class returns, equities were the largest contributor to performance, followed by fixed income and volatility strategies. Commodity and FX strategies were essentially flat across the period, while multi-asset strategies were the only detractor from Fund performance.

Equity value was the highest contributing strategy, led primarily by U.S. technology and small-cap exposures that took advantage of the market rally. Fixed income value, helped by long exposure to high yield credit that benefitted from tightening spreads, was the second largest contributing strategy during the period. Volatility liquidity/insurance strategies yielded the third largest gains, as the equity market rally supported an increasingly low volatility environment favorable to these strategies.

Multi-asset trend/momentum was the primary detractor from performance, as sharp reversals in some elements associated with rising inflation expectations provided a challenging environment for trend identification and led to losses. This was particularly pronounced in currencies, fixed income and commodities.

We continue to believe that multi-strategy funds may appeal to investors searching for meaningful portfolio diversifiers that can help mitigate risk and provide uncorrelated returns.

The Quantitative Investment Strategies Group

Yung-Shin Kung
Sheel Dhande

The Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Fund's investment in alternative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly in investments involving leverage.

The use of alternative assets and strategies entails substantial risks, including risk of loss of principal, arbitrage or fundamental risk, below investment grade securities risk, commodity exposure risks, concentration risk, credit risk, derivatives risk, exchange-traded notes risk, fixed income risk, foreign securities risk, forwards risk, futures contracts risk, interest rate risk, leveraging risk, market risk, non-diversified status, portfolio turnover risk, risks of investing in other funds, small- and mid- cap stock risk, speculative exposure risk, subsidiary risk, swap agreements risk and tax risk. For a

2

Credit Suisse Multialternative Strategy Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation, and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund, could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of this letter and the Fund holdings described in this document are as of April 30, 2017; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

1  Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.85% of the Fund's average daily net assets for Class I shares, 1.10% of the Fund's average daily net assets for Class A shares and 1.85% of the Fund's average daily net assets for Class C shares through at least February 28, 2018. This limit excludes certain expenses, as set forth in the Fund's prospectus.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 5.25%), was (3.85)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value including maximum contingent deferred sales charge (CDSC) of 1.00%, was 0.10%.

3  Credit Suisse Hedge Fund Index is compiled by Credit Suisse Asset Management, LLC. It is an asset-weighted hedge fund index and includes only hedge funds. It is rebalanced semiannually, is shown net of all performance fees and provides a rules-based and investable index, enabling investors to utilize the performance of a diversified market barometer for the hedge fund industry. It is the exclusive property of Credit Suisse Asset Management, LLC. The index does not have transaction costs and investors may not invest directly in the index.

4  The Credit Suisse Liquid Alternative Beta Index reflects the return of a dynamic basket of liquid, investable market factors selected and weighted in accordance with an algorithm that aims to approximate the aggregate returns of the universe of hedge fund managers as represented by the Credit Suisse Hedge Fund Index. The index does not have transaction costs and investors may not invest directly in the index.

3

Credit Suisse Multialternative Strategy Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Average Annual Returns as of April 30, 20171

	1 Year	Since Inception[2]
Class I	4.22%	2.46%
Class A Without Sales Charge	3.89%	2.20%
Class A With Maximum Sales Charge	(1.59)%	1.13%
Class C Without CDSC	3.14%	1.43%
Class C With CDSC	2.14%	1.43%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gain distributions, if any. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance information current to the most recent month end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratios are 1.44% for Class I shares, 1.69% for Class A shares and 2.45% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements and excluding securities sold short dividend expense are 0.87% for Class I shares, 1.12% for Class A shares and 1.88% for Class C shares.

1  Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.85% of the Fund's average daily net assets for Class I shares, 1.10% of the Fund's average daily net assets for Class A shares and 1.85% of the Fund's average daily net assets for Class C shares through at least February 28, 2018. This limit excludes certain expenses, as set forth in the Fund's prospectus.

2  Inception Date March 30, 2012.

4

Credit Suisse Multialternative Strategy Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended April 30, 2017.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line.

•  Hypothetical 5% Fund Return. This helps you to compare the Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

5

Credit Suisse Multialternative Strategy Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Expenses and Value for a $1,000 Investment
for the six-month period ended April 30, 2017

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 11/01/16	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 04/30/17	$1,016.20	$1,014.70	$1,010.90
Expenses Paid per $1,000*	$4.35	$5.59	$9.37
Hypothetical 5% Fund Return
Beginning Account Value 11/01/16	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 04/30/17	$1,020.48	$1,019.24	$1,015.47
Expenses Paid per $1,000*	$4.36	$5.61	$9.39
	Class I	Class A	Class C
Annualized Expense Ratios*	0.87%	1.12%	1.88%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or actual expenses reimbursements, if applicable. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's Prospectus.

6

Credit Suisse Multialternative Strategy Fund
Semiannual Investment Adviser's Report (continued)
April 30, 2017 (unaudited)

Portfolio Breakdown*

Common Stocks	21.4%
Exchange Traded Funds	6.5
Rights	0.0
United States Treasury Obligations	46.6
Purchased Options	0.1
Short-term Investment[1]	25.4
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at April 30, 2017, if applicable.

7

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments
April 30, 2017 (unaudited)

	Number of Shares	Value
COMMON STOCKS (18.5%)
BELGIUM (0.0%)
Insurance (0.0%)
Ageas	267	$10,929
BERMUDA (0.0%)
Insurance (0.0%)
Axis Capital Holdings Ltd.	157	10,347
XL Group Ltd.	265	11,090
		21,437
CANADA (0.5%)
Auto Components (0.0%)
Magna International, Inc.	248	10,342
IT Services (0.5%)
DH Corp.	27,539	511,384
Multiline Retail (0.0%)
Dollarama, Inc.	129	11,274
Paper & Forest Products (0.0%)
West Fraser Timber Co. Ltd.	256	11,485
Textiles, Apparel & Luxury Goods (0.0%)
Gildan Activewear, Inc.	396	11,084
		555,569
DENMARK (0.1%)
Banks (0.0%)
Danske Bank AS	307	11,160
Healthcare Equipment & Supplies (0.1%)
Coloplast AS, Class B	134	11,471
William Demant Holding AS(1)	500	11,441
		22,912
Insurance (0.0%)
Tryg AS	583	11,183
Marine (0.0%)
AP Moller - Maersk AS, Class B	6	10,348
Pharmaceuticals (0.0%)
Novo Nordisk AS, Class B	304	11,834
Textiles, Apparel & Luxury Goods (0.0%)
Pandora AS	94	10,153
		77,590

See Accompanying Notes to Consolidated Financial Statements.
8

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
April 30, 2017 (unaudited)

	Number of Shares	Value
COMMON STOCKS (continued)
FRANCE (0.6%)
Aerospace & Defense (0.6%)
Dassault Aviation S.A.	8	$10,929
Zodiac Aerospace	27,385	664,571
		675,500
Diversified Financial Services (0.0%)
Eurazeo S.A.	159	10,774
Wendel S.A.	82	11,491
		22,265
Diversified Telecommunication Services (0.0%)
Vivendi S.A.(2)	538	10,668
Food & Staples Retailing (0.0%)
Casino Guichard Perrachon S.A.	187	11,258
Hotels, Restaurants & Leisure (0.0%)
Sodexo S.A.	89	11,308
IT Services (0.0%)
Cap Gemini S.A.	113	11,310
		742,309
GERMANY (0.0%)
Capital Markets (0.0%)
Deutsche Bank AG, Reg S(1),(3)	604	10,857
Construction & Engineering (0.0%)
Hochtief AG	63	11,342
Insurance (0.0%)
Muenchener Rueckversicherungs-Gesellschaft AG, Reg S(3)	53	10,158
		32,357
IRELAND (0.1%)
Pharmaceuticals (0.1%)
Endo International PLC(1)	9,142	103,945
Trading Companies & Distributors (0.0%)
AerCap Holdings NV(1)	229	10,536
		114,481
ISRAEL (0.5%)
Software (0.5%)
Mobileye NV(1)	10,795	668,426
NETHERLANDS (0.0%)
Diversified Financial Services (0.0%)
EXOR NV	202	11,335

See Accompanying Notes to Consolidated Financial Statements.
9

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
April 30, 2017 (unaudited)

	Number of Shares	Value
COMMON STOCKS (continued)
NETHERLANDS
Insurance (0.0%)
Aegon NV	2,054	$10,480
Media (0.0%)
Altice NV, Class B(1)	462	11,487
		33,302
SPAIN (0.8%)
Independent Power Producers & Energy Traders (0.8%)
EDP Renovaveis S.A.	124,581	949,080
SWITZERLAND (0.8%)
Biotechnology (0.8%)
Actelion Ltd.(1)	3,126	884,776
Building Products (0.0%)
Geberit AG, Reg S(3)	25	11,383
Electrical Equipment (0.0%)
ABB Ltd., Reg S(3)	463	11,340
Electronic Equipment, Instruments & Components (0.0%)
TE Connectivity Ltd.	142	10,987
Food Products (0.0%)
Nestle S.A., Reg S(3)	141	10,855
Healthcare Equipment & Supplies (0.0%)
Sonova Holding AG, Reg S(3)	76	11,233
Insurance (0.0%)
Swiss Re AG	117	10,172
Machinery (0.0%)
Schindler Holding AG	54	11,029
Pharmaceuticals (0.0%)
Novartis AG, Reg S(3)	141	10,850
Professional Services (0.0%)
Adecco Group AG, Reg S(3)	148	10,992
		983,617
UNITED KINGDOM (0.4%)
Auto Components (0.0%)
Delphi Automotive PLC	131	10,532
Chemicals (0.0%)
Croda International PLC	231	11,247
Healthcare Equipment & Supplies (0.0%)
Smith & Nephew PLC	676	11,094

See Accompanying Notes to Consolidated Financial Statements.
10

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
April 30, 2017 (unaudited)

	Number of Shares	Value
COMMON STOCKS (continued)
UNITED KINGDOM
Hotels, Restaurants & Leisure (0.0%)
InterContinental Hotels Group PLC	210	$11,118
William Hill PLC	2,825	10,721
		21,839
Internet Software & Services (0.0%)
Auto Trader Group PLC	2,094	10,864
Media (0.4%)
RELX NV	564	10,895
RELX PLC	525	10,633
Sky PLC	30,864	396,044
		417,572
Specialty Retail (0.0%)
Kingfisher PLC	2,519	11,132
Textiles, Apparel & Luxury Goods (0.0%)
Michael Kors Holdings Ltd.(1)	277	10,340
		504,620
UNITED STATES (14.7%)
Aerospace & Defense (0.0%)
The Boeing Co.	60	11,090
Air Freight & Logistics (0.2%)
C.H. Robinson Worldwide, Inc.	1,513	109,995
Expeditors International of Washington, Inc.	2,117	118,743
		228,738
Airlines (0.2%)
Alaska Air Group, Inc.	1,238	105,342
American Airlines Group, Inc.	249	10,612
Delta Air Lines, Inc.	230	10,451
Southwest Airlines Co.	2,086	117,275
United Continental Holdings, Inc.(1)	149	10,461
		254,141
Auto Components (0.0%)
Lear Corp.	75	10,700
The Goodyear Tire & Rubber Co.	293	10,615
		21,315
Banks (0.0%)
Citigroup, Inc.	176	10,405
Regions Financial Corp.	726	9,983
		20,388

See Accompanying Notes to Consolidated Financial Statements.
11

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
April 30, 2017 (unaudited)

	Number of Shares	Value
COMMON STOCKS (continued)
UNITED STATES
Beverages (0.1%)
Brown-Forman Corp., Class B	228	$10,789
Monster Beverage Corp.(1)	2,969	134,733
		145,522
Capital Markets (0.2%)
Ameriprise Financial, Inc.	81	10,356
T. Rowe Price Group, Inc.	1,682	119,237
The Charles Schwab Corp.	2,878	111,810
The Goldman Sachs Group, Inc.	46	10,295
		251,698
Chemicals (0.0%)
LyondellBasell Industries NV, Class A	116	9,832
Communications Equipment (0.7%)
Brocade Communications Systems, Inc.	64,430	809,885
F5 Networks, Inc.(1)	74	9,556
Motorola Solutions, Inc.	122	10,488
		829,929
Computers & Peripherals (0.0%)
Apple, Inc.	73	10,486
NetApp, Inc.	253	10,082
		20,568
Construction Materials (0.4%)
Headwaters, Inc.(1)	21,335	506,920
Consumer Finance (0.2%)
American Express Co.	134	10,620
Capital One Financial Corp.	122	9,806
Discover Financial Services	154	9,639
Navient Corp.	8,455	128,516
Synchrony Financial	3,260	90,628
		249,209
Containers & Packaging (0.4%)
Multi Packaging Solutions International Ltd.(1)	28,449	510,660
Diversified Consumer Services (0.1%)
H&R Block, Inc.	6,284	155,780
Diversified Financial Services (0.1%)
CME Group, Inc.	975	113,285
MSCI, Inc.	109	10,935
Voya Financial, Inc.	278	10,392
		134,612

See Accompanying Notes to Consolidated Financial Statements.
12

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
April 30, 2017 (unaudited)

	Number of Shares	Value
COMMON STOCKS (continued)
UNITED STATES
Diversified Telecommunication Services (0.1%)
CenturyLink, Inc.	4,925	$126,425
Electric Utilities (0.1%)
Entergy Corp.	1,626	123,999
Electronic Equipment, Instruments & Components (0.4%)
Corning, Inc.	391	11,280
InvenSense, Inc.(1)	39,486	507,790
		519,070
Food & Staples Retailing (0.2%)
CVS Health Corp.	1,636	134,872
Whole Foods Market, Inc.	3,869	140,715
		275,587
Food Products (0.7%)
Bunge Ltd.	133	10,511
Mead Johnson Nutrition Co.	9,489	841,864
		852,375
Gas Utilities (0.7%)
WGL Holdings, Inc.	10,356	853,956
Healthcare Equipment & Supplies (0.6%)
Alere, Inc.(1)	15,850	779,344
Healthcare Providers & Services (1.2%)
AmerisourceBergen Corp.	1,318	108,142
DaVita, Inc.(1)	155	10,697
Express Scripts Holding Co.(1)	1,869	114,644
HCA Holdings, Inc.(1)	119	10,021
Laboratory Corp. of America Holdings(1)	857	120,109
McKesson Corp.	71	9,819
Quest Diagnostics, Inc.	1,250	131,887
UnitedHealth Group, Inc.	759	132,734
VCA, Inc.(1)	9,288	850,502
		1,488,555
Hotels, Restaurants & Leisure (0.9%)
Chipotle Mexican Grill, Inc.(1)	280	132,852
McDonald's Corp.	81	11,334
Panera Bread Co., Class A(1)	2,804	876,755
Wyndham Worldwide Corp.	125	11,914
Yum! Brands, Inc.	166	10,914
		1,043,769
Household Durables (0.1%)
PulteGroup, Inc.	6,036	136,836

See Accompanying Notes to Consolidated Financial Statements.
13

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
April 30, 2017 (unaudited)

	Number of Shares	Value
COMMON STOCKS (continued)
UNITED STATES
Household Products (0.0%)
The Procter & Gamble Co.	118	$10,305
Independent Power Producers & Energy Traders (0.2%)
TerraForm Global, Inc., Class A(1)	35,040	166,440
Industrial Conglomerates (0.0%)
General Electric Co.	354	10,262
Insurance (0.0%)
American International Group, Inc.	169	10,294
Assurant, Inc.	110	10,586
Lincoln National Corp.	162	10,681
The Hartford Financial Services Group, Inc.	219	10,591
		42,152
Internet & Catalog Retail (0.0%)
Liberty Interactive Corp. QVC Group, Class A(1)	527	11,162
Internet Software & Services (0.1%)
eBay, Inc.(1)	314	10,491
VeriSign, Inc.(1)	121	10,759
Yahoo!, Inc.(1)	2,652	127,853
		149,103
IT Services (0.6%)
Alliance Data Systems Corp.	42	10,484
MoneyGram International, Inc.(1)	9,616	171,261
NeuStar, Inc., Class A(1)	15,289	507,595
		689,340
Media (0.0%)
CBS Corp., Class B	152	10,117
Discovery Communications, Inc., Class C(1)	373	10,436
Sirius XM Holdings, Inc.	2,048	10,138
Twenty-First Century Fox, Inc., Class A	326	9,956
		40,647
Metals & Mining (0.4%)
Stillwater Mining Co.(1)	29,401	528,630
Multi-Utilities (0.2%)
Ameren Corp.	2,241	122,560
Public Service Enterprise Group, Inc.	2,750	121,138
		243,698
Multiline Retail (0.1%)
Kohl's Corp.	265	10,343
Nordstrom, Inc.	2,617	126,323
Target Corp.	191	10,667
		147,333

See Accompanying Notes to Consolidated Financial Statements.
14

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
April 30, 2017 (unaudited)

	Number of Shares	Value
COMMON STOCKS (continued)
UNITED STATES
Oil, Gas & Consumable Fuels (0.6%)
Apache Corp.	2,157	$104,916
Cabot Oil & Gas Corp.	5,174	120,244
Chesapeake Energy Corp.(1),(2)	19,604	103,117
Concho Resources, Inc.(1)	854	108,168
EOG Resources, Inc.	1,208	111,740
Exxon Mobil Corp.	1,463	119,454
Southwestern Energy Co.(1)	13,777	103,465
		771,104
Pharmaceuticals (0.9%)
Akorn, Inc.(1)	26,355	881,575
Allergan PLC	44	10,730
Mallinckrodt PLC(1)	237	11,120
SciClone Pharmaceuticals, Inc.(1)	16,053	154,911
		1,058,336
Professional Services (0.2%)
ManpowerGroup, Inc.	103	10,401
Nielsen Holdings PLC	2,653	109,118
Robert Half International, Inc.	2,461	113,329
		232,848
Real Estate Investment Trusts (0.2%)
Silver Bay Realty Trust Corp.	9,326	199,856
Weyerhaeuser Co.	310	10,500
		210,356
Road & Rail (0.2%)
J.B. Hunt Transport Services, Inc.	1,184	106,157
Union Pacific Corp.	1,089	121,925
		228,082
Semiconductor Equipment & Products (0.1%)
Lattice Semiconductor Corp.(1)	21,133	144,972
Qorvo, Inc.(1)	154	10,477
		155,449
Software (0.1%)
Cadence Design Systems, Inc.(1)	336	10,943
CDK Global, Inc.	162	10,531
Symantec Corp.	344	10,881
VMware, Inc., Class A(1)	114	10,730
		43,085
Specialty Retail (2.1%)
Advance Auto Parts, Inc.	740	105,184
AutoNation, Inc.(1)	2,503	105,126

See Accompanying Notes to Consolidated Financial Statements.
15

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
April 30, 2017 (unaudited)

	Number of Shares	Value
COMMON STOCKS (continued)
UNITED STATES
Specialty Retail
Bed Bath & Beyond, Inc.	267	$10,346
Cabela's, Inc.(1)	13,232	722,467
CarMax, Inc.(1)	1,784	104,364
CST Brands, Inc.	17,405	840,488
Lowe's Companies, Inc.	1,558	132,243
O'Reilly Automotive, Inc.(1)	39	9,678
Ross Stores, Inc.	1,744	113,360
Signet Jewelers Ltd.	152	10,008
The Gap, Inc.	4,887	128,039
The TJX Companies, Inc.	1,549	121,813
Ulta Salon Cosmetics & Fragrance, Inc.(1)	435	122,426
		2,525,542
Textiles, Apparel & Luxury Goods (0.1%)
Under Armour, Inc., Class A(1),(2)	5,998	128,897
Thrifts & Mortgage Finance (0.7%)
EverBank Financial Corp.	42,846	835,497
Trading Companies & Distributors (0.2%)
Fastenal Co.	2,358	105,356
United Rentals, Inc.(1)	84	9,211
WW Grainger, Inc.	469	90,376
		204,943
Water Utilities (0.1%)
American Water Works Co., Inc.	1,620	129,211
		18,112,740
TOTAL COMMON STOCKS (Cost $22,783,577)		22,806,457
EXCHANGE TRADED FUNDS (5.6%)
UNITED STATES (5.6%)
Diversified Financial Services (5.6%)
Alerian MLP ETF(2)	291,722	3,675,697
PowerShares QQQ Trust Series 1(2)	24,013	3,265,528
TOTAL EXCHANGE TRADED FUNDS (Cost $6,343,905)		6,941,225
	Number of Rights
RIGHT (0.0%)
UNITED STATES (0.0%)
Biotechnology (0.0%)
Shire Pharmaceuticals International (Cost $6,141)(1)	5,532	6,141

See Accompanying Notes to Consolidated Financial Statements.
16

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
April 30, 2017 (unaudited)

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES TREASURY OBLIGATIONS (40.3%)
$10,000	United States Treasury Bills	(AA+, Aaa)	08/10/17	0.780	$9,977,660
20,000	United States Treasury Bills	(AA+, Aaa)	10/05/17	0.896	19,920,840
20,000	United States Treasury Bills	(AA+, Aaa)	10/19/17	0.927	19,910,460
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $49,811,897)					49,808,960
Number of Contracts
PURCHASED OPTIONS (0.1%)
Put Purchased Options (0.1%)
26	S&P 500 Index, Strike @ $2,375, expires 06/16/17 (Cost $137,853)				76,050

	Number of Shares
SHORT-TERM INVESTMENTS (24.2%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.74%(4)	2,764,236	2,764,236
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 0.090% 05/01/2017 (Cost $27,153,132)	$27,153	27,153,132
TOTAL SHORT-TERM INVESTMENTS (Cost $29,917,368)		29,917,368
TOTAL INVESTMENTS AT VALUE (88.7%) (Cost $109,000,741)		109,556,201
OTHER ASSETS IN EXCESS OF LIABILITIES (11.3%)		13,900,265
NET ASSETS (100.0%)		$123,456,466

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

(1)  Non-income producing security.

(2)  Security or portion thereof is out on loan (See note 2-M).

(3)  REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(4)  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at April 30, 2017.

Forward Foreign Currency Contracts

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
GBP	387,398	USD	494,866	05/18/17	Societe Generale	$494,866	$501,400	$6,534
JPY	15,591,030	USD	143,622	05/18/17	Societe Generale	143,622	139,950	(3,672)
NOK	13,464,049	USD	1,580,621	05/18/17	Societe Generale	1,580,621	1,571,991	(8,630)
NZD	4,063,068	USD	2,850,405	05/18/17	Societe Generale	2,850,405	2,788,332	(62,073)
SEK	5,683,904	USD	633,297	05/18/17	Societe Generale	633,297	642,383	9,086
USD	767,282	CAD	1,025,403	05/17/17	Societe Generale	(767,282)	(750,117)	17,165
USD	371,843	AUD	493,324	05/18/17	Societe Generale	(371,843)	(368,824)	3,019

See Accompanying Notes to Consolidated Financial Statements.
17

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
April 30, 2017 (unaudited)

Forward Foreign Currency Contracts (continued)

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/ Notional	Net Unrealized Appreciation (Depreciation)
USD	5,365,617	CHF	5,349,627	05/18/17	Societe Generale	$(5,365,617)	$(5,378,927)	$(13,310)
USD	5,660,399	EUR	5,284,167	05/18/17	Societe Generale	(5,660,399)	(5,758,323)	(97,924)
USD	523,080	CAD	695,497	06/21/17	Goldman Sachs	(523,080)	(509,040)	14,040
USD	831,996	CHF	834,030	06/21/17	Goldman Sachs	(831,996)	(840,372)	(8,376)
USD	377,225	GBP	307,868	06/21/17	Goldman Sachs	(377,225)	(398,861)	(21,636)
USD	1,734,815	EUR	1,613,806	06/21/17	Goldman Sachs	(1,734,815)	(1,761,671)	(26,856)
								$(192,633)
Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Commodity
Gold 100 oz. Futures	USD	Aug 2017	35	$4,450,950	$(546)
Energy
Brent Crude Oil Futures	USD	Sep 2017	51	2,682,600	$(3,014)
Light Sweet Crude Oil Futures	USD	Mar 2018	120	6,090,000	27,663
					$24,649
Foreign Exchange Contracts
AUD Currency Futures	USD	Jun 2017	19	1,420,440	$(9,487)
GBP Currency Futures	USD	Jun 2017	10	810,250	9,585
					$98
Index Contracts
EURO Stoxx 50 Index Futures	EUR	Jun 2017	37	1,413,413	$75,663
FTSE 100 Index Futures	GBP	Jun 2017	21	1,946,641	(29,267)
Hang Seng Index Futures	HKD	May 2017	15	2,368,451	51,443
Nikkei 225 Index Futures OSE	JPY	Jun 2017	4	688,975	(1,459)
S&P 500 E Mini Index Futures	USD	Jun 2017	18	2,142,450	(1,497)
					$94,883
Industrial Metals
LME Nickel Futures	USD	May 2017	30	1,693,080	$(59,478)
LME Nickel Futures	USD	Jul 2017	15	850,230	(46,551)
LME Primary Aluminum Futures	USD	May 2017	77	3,665,200	78,096
LME Primary Aluminum Futures	USD	Jul 2017	39	1,863,469	(42,285)
LME Zinc Futures	USD	May 2017	30	1,960,875	(60,368)
LME Zinc Futures	USD	Jul 2017	15	983,812	(69,137)
					$(199,723)

See Accompanying Notes to Consolidated Financial Statements.
18

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
April 30, 2017 (unaudited)

Futures Contracts (continued)
Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Interest Rate Contracts
10YR JGB Mini Futures	JPY	Jun 2017	185	$25,065,533	$(9,369)
German EURO Bund Futures	EUR	Jun 2017	36	6,342,131	(20,987)
Long Gilt Futures	GBP	Jun 2017	29	4,812,529	53,286
					$22,930
Livestock
Lean Hogs Futures	USD	Jul 2017	30	902,700	$28,405
Live Cattle Futures	USD	Aug 2017	32	1,536,640	70,907
					$99,312
Contracts to Sell
Commodity
Gold 100 oz. Futures	USD	Jun 2017	(35)	(4,439,050)	$384
Energy
Brent Crude Oil Futures	USD	Jul 2017	(51)	(2,654,550)	$3,516
Light Sweet Crude Oil Futures	USD	Jul 2017	(40)	(1,984,800)	167,618
Light Sweet Crude Oil Futures	USD	Aug 2017	(40)	(1,994,000)	(3,973)
Light Sweet Crude Oil Futures	USD	Sep 2017	(40)	(2,003,200)	(4,492)
					$162,669
Foreign Exchange Contracts
CAD Currency Futures	USD	Jun 2017	(66)	(4,831,200)	$67,739
EUR Currency Futures	USD	Jun 2017	(20)	(2,730,250)	(64,236)
JPY Currency Futures	USD	Jun 2017	(11)	(1,236,675)	(6,670)
					$(3,167)
Industrial Metals
LME Nickel Futures	USD	May 2017	(30)	(1,693,080)	$152,742
LME Nickel Futures	USD	Jul 2017	(15)	(850,230)	36,559
LME Primary Aluminum Futures	USD	May 2017	(77)	(3,665,200)	6,017
LME Primary Aluminum Futures	USD	Jul 2017	(39)	(1,863,469)	2,981
LME Zinc Futures	USD	May 2017	(30)	(1,960,875)	170,779
LME Zinc Futures	USD	Jul 2017	(15)	(983,812)	(5,921)
					$363,157
Interest Rate Contracts
10YR U.S. Treasury Note Futures	USD	Jun 2017	(18)	(2,262,937)	$(27,249)
Livestock
Lean Hogs Futures	USD	Jun 2017	(30)	(888,000)	$(25,905)
Live Cattle Futures	USD	Jun 2017	(32)	(1,587,520)	(71,423)
					$(97,328)
Net unrealized appreciation (depreciation)					$440,069

See Accompanying Notes to Consolidated Financial Statements.
19

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
April 30, 2017 (unaudited)

Total Return Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Net Unrealized Appreciation (Depreciation)
USD	$7,933,869	05/16/17	Barclays Bank plc	Barclays Hedging Insights Index	Fixed Rate	$(188,462)
USD	3,661,909	05/19/17	Barclays Bank plc	Barclays U.S. Short Variance Index	Fixed Rate	2,960
USD	1,811,794	10/18/17	BNP Paribas	Russell 2000 Total Return Index	Fee Plus LIBOR	51,585
USD	1,503,083	04/26/18	BNP Paribas	NASDAQ-100 Total Return	Fee Plus LIBOR	11,649
USD	502,400	04/27/18	BNP Paribas	Fee Plus LIBOR	Kennedy-Wilson Holdings, Inc.	5,986
GBP	501,410	04/27/18	BNP Paribas	Kennedy Wilson Europe Real Estate PLC	Fee Plus LIBOR	(12,617)
USD	2,406,321	05/16/17	Goldman Sachs	Fixed Rate	Bloomberg Agriculture Index	27,498
USD	1,563,463	05/16/17	Goldman Sachs	Bloomberg Industrial Metals Index	Fixed Rate	34,665
USD	1,795,264	05/16/17	Goldman Sachs	Bloomberg Precious Metals Index	Fixed Rate	(54,911)
USD	3,680,028	05/16/17	Goldman Sachs	Goldman Sachs RP Equity World Long Short Series 53 Excess Return Index	Fixed Rate	6,245
USD	262,020	05/16/17	Goldman Sachs	Fixed Rate	Bloomberg Energy Index	(101)
USD	670,416	05/16/17	Goldman Sachs	Fixed Rate	Bloomberg Energy Index	2,679
USD	798,134	02/16/18	Goldman Sachs	PrivateBancorp, Inc.	Fee Plus LIBOR	(19,279)
CAD	452,740	02/16/18	Goldman Sachs	Fee Plus CDOR	Canadian Imperial Bank of Commerce	17,678
USD	44,720	02/16/18	Goldman Sachs	Fee Plus LIBOR	Veeco Instruments, Inc.	(7,519)
USD	172,765	02/16/18	Goldman Sachs	Ultratech, Inc.	Fee Plus LIBOR	7,822
GBP	652,435	02/16/18	Goldman Sachs	Fee Plus LIBOR	Tesco PLC	3,672
CAD	840,685	02/16/18	Goldman Sachs	Fee Plus CDOR	Potash Corp. of Saskatchewan	(14,213)
GBP	797,040	02/16/18	Goldman Sachs	Booker Group PLC	Fee Plus LIBOR	853
CAD	841,059	02/16/18	Goldman Sachs	Agrium, Inc.	Fee Plus CDOR	12,420
USD	1,312,647	02/16/18	Goldman Sachs	NASDAQ-100 Total Return	Fee Plus LIBOR	44,955

See Accompanying Notes to Consolidated Financial Statements.
20

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
April 30, 2017 (unaudited)

Total Return Swap Contracts (continued)

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Net Unrealized Appreciation (Depreciation)
CAD	$435,158	03/01/18	Goldman Sachs	Fee Plus CDOR	MacDonald Dettwiler & Associates Ltd.	$11,644
USD	858,134	03/01/18	Goldman Sachs	DigitalGlobe, Inc.	Fee Plus LIBOR	7,949
GBP	778,155	03/08/18	Goldman Sachs	Aberdeen Asset Management PLC	Fee Plus LIBOR	28,753
GBP	775,799	03/08/18	Goldman Sachs	Fee Plus LIBOR	Standard Life PLC	(20,632)
GBP	827,739	03/15/18	Goldman Sachs	AMEC PLC	Fee Plus LIBOR	(3,150)
GBP	890,197	03/15/18	Goldman Sachs	Fee Plus LIBOR	Wood Group PLC	25,985
USD	486,836	03/15/18	Goldman Sachs	Astoria Financial Corp.	Fee Plus LIBOR	9,742
USD	490,130	03/15/18	Goldman Sachs	Fee Plus LIBOR	Sterling Bancorp	(5,328)
USD	260,358	04/26/18	Goldman Sachs	Fee Plus LIBOR	Becton, Dickinson & Co.	(10,375)
USD	866,195	04/26/18	Goldman Sachs	C.R. Bard, Inc.	Fee Plus LIBOR	10,738
USD	540,671	04/26/18	Goldman Sachs	Fee Plus LIBOR	RLJ Lodging Trust	31,165
USD	533,180	04/26/18	Goldman Sachs	FelCor Lodging Trust, Inc.	Fee Plus LIBOR	(25,602)
USD	15,744,208	05/16/17	JPMorgan Chase	JPMorgan Helix 2 Index	Fixed Rate	(76,899)
USD	19,706,080	05/16/17	JPMorgan Chase	J.P. Morgan Seasonal Spreads Portfolio Commodity Index	Fixed Rate	19,108
USD	4,000,000	06/20/17	JPMorgan Chase	Fee Plus LIBOR	iBoxx $ Liquid High Yield Index	(171,097)
USD	3,083,526	06/20/17	JPMorgan Chase	iBoxx $ Liquid High Yield Index	Fee Plus LIBOR	133,518
USD	7,992,322	06/20/17	JPMorgan Chase	iBoxx $ Liquid High Yield Index	Fee Plus LIBOR	87,338
USD	3,691,082	09/20/17	JPMorgan Chase	iBoxx $ Liquid High Yield Index	Fee Plus LIBOR	76,687
USD	3,535,427	12/18/17	Morgan Stanley	Russell 2000 Total Return Index	Fee Plus LIBOR	102,598
USD	4,205,526	04/18/18	Morgan Stanley	NASDAQ-100 Total Return	Fee Plus LIBOR	150,115
USD	5,394,375	06/20/17	Societe Generale	iBoxx $ Liquid High Yield Index	Fee Plus LIBOR	312,134
						$627,956
See Accompanying Notes to Consolidated Financial Statements.
21

Credit Suisse Multialternative Strategy Fund
Consolidated Schedule of Investments (continued)
April 30, 2017 (unaudited)

Written Options

Number of Contracts	Call Written Options	Expiration Date	Premiums Received	Current Value	Net Unrealized Appreciation (Depreciation)
37	S&P 500 Index, Strike @ $2,400	05/19/17	$18,424	$(32,374)	$(13,950)
26	S&P 500 Index, Strike @ $2,375	06/16/17	140,347	(90,350)	49,997
					$36,047
Number of Contracts	Put Written Options	Expiration Date	Premiums Received	Current Value	Net Unrealized Appreciation (Depreciation)
37	S&P 500 Index, Strike @ $2,325	05/19/17	$100,712	$(23,495)	$77,217
49	S&P 500 Index, Strike @ $2,340	05/19/17	156,700	(39,445)	117,255
					$194,472
Net Unrealized Appreciation (Depreciation)					$230,519

Currency Abbreviations:

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

EUR = Euro

GBP = British Pound

HKD = Hong Kong Dollar

JPY = Japanese Yen

NOK = Norwegian Krone

NZD = New Zealand Dollar

SEK = Swedish Krona

USD = United States Dollar

See Accompanying Notes to Consolidated Financial Statements.
22

Credit Suisse Multialternative Strategy Fund
Consolidated Statement of Assets and Liabilities
April 30, 2017 (unaudited)

Assets
Investments at value, including collateral for securities on loan of $2,764,236 (Cost $109,000,741) (Note 2)	$109,556,201[1]
Cash	1,579,342
Cash segregated held at brokers for futures contracts, swap contracts and written options (Note 2)	14,339,643
Variation margin receivable on futures contracts (Note 2)	1,631,213
Unrealized appreciation on open swap contracts (Note 2)	1,238,141
Receivable for Fund shares sold	60,283
Unrealized appreciation on forward foreign currency contracts (Note 2)	49,844
Dividend and interest receivable	9,539
Net receivable for open swap contracts	6,059
Prepaid expenses and other assets	41,114
Total assets	128,511,379
Liabilities
Investment advisory fee payable (Note 3)	44,549
Administrative services fee payable (Note 3)	4,168
Shareholder servicing/Distribution fee payable (Note 3)	321
Payable upon return of securities loaned (Note 2)	2,764,236
Payable for investments purchased	863,759
Unrealized depreciation on open swap contracts (Note 2)	610,185
Unrealized depreciation on forward foreign currency contracts (Note 2)	242,477
Outstanding written options, at value (Proceeds $416,183) (Note 2)	185,664
Payable for Fund shares redeemed	147,527
Due to custodian for foreign currency at value (cost $34,854)	37,574
Net payable for terminated total return swap contracts	34,586
Trustees' fee payable	7,040
Upfront payments received on swap contracts (Note 2)	28,696
Accrued expenses	84,131
Total liabilities	5,054,913
Net Assets
Capital stock, $.001 par value (Note 6)	11,943
Paid-in capital (Note 6)	121,756,092
Distributions in excess of net investment income	(1,471,529)
Accumulated net realized gain from investments, futures contracts, swap contracts, written options, securities sold short and foreign currency transactions	1,501,332
Net unrealized appreciation from investments, futures contracts, swap contracts, written options, securities sold short and foreign currency translations	1,658,628
Net assets	$123,456,466
I Shares
Net assets	$121,985,330
Shares outstanding	11,799,602
Net asset value, offering price and redemption price per share	$10.34
A Shares
Net assets	$1,427,471
Shares outstanding	138,910
Net asset value and redemption price per share	$10.28
Maximum offering price per share (net asset value/(1-5.25%))	$10.85
C Shares
Net assets	$43,665
Shares outstanding	4,365
Net asset value and offering price per share	$10.00

1  Includes $2,689,200 of securities on loan.

See Accompanying Notes to Consolidated Financial Statements.
23

Credit Suisse Multialternative Strategy Fund
Consolidated Statement of Operations
For the Six Months Ended April 30, 2017 (unaudited)

Investment Income
Dividends	$179,004
Securities lending (net of rebates)	9,931
Foreign taxes withheld	(593)
Total investment income	188,342
Expenses
Investment advisory fees (Note 3)	616,706
Administrative services fees (Note 3)	14,828
Shareholder servicing/Distribution fees (Note 3)
Class A	1,699
Class C	365
Custodian fees	62,312
Transfer agent fees (Note 3)	36,207
Audit and tax fees	26,618
Registration fees	26,283
Legal fees	20,862
Trustees' fees	17,116
Dividend expense for securities sold short	14,791
Printing fees	14,294
Commitment fees (Note 4)	6,229
Insurance expense	328
Miscellaneous expense	4,442
Total expenses	863,080
Less: fees waived (Note 3)	(338,673)
Net expenses	524,407
Net investment loss	(336,065)
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts, Swap Contracts, Written Options, Securities Sold Short and Foreign Currency Related Items
Net realized gain from investments	295,592
Net realized loss from futures contracts	(47,294)
Net realized gain from swap contracts	927,872
Net realized gain from written options	404,666
Net realized gain from foreign currency transactions	199,098
Net change in unrealized appreciation (depreciation) from investments	594,657
Net change in unrealized appreciation (depreciation) from futures contracts	233,527
Net change in unrealized appreciation (depreciation) from swap contracts	(376,723)
Net change in unrealized appreciation (depreciation) from written options	240,200
Net change in unrealized appreciation (depreciation) from securities sold short	2,163
Net change in unrealized appreciation (depreciation) from foreign currency translations	(229,140)
Net realized and unrealized gain from investments, futures contracts, swap contracts, written options, securities sold short and foreign currency related items	2,244,618
Net increase in net assets resulting from operations	$1,908,553

See Accompanying Notes to Consolidated Financial Statements.
24

Credit Suisse Multialternative Strategy Fund
Consolidated Statement of Changes in Net Assets

	For the Six Months Ended April 30, 2017 (unaudited)	For the Year Ended October 31, 2016
From Operations
Net investment loss	$(336,065)	$(792,323)
Net realized gain from investments, futures contracts, swap contracts, written options, securities sold short and foreign currency transactions	1,779,934	1,535,008
Net change in unrealized appreciation (depreciation) from investments, futures contracts, swap contracts, written options, securities sold short and foreign currency translations	464,684	1,069,871
Net increase in net assets resulting from operations	1,908,553	1,812,556
From Dividends and Distributions
Dividends from net investment income
Class I	(430,003)	—
Class A	(1,516)	—
Distributions from net realized gains
Class I	(2,021,820)	(239,111)
Class A	(23,670)	(3,212)
Class C	(1,733)	(753)
Net decrease in net assets resulting from dividends and distributions	(2,478,742)	(243,076)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	20,694,052	121,506,721
Reinvestment of dividends and distributions	2,464,559	242,222
Net asset value of shares redeemed	(15,499,728)	(20,664,750)
Net increase in net assets from capital share transactions	7,658,883	101,084,193
Net increase in net assets	7,088,694	102,653,673
Net Assets
Beginning of period	116,367,772	13,714,099
End of period	$123,456,466	$116,367,772
Distributions in excess of net investment income	$(1,471,529)	$(703,945)

See Accompanying Notes to Consolidated Financial Statements.
25

Credit Suisse Multialternative Strategy Fund
Consolidated Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$10.39[2]	$10.36	$10.42	$10.48[2]	$9.95	$10.00
INVESTMENT OPERATIONS
Net investment income (loss)[3]	(0.03)	(0.08)	(0.01)	(0.15)	(0.15)	0.01
Net gain (loss) from investments, futures contracts, swap contracts, written options, securities sold short and foreign currency related items (both realized and unrealized)	0.20	0.13	0.25	0.42	0.75	(0.06)
Total from investment operations	0.17	0.05	0.24	0.27	0.60	(0.05)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.04)	—	(0.18)	—	(0.06)	—
Distributions from net realized gains	(0.18)	(0.02)	(0.12)	(0.33)	(0.01)	—
Total dividends and distributions	(0.22)	(0.02)	(0.30)	(0.33)	(0.07)	—
Net asset value, end of period	$10.34	$10.39[2]	$10.36	$10.42	$10.48[2]	$9.95
Total return[4]	1.62%	0.53%[2]	2.33%	2.64%	6.11%	(0.50)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$121,985	$114,951	$13,015	$11,451	$5,409	$4,904
Ratio of net expenses to average net assets	0.87%[5]	0.91%	1.56%	1.85%	1.78%	1.79%[5]
Ratio of expenses to average net assets excluding securities sold short dividend expense	0.85%[5]	0.85%	1.32%	1.70%	1.70%	1.70%[5]
Ratio of net investment income (loss) to average net assets	(0.56)%[5]	(0.79)%	(0.14)%	(1.47)%	(1.49)%	0.21%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.57%[5]	0.65%	2.34%	2.48%	6.31%	9.22%[5]
Portfolio turnover rate	96%	1,021%	292%	431%	284%	228%

1  For the period March 30, 2012 (inception date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and include change in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
26

Credit Suisse Multialternative Strategy Fund
Consolidated Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$10.31	$10.31	$10.37	$10.46[2]	$9.93	$10.00
INVESTMENT OPERATIONS
Net investment loss[3]	(0.04)	(0.10)	(0.05)	(0.18)	(0.18)	(0.01)
Net gain (loss) from investments, futures contracts, swap contracts, written options, securities sold short and foreign currency related items (both realized and unrealized)	0.20	0.12	0.26	0.42	0.76	(0.06)
Total from investment operations	0.16	0.02	0.21	0.24	0.58	(0.07)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.01)	—	(0.15)	—	(0.04)	—
Distributions from net realized gains	(0.18)	(0.02)	(0.12)	(0.33)	(0.01)	—
Total dividends and distributions	(0.19)	(0.02)	(0.27)	(0.33)	(0.05)	—
Net asset value, end of period	$10.28[2]	$10.31	$10.31	$10.37	$10.46[2]	$9.93
Total return[4]	1.47%[2]	0.24%	2.08%	2.35%	5.96%	(0.70)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$1,427	$1,319	$320	$438	$324	$228
Ratio of net expenses to average net assets	1.12%[5]	1.17%	1.82%	2.10%	2.03%	2.04%[5]
Ratio of expenses to average net assets excluding securities sold short dividend expense	1.10%[5]	1.11%	1.57%	1.95%	1.95%	1.95%[5]
Ratio of net investment loss to average net assets	(0.81)%[5]	(0.98)%	(0.44)%	(1.73)%	(1.75)%	(0.18)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.57%[5]	0.65%	2.33%	2.48%	6.31%	9.22%[5]
Portfolio turnover rate	96%	1,021%	292%	431%	284%	228%

1  For the period March 30, 2012 (inception date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and include change in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
27

Credit Suisse Multialternative Strategy Fund
Consolidated Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Six Months Ended April 30, 2017	For the Year Ended October 31,
	(unaudited)	2016	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$10.07	$10.14	$10.21	$10.37[2]	$9.89	$10.00
INVESTMENT OPERATIONS
Net investment loss[3]	(0.08)	(0.10)	(0.12)	(0.25)	(0.25)	(0.06)
Net gain (loss) from investments, futures contracts, swap contracts, written options, securities sold short and foreign currency related items (both realized and unrealized)	0.19	0.05	0.24	0.42	0.74	(0.05)
Total from investment operations	0.11	(0.05)	0.12	0.17	0.49	(0.11)
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	—	(0.07)	—	—	—
Distributions from net realized gains	(0.18)	(0.02)	(0.12)	(0.33)	(0.01)	—
Total dividends and distributions	(0.18)	(0.02)	(0.19)	(0.33)	(0.01)	—
Net asset value, end of period	$10.00	$10.07	$10.14	$10.21	$10.37[2]	$9.89
Total return[4]	1.09%	(0.45)%	1.23%	1.68%	5.15%	(1.10)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$44	$97	$379	$1,344	$1,745	$1,074
Ratio of net expenses to average net assets	1.88%[5]	1.98%	2.57%	2.85%	2.77%	2.79%[5]
Ratio of expenses to average net assets excluding securities sold short dividend expense	1.85%[5]	1.91%	2.32%	2.70%	2.70%	2.70%[5]
Ratio of net investment loss to average net assets	(1.58)%[5]	(0.99)%	(1.20)%	(2.48)%	(2.49)%	(1.00)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.57%[5]	0.81%	2.33%	2.48%	6.31%	9.22%[5]
Portfolio turnover rate	96%	1,021%	292%	431%	284%	228%

1  For the period March 30, 2012 (inception date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  Total returns are historical and include change in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
28

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements
April 30, 2017 (unaudited)

Note 1. Organization

Credit Suisse Multialternative Strategy Fund (the "Fund"), a series of the Credit Suisse Opportunity Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks to achieve total return consistent with the risk and return patterns of a diversified universe of hedge funds. The Trust was organized under the laws of the State of Delaware as a business trust on May 31, 1995.

Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment adviser to the Fund, is registered as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Fund intends to gain exposure to commodity derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Multialternative Strategy Fund, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Fund and the accompanying financial statements reflect the financial position of the Fund and the Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Fund and the Subsidiary and all intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. As of April 30, 2017, the Fund held $6,728,032 in the Subsidiary, representing 5.5% of the Fund's consolidated net assets. For the six months ended April 30, 2017, the net realized loss on securities and other financial instruments held in the Subsidiary was $1,055,793.

Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except the share classes bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 5.25%. Class C shares are sold subject to a contingent deferred sales charge ("CDSC") of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

29

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Option contracts on securities, currencies, indices, futures contracts, swaps and other instruments are valued at the mid-point between the last bid and ask quotations as of the close of trading on the exchange on which the option is traded. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract

30

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1  –  quoted prices in active markets for identical investments

•  Level 2  –  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3  –  significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

31

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

The following is a summary of the inputs used as of April 30, 2017 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$20,389,289	$2,417,168	$—	$22,806,457
Exchange Traded Funds	6,941,225	—	—	6,941,225
Rights	—	—	6,141	6,141
United State Treasury Obligations	—	49,808,960	—	49,808,960
Options Purchased	76,050	—	—	76,050
Short-term Investments	—	29,917,368	—	29,917,368
	$27,406,564	$82,143,496	$6,141	$109,556,201
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$49,844	$—	$49,844
Futures Contracts	1,003,383	—	—	1,003,383
Swap Contracts**	—	1,238,141	—	1,238,141
Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$242,477	$—	$242,477
Futures Contracts	563,314	—	—	563,314
Swap Contracts**	—	610,185	—	610,185
Written Options	185,664	—	—	185,664

*  Other financial instruments include unrealized appreciation (depreciation) on forwards, futures and swap contracts. Written options are reported at value.

**  Value includes any premium paid or received with respect to swap contracts, if applicable.

As of April 30, 2017, the amount shown by the Fund as being Level 3 securities that were measured at fair value amounted to less than 0.01% of net assets. For the six months ended April 30, 2017, there were no transfers among Level 1, Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the six months ended April 30, 2017, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

32

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

Fair Value of Derivative Instruments as of April 30, 2017.

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward currency contracts	$49,844		Unrealized depreciation on forward currency contracts	$242,477
Foreign Exchange Contracts	Unrealized appreciation on futures contracts	77,324	*	Unrealized depreciation on futures contracts	80,393	*
Index Contracts	Unrealized appreciation on futures contracts	127,106	*	Unrealized depreciation on futures contracts	32,223	*
Commodity Contracts	Unrealized appreciation on futures contracts	745,667	*	Unrealized depreciation on futures contracts	393,093	*
Interest Rate Contracts	Unrealized appreciation on futures contracts	53,286	*	Unrealized depreciation on futures contracts	57,605	*
Index Contracts	Unrealized appreciation on open swap contracts	1,238,141		Unrealized depreciation on open swap contracts	610,185
Equity Contracts	Unrealized appreciation on written options	244,469		Unrealized depreciation on written options	13,950
		$2,535,837			$1,429,926

*Reflects cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Assets and Liabilities and Notes to Consolidated Financial Statements. Only unsettled variation margin receivable (payable) is reported in the Consolidated Statement of Assets and Liabilities.

Effect of Derivative Instruments on the consolidated Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized gain from foreign currency transactions*	$326,034	Net change in unrealized appreciation (depreciation) from foreign currency translations*	$(226,303)
Foreign Exchange Contracts	Net realized loss from futures contracts	(212,996)	Net change in unrealized appreciation (depreciation) from futures contracts	(201,172)
Index Contracts	Net realized gain from futures contracts	651,385	Net change in unrealized appreciation (depreciation) from futures contracts	69,039
Commodity Contracts	Net realized loss from futures contracts	(257,937)	Net change in unrealized appreciation (depreciation) from futures contracts	352,574
Interest Rate Contracts	Net realized loss from futures contracts	(227,746)	Net change in unrealized appreciation (depreciation) from futures contracts	13,086
Index Contracts	Net realized gain from swap contracts	927,872	Net change in unrealized appreciation (depreciation) from swap contracts	(376,723)
Equity Contracts	Net realized gain from written options	404,666	Net change in unrealized appreciation (depreciation) from written options	240,200
		$1,611,278		$(129,299)

*Consolidated Statement of Operations includes both forward foreign currency contracts and foreign currency transactions/translations.

33

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

For the six months ended April 30, 2017, the Fund held average monthly value on a net basis of $21,627,883 in forward foreign currency contracts and average monthly notional values on a net basis of $33,885,775 and $40,292,200 in long futures contracts and short futures contracts and $99,177,403 in swap contracts, respectively. For the six months ended April 30, 2017, the Fund received average monthly premiums of $179,577 from written options contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund's derivative assets, net of related collateral held by the Fund, at April 30, 2017:

Counterparty	Gross Amount of Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Barclays Bank plc	$2,960	$(2,960)	$—	$—	$—
BNP Paribas	69,220	(12,617)	—	—	56,603
Goldman Sachs	542,972	(231,928)	(235,066)	—	75,978
JPMorgan Chase	316,651	(247,996)	—	—	68,655
Morgan Stanley	252,713	—	—	—	252,713
Societe Generale	347,938	(185,609)	—	—	162,329
	$1,532,454	$(681,110)	$(235,066)	$—	$616,278

34

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Fund's derivative liabilities, net of related collateral pledged by the Fund, at April 30, 2017:

Counterparty	Gross Amount of Liabilities Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank plc	$188,462	$(2,960)	$—	$—	$185,502
BNP Paribas	12,617	(12,617)	—	—	—
Goldman Sachs	231,928	(231,928)	—	—	—
JPMorgan Chase	247,996	(247,996)	—	—	—
Societe Generale	185,609	(185,609)	—	—	—
	$866,612	$(681,110)	$—	$—	$185,502

(a)  Swap contracts, written options and forward foreign currency exchange contracts are included. Written options are reported at market value.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Reported net realized gain (loss) from foreign currency transactions arises from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses on translation of assets and liabilities denominated in foreign currencies arises from changes in the fair values of assets and liabilities, other than investments at the end of the period, resulting from changes in exchange rates. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are

35

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships ("Qualifying Income"). The Internal Revenue Service ("IRS") has issued a ruling that income realized from certain types of commodity-linked derivatives would not be Qualifying Income. As a result, the Fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a

36

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

wholly-owned subsidiary would constitute Qualifying Income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended.

If the Fund is unable to ensure continued qualification as a RIC, the Fund may be required to change its investment objective, policies or techniques, or may be liquidated. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns. The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the IRS and state departments of revenue.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) SHORT SALES — The Fund enters into short sale transactions collateralized by cash deposits received from brokers in connection with securities lending activities and securities. The collateral amounts required are determined daily by reference to the market value of the short positions. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. Short sales also involve transaction and other costs that will reduce potential gains and increase potential Fund losses. The use by the Fund of short sales in combination with long positions in the Fund in an attempt to improve performance may not be successful and may result in greater losses

37

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long equity positions will decline in value at the same time that the value of the securities it has sold short increases, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. At April 30, 2017, the amount of restricted cash held at brokers related to open short positions was $0.

I) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to or hedge against changes in interest rates, equity and market price movements and/or currency risks. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin with a Futures Commission Merchant ("FCM"). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Futures have minimal counterparty credit risk because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Fund's open futures contracts are disclosed in the Consolidated Schedule of Investments. At April 30, 2017, the amount of restricted cash held at brokers related to open futures contracts was $1,012,604.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM's proprietary activities. A customer's cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM's segregation requirements. In the

38

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

event of an FCM's insolvency, recovery may be limited to the Fund's pro rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

J) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund forgoes the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund's open forward currency contracts at April 30, 2017 are disclosed in the Consolidated Schedule of Investments.

K) SWAPS — The Fund may enter into swaps either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows. The Fund will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Fund's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Fund and the

39

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Fund may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell a credit default swap in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

The Fund bears the risk of loss of the amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation from swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses from swap contracts. Upon entering into a centrally cleared swap, the Fund is required to deposit with a

40

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty. The Fund's open swap contracts are disclosed in the Consolidated Schedule of Investments. At April 30, 2017, the amount of restricted cash held at brokers related to open swap contracts and centrally cleared swaps for the Fund were $7,362,249 and 0, respectively.

L) OPTION CONTRACTS — The Fund will enter into options contracts to gain exposure to risk volatility based assets. When the Fund purchases an option, it pays a premium and the option is subsequently marked to market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised or closed are deducted from the cost or added to the proceeds on the underlying instrument or closing purchase transaction to determine the realized gain or loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Fund are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. The Fund's exchange-traded written options are disclosed in the Consolidated Schedule of Investments. At April 30, 2017, the amount of restricted cash held at brokers related to option contracts was $5,964,790.

41

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

For the six months ended April 30, 2017, transactions for written options on securities, interest rate swaps and futures were as follows:

	Number of Contracts	Premium Received
Written Options, outstanding as of October 31, 2016	22	$75,569
Options written	454	1,101,842
Options bought back	(303)	(690,045)
Options exercised	—	—
Options expired	(24)	(71,183)
Written Options, outstanding as of April 30, 2017	149	$416,183

M) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. As of April 30, 2017, the Fund had investment securities on loan with a fair value of $2,689,200. Collateral received for securities loaned and a related liability of $2,764,236 are presented gross in the Consolidated Statement of Assets and Liabilities. The collateral for securities loaned is valued consistently to the other investments held by the Fund and is included in Level 2 of the fair value hierarchy. As of April 30, 2017, the value of the related collateral exceeded the value of the securities loaned.

During the six months ended April 30, 2017, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $13,743, of which $527 was rebated to borrowers (brokers). The Fund retained $9,931 in income from the cash collateral investment, and

42

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

SSB, as lending agent, was paid $3,285. Securities lending income is accrued as earned.

N) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the consolidated financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Consolidated Statement of Assets and Liabilities.

O) FOREIGN INVESTMENTS RISK — The Fund may have elements of risk not typically associated with investments in the U.S. due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

Because the Fund may invest a significant portion of its assets in these markets, it is subject to greater risks of adverse events that occur in those markets and may experience greater volatility than a Fund that is more broadly diversified geographically.

P) NEW ACCOUNTING PRONOUNCEMENTS — On August 26, 2016, Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2016-15, "Statement of Cash Flows (Topic 230), a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-15"). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from

43

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 2. Significant Accounting Policies (continued)

the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In November 2016, FASB issued Accounting Standards Update No. 2016-18, "Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB's Emerging Issues Task Force" ("ASU 2016-18"). ASU 2016-18 requires that a statement of cash flows explains the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. ASU 2016-18 is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the impact, if any, of applying this provision.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund's financial statements and related disclosures.

Q) SUBSEQUENT EVENTS — In preparing the financial statements as of April 30, 2017, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

44

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser and administrator for the Fund. Effective November 15, 2016, for its investment advisory and administration services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 1.04% of the Fund's average daily net assets. Credit Suisse has contractually agreed to limit expenses so that the Fund's annual operating expenses do not exceed 0.85% of the Fund's average daily net assets for Class I shares, 1.10% of the Fund's average daily net assets for Class A shares, and 1.85% of the Fund's average daily net assets for Class C shares. For the six months ended April 30, 2017, investment advisory and administration fees earned and fees waived/expenses reimbursed were $616,706 and $338,673, respectively. Prior to November 15, 2016, the Fund paid advisory fees at the annual rate of 0.95% of average daily net assets. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously reimbursed by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause the Fund to exceed the applicable expense limitation in the contract at the time the fees are recouped. This contract may not be terminated before February 28, 2018.

The amounts waived and reimbursed by Credit Suisse, which are available for potential future recoupment by Credit Suisse, and the expiration schedule at April 30, 2017 are as follows:

	Fee waivers/expense reimbursements subject to recoupment*	Expires October 31, 2017	Expires October 31, 2018	Expires October 31, 2019	Expires October 31, 2020
Class I	$1,397,685	$201,552	$276,384	$606,964	$312,785
Class A	27,429	9,091	8,041	6,694	3,603
Class C	66,354	38,016	27,045	1,100	193
Totals	$1,491,468	$248,659	$311,470	$614,758	$316,581

*The Subsidiary is not eligible for recoupment.

Prior to November 15, 2016, Credit Suisse and SSB served as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculated at an annual rate of 0.09% of the Fund's average daily net assets. On November 15, 2016, the Fund entered into an Investment Management Agreement with Credit Suisse which bundled the advisory and administration fees into a single fee. For the period from November 1, 2016 to November 14, 2016, co-administrative services fees earned by Credit Suisse were $4,298.

45

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 3. Transactions with Affiliates and Related Parties (continued)

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months ended April 30, 2017, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $10,530.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the six months ended April 30, 2017, the Fund paid Rule 12b-1 distribution fees of $1,699 for Class A shares and $365 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent-related services to the Fund and receive compensation from the Fund. For the six months ended April 30, 2017, the Fund paid $35,769, which is included within transfer agent fees in the Consolidated Statement of Operations.

For the six months ended April 30, 2017, CSSU and its affiliates advised the Fund that they retained $399 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on sale of Class C shares.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), with SSB in an aggregated amount of $250 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At April 30, 2017 and during the six months ended April 30, 2017, the Fund had no borrowings outstanding under the Credit Facility.

46

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 5. Purchases and Sales of Securities

For the six months ended April 30, 2017, purchases and sales of investment securities (excluding short-term investments) were as follows:

Investment Securities
Purchases	Sales
$40,257,575	$16,731,522

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	1,973,082	$20,401,296	11,724,055	$119,800,085
Shares issued in reinvestment of dividends and distributions	236,955	2,445,260	23,730	238,966
Shares redeemed	(1,476,289)	(15,247,893)	(1,938,432)	(19,674,476)
Net increase	733,748	$7,598,663	9,809,353	$100,364,575
	Class A
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares sold	28,467	$292,756	167,588	$1,706,636
Shares issued in reinvestment of dividends and distributions	1,789	18,350	260	2,609
Shares redeemed	(19,264)	(198,081)	(70,992)	(715,082)
Net increase	10,992	$113,025	96,856	$994,163
	Class C
	For the Six Months Ended April 30, 2017 (unaudited)		For the Year Ended October 31, 2016
	Shares	Value	Shares	Value
Shares issued in reinvestment of dividends and distributions	94	$949	66	$238,966
Shares redeemed	(5,375)	(53,754)	(27,774)	(275,192)
Net decrease	(5,281)	$(52,805)	(27,708)	$(36,226)

47

Credit Suisse Multialternative Strategy Fund
Notes to Consolidated Financial Statements (continued)
April 30, 2017 (unaudited)

Note 6. Capital Share Transactions (continued)

On April 30, 2017, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Class I	3	98%
Class A	3	64%
Class C	1	100%

Some of the shareholders may be omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

48

Credit Suisse Multialternative Strategy Fund
Shareholder Meeting Results (unaudited)

A special meeting of shareholders of the Credit Suisse Opportunity Funds — Credit Suisse Multialternative Strategy Fund (the "Fund") was held at One Madison Avenue, 11th Floor, New York, NY 10010 on March 14, 2017. The following matter was voted upon by the shareholders of the Fund and the results are presented below. The proposal was approved.

To Elect the Following Nominees as Trustees:

	FOR	WITHHELD
Laura A. DeFelice	10,298,373	484,619
Mahendra R. Gupta	10,298,373	484,619
John G. Popp	10,298,373	484,619
Total Eligible Shares	11,618,692
Total Shares Voted	10,782,992
% of Shares Voted	92.81%

49

Credit Suisse Multialternative Strategy Fund
Board Approval of Investment Management Agreement (unaudited)

In approving the amended and restated investment management agreement for the Credit Suisse Multialternative Strategy Fund (the "Fund"), a series of Credit Suisse Opportunity Funds (the "Trust"), the Board of Trustees of the Trust (the "Board"), including all of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Independent Trustees"), at a meeting held on November 14 and 15, 2016, considered the following factors:

Investment Management Fee Rates and Expenses

The Board reviewed and considered the contractual management fee rate of 1.04% of the Fund's average daily net assets (the "Contractual Management Fee") for the Fund in light of the extent and quality of the management services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also considered that Credit Suisse entered into an expense limitation agreement ("Expense Limitation Agreement") limiting the Fund's total net expenses to 1.10%, 1.85% and 0.85% of the average daily net assets of Class A, Class C and Class I, respectively, until February 28, 2018.

The Board considered that it had approved a proposal to bundle the Fund's advisory and co-administration services under a single new Investment Management Agreement between the Fund and Credit Suisse (the "Management Agreement"). The Board noted that the Management Agreement became effective November 15, 2016. The Management Agreement provides for a contractual combined management fee rate of 1.04% of the Fund's average daily net assets. The Board noted that the proposal bundled the advisory and administration fees into a single fee under the Management Agreement. The Board also noted that the bundling of the advisory and co-administration services and fees will not impact the aggregate services provided under the current arrangement and that the overall combined advisory and co-administration fees paid by shareholders would not increase.

Additionally, the Board received and considered information comparing the Fund's Contractual Management Fee, Contractual Management Fee less waivers and/or reimbursements ("Net Management Fee") and the Fund's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Broadridge, an independent provider of investment company data. The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe. The Board also received and considered information regarding the co-administration fees paid by the Fund.

50

Credit Suisse Multialternative Strategy Fund
Board Approval of Investment Management Agreement (unaudited) (continued)

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the advisory and co-administration agreements and to be provided under the Management Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board noted that the extensive investment management services provided by Credit Suisse included broad supervisory responsibility and oversight over other service providers to the Fund. The Board reviewed background information about Credit Suisse including its Form ADV Part 2 — Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Fund Performance

The Board received and considered performance results of the Fund over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Fund. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe. The Board considered the investment performance of the Fund relative to its stated objectives, as well as the performance of the Fund relative to its peers.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Management Agreement for the Fund, including any fee waivers, as well as other relationships between the Fund on

51

Credit Suisse Multialternative Strategy Fund
Board Approval of Investment Management Agreement (unaudited) (continued)

the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse's methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective. The Board also received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as the Fund continues to grow, economics of scale potentially could be realized.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates) and the fees paid to an affiliate of Credit Suisse for distribution services.

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse's compliance procedures.

52

Credit Suisse Multialternative Strategy Fund
Board Approval of Investment Management Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Management Agreement and the investment management fee under such agreement, the Board concluded that:

•  The Contractual Management Fee and Net Management Fee, reviewed along with information provided by Broadridge for the funds in the Fund's Expense Group and Expense Universe, were reasonable in relation to the services provided by Credit Suisse.

•  The Board was satisfied with the nature, extent and quality of the investment management services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the advisory and co-administration agreements and to be provided under the Management Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Fund and Credit Suisse's ongoing commitment to the Fund and willingness to waive fees, Credit Suisse's profitability based on fees payable under the advisory and co-administration agreements, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the information received and considered by the Board, the Fund's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

53

Credit Suisse Multialternative Strategy Fund
Notice of Privacy and Information Practices (unaudited)

At Credit Suisse, we know that you are concerned with how we protect and handle nonpublic personal information that identifies you. This notice is designed to help you understand what nonpublic personal information we collect from you and from other sources, and how we use that information in connection with your investments and investment choices that may be available to you. Except where otherwise noted, this notice is applicable only to consumers who are current or former investors, meaning individual persons whose investments are primarily for household, family or personal use ("individual investors"). Specified sections of this notice, however, also apply to other types of investors (called "institutional investors"). Where the notice applies to institutional investors, the notice expressly states so. This notice is being provided by Credit Suisse Funds and Credit Suisse Closed-End Funds. This notice applies solely to U.S. registered investment companies advised by Credit Suisse Asset Management, LLC.

Categories of information we may collect:

We may collect information about you, including nonpublic personal information, such as

•  Information we receive from you on applications, forms, agreements, questionnaires, Credit Suisse websites and other websites that are part of our investment program, or in the course of establishing or maintaining a customer relationship, such as your name, address, e-mail address, Social Security number, assets, income, financial situation; and

•  Information we obtain from your transactions and experiences with us, our affiliates, or others, such as your account balances or other investment information, assets purchased and sold, and other parties to a transaction, where applicable.

Categories of information we disclose and parties to whom we disclose it:

•  We do not disclose nonpublic personal information about our individual investors, except as permitted or required by law or regulation. Whether you are an individual investor or institutional investor, we may share the information described above with our affiliates that perform services on our behalf, and with our asset management and private banking affiliates; as well as with unaffiliated third parties that perform services on our behalf, such as our accountants, auditors, attorneys, broker-dealers, fund administrators, and other service providers.

54

Credit Suisse Multialternative Strategy Fund
Notice of Privacy and Information Practices (unaudited) (continued)

•  We want our investors to be informed about additional products or services. We do not disclose nonpublic personal information relating to individual investors to our affiliates for marketing purposes, nor do we use such information received from our affiliates to solicit individual investors for such purposes. Whether you are an individual investor or an institutional investor, we may disclose information, including nonpublic personal information, regarding our transactions and experiences with you to our affiliates.

•  In addition, whether you are an individual investor or an institutional investor, we reserve the right to disclose information, including nonpublic personal information, about you to any person or entity, including without limitation any governmental agency, regulatory authority or self-regulatory organization having jurisdiction over us or our affiliates, if (i) we determine in our discretion that such disclosure is necessary or advisable pursuant to or in connection with any United States federal, state or local, or non-U.S., court order (or other legal process), law, rule, regulation, or executive order or policy, including without limitation any anti-money laundering law or the USA PATRIOT Act of 2001; and (ii) such disclosure is not otherwise prohibited by law, rule, regulation, or executive order or policy.

Confidentiality and security

•  To protect nonpublic personal information about individual investors, we restrict access to those employees and agents who need to know that information to provide products or services to us and to our investors. We maintain physical, electronic, and procedural safeguards to protect nonpublic personal information.

Other Disclosures

This notice is not intended to be incorporated in any offering materials, but is a statement of our current Notice of Privacy and Information Practices and may be amended from time to time. This notice is current as of May 23, 2017.

55

Credit Suisse Multialternative Strategy Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

56

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  MSF-SAR-0417

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This item is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominating Committee recommends Board member candidates.  Shareholders of the registrant may also submit nominees that will be considered by the Committee.  Recommendations should be mailed to the registrant’s Secretary, c/o Credit Suisse Asset Management, LLC, One Madison Avenue, New York, NY 10010.  Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of the registrant that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes such individual is, or is not, an “interested person” of the registrant (as defined in the Investment Company Act of 1940) and information regarding such individual that is sufficient, in the Committee’s discretion, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)                  Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE OPPORTUNITY FUNDS

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	June 27, 2017

/s/ Laurie Pecha
Name:	Laurie Pecha
Title:	Chief Financial Officer
Date:	June 27, 2017